EXHIBIT 10.11

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

This is an Assignment, Assumption and Recognition Agreement (the “Agreement”) made as of the 15th day of January 2013, among Redwood Residential Acquisition Corporation, a Delaware corporation (“Assignor”), Sequoia Residential Funding, Inc., a Delaware corporation (“Depositor”), Christiana Trust, a division of Wilmington Savings Fund Society, FSB, a federal savings bank, not in its individual capacity but solely as trustee (in such capacity, the “Trustee” or the “Assignee”) under a Pooling and Servicing Agreement dated as of January 1, 2013 (the “Pooling and Servicing Agreement”), and EverBank, a federal savings association (the “Bank”).

In consideration of the mutual promises contained herein, the parties hereto agree that the mortgage loans (the “Mortgage Loans”) listed on Attachment 1 annexed hereto (the “Mortgage Loan Schedule”) now serviced by the Bank (together with its successors and assigns, the “Servicer”) for Assignor and its successors and assigns pursuant to the Mortgage Loan Purchase Agreement dated as of November 20, 2012, between Barclays Bank PLC and the Bank, as modified by the Assignment, Assumption and Recognition Agreement dated the date hereof among Barclays Bank PLC, the Assignor and the Bank (the “Purchase Agreement”) and the servicing thereof shall be subject to the terms of the Purchase Agreement as modified or supplemented by this Agreement. Unless otherwise specified herein, capitalized terms used herein but not defined shall have the meanings ascribed to them in the Purchase Agreement. Assignor will sell the Mortgage Loans to Depositor pursuant to a Mortgage Loan Purchase and Sale Agreement dated the date hereof, and Depositor will sell the Mortgage Loans to Assignee pursuant to the Pooling and Servicing Agreement.

Assignment and Assumption

1.          Assignor hereby grants, transfers and assigns to Depositor all of its right, title and interest in, to and under the Purchase Agreement to the extent relating to the Mortgage Loans, together with its obligations as “Purchaser” to the extent relating to the Mortgage Loans, and Depositor hereby accepts such assignment from Assignor and assumes such obligations.

2.          Depositor hereby grants, transfers and assigns to Assignee all of its right, title and interest in, to and under the Purchase Agreement to the extent relating to the Mortgage Loans, together with its obligations as “Purchaser” to the extent relating to the Mortgage Loans, Depositor is released from all obligations under the Purchase Agreement, and Assignee hereby accepts such assignment from Depositor and assumes such obligations.

3.          Assignee agrees to be bound, as “Purchaser,” by all of the terms, covenants and conditions of the Purchase Agreement relating to the Mortgage Loans, and from and after the date hereof, Assignee assumes for the benefit of each of Assignor, Depositor and the Bank all of Assignor's obligations as “Purchaser” thereunder in respect of the Mortgage Loans, and Assignor is released from such obligations, other than any such obligations that have accrued prior to the date hereof.

4.         The Bank hereby acknowledges the foregoing assignments and assumptions and agrees that Assignee shall be the “Purchaser” under the Purchase Agreement with respect to the Mortgage Loans.

Representations and Warranties

5.          Assignor warrants and represents to, and covenants with, Depositor, Assignee and the Bank as of the date hereof that:

(a)          Attached hereto as Attachment 2 is a true and accurate copy of the Purchase Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b)          Assignor is the lawful owner of its interests, rights and obligations under the Purchase Agreement to the extent of the Mortgage Loans, free and clear from any and all claims and encumbrances whatsoever, and upon the transfer of such interests, rights and obligations to Assignee as contemplated herein, Assignee shall have good title to all of Assignee's interests, rights and obligations under the Purchase Agreement to the extent of the Mortgage Loans, free and clear of all liens, claims and encumbrances;

(c)          There are no offsets, counterclaims or other defenses available to the Bank with respect to the Purchase Agreement;

(d)          Assignor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

(e)          Assignor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of Assignor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignor’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignor or its property is subject. The execution, delivery and performance by Assignor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Assignor. This Agreement has been duly executed and delivered by Assignor and, upon the due authorization, execution and delivery by the other parties hereto, will constitute the valid and legally binding obligation of Assignor enforceable against Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

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(f)          No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignor in connection with the execution, delivery or performance by Assignor of this Agreement, or the consummation by it of the transactions contemplated hereby.

6.          Depositor warrants and represents to, and covenants with, Assignor, Assignee and the Bank that as of the date hereof:

(a)          Depositor is a Delaware corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

(b)          Depositor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of Depositor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Depositor’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Depositor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Depositor or its property is subject. The execution, delivery and performance by Depositor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of Depositor. This Agreement has been duly executed and delivered by Depositor and, upon the due authorization, execution and delivery by the other parties hereto, will constitute the valid and legally binding obligation of Depositor enforceable against Depositor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(c)          No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Depositor in connection with the execution, delivery or performance by Depositor of this Agreement, or the consummation by it of the transactions contemplated hereby other than any that have been obtained or made.

7.          Assignee warrants and represents to, and covenants with, Assignor, Depositor and the Bank that as of the date hereof:

(a)          Assignee is a federal savings bank duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; and

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(b)          Assignee has been directed to enter into this Agreement pursuant to the provisions of the Pooling and Servicing Agreement. The execution, delivery and performance by Assignee of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on part of Assignee. This Agreement has been duly executed and delivered by Assignee and, upon the due authorization, execution and delivery by the other parties hereto, will constitute the valid and legally binding obligation of Assignee enforceable against Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law.

8.          The Bank warrants and represents to, and covenants with, Assignor, Depositor and Assignee as of the date hereof that:

(a)          Attached hereto as Attachment 2 is a true and accurate copy of the Purchase Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b)          The Bank is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to service the Mortgage Loans pursuant to and otherwise to perform its obligations under the Purchase Agreement;

(c)          The Bank has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of the Bank’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Bank’s charter or by-laws or any legal restriction, or any material agreement or instrument to which the Bank is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Bank or its property is subject. The execution, delivery and performance by the Bank of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of the Bank. This Agreement has been duly executed and delivered by the Bank and, upon the due authorization, execution and delivery by Assignor, Assignee and the Depositor, will constitute the valid and legally binding obligation of the Bank enforceable against the Bank in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

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(d)          No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Bank in connection with the execution, delivery or performance by the Bank of this Agreement, or the consummation by it of the transactions contemplated hereby or, if required, such consent, approval, authorization or order has been or will be obtained prior the consummation of such transactions.

Restated Bank Representations and Warranties

9.          The Bank hereby restates to Depositor and Assignee (a) the representations and warranties set forth in Section 8.02 of the Purchase Agreement with respect to each Mortgage Loan as of the related Closing Date (as such term is defined in the Purchase Agreement) and (b) the representations and warranties set forth in Section 8.01 of the Purchase Agreement as of the date hereof, in each case as if such representations and warranties were set forth herein in full.

In the event of a breach of any representations and warranties referred to in clauses (a) or (b) above as of the date specified, Assignee shall be entitled to all the remedies under the Purchase Agreement, subject to the rights of the Controlling Holder pursuant to Section 13.

Repurchase by Assignor Upon Certain Breaches of Representations and Warranties

10.        (a)          Assignor hereby covenants and agrees that, if a breach of any representation and warranty set forth in Section 8.02 of the Purchase Agreement exists on the date hereof that materially and adversely affects the value of any Mortgage Loan or the interest of Assignee in any Mortgage Loan and such breach did not exist as of the Closing Date of that Mortgage Loan, Assignor shall have a period of 60 days from the earlier of either discovery by or receipt of written notice from Assignee to Assignor of such breach within which to correct or cure such breach. Each determination as to whether there has been such a breach shall be conducted on a Mortgage Loan-by-Mortgage Loan basis. A breach of representations and warranties in Sections 8.02(i), (jj), and (eee) of the Purchase Agreement shall be deemed to materially and adversely affect the value of the related Mortgage Loan or the interest of the Assignee therein. Assignor hereby covenants and agrees that if any breach cannot be corrected or cured within such 60 day period, then Assignor shall, at its option, (i) substitute a mortgage loan for the defective Mortgage Loan in accordance with the Purchase Agreement, (ii) repurchase the related Mortgage Loan at the Repurchase Price or (iii) except for a breach of a representation and warranty in Section 8.02(eee) of the Purchase Agreement, make an indemnification payment in an amount equal to the reduction in value of such Mortgage Loan as a result of such breach not later than 90 days after its discovery or receipt of notice of such breach and in the case of clauses (ii) and (iii) above, by wire transfer of immediately available funds to such account as Assignee shall specify to Assignor.

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(b)          Assignor and Assignee agree that the resolution of any controversy or claim arising out of or relating to an obligation or alleged obligation of Assignor to repurchase a Mortgage Loan or Mortgage Loans pursuant to Section 10(a) above shall be by Arbitration administered by the American Arbitration Association in accordance with the provisions of Exhibit H of the Purchase Agreement, with the Assignor as the “Seller” thereunder and the Assignee as the “Purchaser.” Each party hereto agrees that if any Arbitration arising out of or relating to an obligation or alleged obligation of the Bank to repurchase a Mortgage Loan relating to the same representation and warranty has commenced and is continuing, then such Arbitration shall be joined with the Arbitration commenced hereunder between Assignor and Assignee.

Recognition of Assignee

11.        (a)          From and after the date hereof, subject to Sections 13 and 14 below, the Bank shall recognize Assignee as owner of the Mortgage Loans and will service the Mortgage Loans and perform its obligations hereunder for the benefit of the Assignee in accordance with the Purchase Agreement, as modified hereby or as may be amended from time to time, as if Assignee and the Bank had entered into a separate servicing agreement for the purchase and servicing of the Mortgage Loans, the terms of which are incorporated herein by reference, as amended by this Agreement.

(b)          It is the intention of Assignor, Depositor, the Bank and Assignee that this Agreement, which includes the Purchase Agreement, shall constitute a separate and distinct servicing agreement, and the entire servicing agreement, between the Bank and Assignee to the extent of the Mortgage Loans and shall be binding upon and for the benefit of the respective successors and assigns of the parties hereto.

Continuing Rights and Responsibilities

12.       (a)          Controlling Holder Rights. The Bank agrees and acknowledges that Sequoia Mortgage Funding Corporation, an Affiliate of the Depositor, in its capacity as the initial Controlling Holder pursuant to the Pooling and Servicing Agreement, and for so long as it is the Controlling Holder, will assume all of Assignee's rights and all related responsibilities as Purchaser under each of the following sections of the Purchase Agreement:

Purchase Agreement:

Section	Matter

8.03, other than the third paragraph of, 8.03	Remedies for Breach of Representations and Warranties

15.04	Purchaser’s Right to Examine Servicer Records

15.05	Seller and Servicer Shall Provide Access/Information as Reasonably Required

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(b)          Notwithstanding Sections 1 and 2 above, Assignor reserves its rights under, and does not assign to Assignee or Depositor, the ongoing rights to take action and the responsibilities of the Purchaser under the sections of the Purchase Agreement listed below:

Purchase Agreement:

Section	Matter
8.05	Purchase Price Protection

Exhibit G	Compliance Requirements

(c)          In addition, the Bank agrees to furnish to Assignor and to Wells Fargo Bank, N.A., as master servicer or securities administrator under the Pooling and Servicing Agreement (the “Master Servicer”), copies of reports, notices, statements and other communications required to be delivered to the Purchaser by the Bank pursuant to any of the sections of the Purchase Agreement referred to above and under the following sections, at the times therein specified:

Purchase Agreement:

Section

7.14	Transfer of Accounts

14.02	Statements to Purchaser

Section 1.04 of Exhibit G	Servicer Compliance Statement

Section 1.05 of Exhibit G	Report on Assessment of Compliance and Attestation

(d)          If there is no Controlling Holder under the Pooling and Servicing Agreement, then all rights and responsibilities assumed by the Controlling Holder pursuant to Section 13(a) shall terminate and revert to Assignee. Assignor will provide thirty (30) days notice to the Bank of any such termination of which Assignor has knowledge. Upon the first exercise of an enforcement of any rights pursuant to Section 13(a), Assignee shall notify (or cause the Master Servicer to notify) the Bank that there is no longer a Controlling Holder.

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Amendments to Purchase Agreement

13.         The parties agree that the Purchase Agreement shall be amended, solely with respect to the Mortgage Loans, as follows:

 (a)           Definitions.

(i)          The definitions of “Business Day,” “Eligible Account” and “Eligible Investment” set forth in Section 1.01 of the Purchase Agreement shall be deleted and replaced in their entirety as follows, and the following definitions of “Clean-up Call,” “Controlling Holder,” “MERS Event” and “Securities Administrator” shall be added to Section 1 of the Purchase Agreement:

Business Day: Any day other than (i) a Saturday or a Sunday, (ii) a legal holiday in the states of California, Delaware, Florida, Maryland, Minnesota, Missouri or New York, (iii) a day on which banks in the states of California, Delaware, Florida, Maryland, Minnesota, Missouri or New York, are authorized or obligated by law or executive order to be closed or (iv) a day on which the New York Stock Exchange or the Federal Reserve Bank of New York is closed.

Clean-up Call: The optional purchase of the mortgage loans subject to the Pooling and Servicing Agreement and all property acquired in respect of any such mortgage loan remaining in the trust fund created pursuant to the Pooling and Servicing Agreement on any date on which the aggregate stated principal balance is less than 10% of the aggregate stated principal balance as of January 1, 2013, in accordance with the Pooling and Servicing Agreement.

Controlling Holder: At any time, the holder of the majority of the class principal amount of the most subordinate class of certificates issued pursuant to the Pooling and Servicing Agreement or, if the class principal amount of the most subordinate class of certificates issued pursuant to the Pooling and Servicing Agreement is zero, the holder of the majority of the class principal amount of the second most subordinate class of certificates issued pursuant to the Pooling and Servicing Agreement. If the class principal amount of the second most subordinate class of certificates issued pursuant to the Pooling and Servicing Agreement is zero, then no entity will have any rights as a Controlling Holder.

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Eligible Account: Any account or accounts maintained with a federal or state chartered depository institution or trust company the debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) satisfy each of the following criteria: (1) the short-term unsecured debt obligations of such entity are rated in the highest rating category of Fitch, Inc. (“Fitch”) and Moody’s Investors Service, Inc. (“Moody’s”) and the long-term unsecured debt obligations of such entity are rated in one of the two highest rating categories of Fitch and Moody’s and (2) if the unsecured debt obligations of such entity are rated by Kroll Bond Rating Agency, Inc. (“KBRA” and, together with Fitch and Moody’s, the “Rating Agencies”), then the short-term unsecured debt obligations of such entity are rated in the highest rating category of KBRA and the long-term unsecured debt obligations of such entity are rated in one of the three highest rating categories of KBRA. If the ratings no longer satisfy each of these criteria, the funds on deposit therewith in connection with this transaction shall be transferred to an Eligible Account within 30 days of such downgrade. Eligible Accounts may bear interest.

Eligible Investments: At any time, any one or more of the following obligations and securities:

(i)          direct obligations of, and obligations fully guaranteed by the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;

(ii)         (a) demand or time deposits, federal funds or bankers’ acceptances issued by any depository institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or the short-term deposit rating and/or the long-term unsecured debt obligations or deposits of such depository institution or trust company at the time of such investment or contractual commitment providing for such investment are rated in the highest rating category by the Rating Agencies for long-term unsecured debt with a maturity of more than one year or in the highest rating category with respect to short-term obligations and (b) any other demand or time deposit or certificate of deposit that is fully insured by the FDIC;

(iii)        repurchase obligations with a term not to exceed thirty (30) days and with respect to any security described in clause (i) above and entered into with a depository institution or trust company (acting as principal) described in clause (ii)(a) above;

(iv)        securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof that are rated in the highest rating category by the Rating Agencies for long-term unsecured debt with a maturity of more than one year or in the highest rating category with respect to short-term obligations, in each case at the time of such investment or contractual commitment providing for such investment; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investments therein will cause the then outstanding principal amount of securities issued by such corporation and held as Eligible Investments to exceed 10% of the aggregate outstanding principal balances of all of the Mortgage Loans and Eligible Investments;

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(v)         commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) that is rated in the highest rating category by the Rating Agencies at the time of such investment; and

(vi)        any money market funds rated in one of the two highest rating categories by the Rating Agencies for long-term unsecured debt with a maturity of more than one year or in the highest rating category with respect to short-term obligations;

provided, however, that no instrument or security shall be an Eligible Investment if such instrument or security evidences a right to receive only interest payments with respect to the obligations underlying such instrument or if such security provides for payment of both principal and interest with a yield to maturity in excess of 120% of the yield to maturity at par or if such instrument or security is purchased at a price greater than par.

MERS Event: The occurrence of any of the following events:

(i)          a Monthly Payment on a MERS Designated Mortgage Loan has not been received within 60 days of its Due Date;

(ii)         a court of competent jurisdiction in a particular state rules that MERS is not an appropriate, permissible or authorized system for transferring ownership of Mortgage Loans in that state; or

(iii)        (A) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against MERS, and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or (B) MERS shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, voluntary liquidation or similar proceedings of or relating to MERS or of or relating to all or substantially all of its property; or (C) MERS shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations.

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With respect to the event described in clause (ii), a MERS Event will be deemed to have occurred with respect to all Mortgage Loans in the related state, and with respect to any of the events described in clause (iii), a MERS Event will be deemed to have occurred with respect to all of the Mortgage Loans.

Securities Administrator: Wells Fargo Bank, N.A., not in its individual capacity but solely as Securities Administrator under the Pooling and Servicing Agreement, or any successor in interest, or if any successor Securities Administrator shall be appointed as provided in the Pooling and Servicing Agreement, then such successor Securities Administrator.

 (b)          Servicing Standard. In servicing the Mortgage Loans in accordance with this Agreement and Accepted Servicing Practices, the Servicer shall service the Mortgage Loans with a view to the best interests of all holders of the Sequoia Mortgage Trust 2013-1 Mortgage Pass-Through Certificates as a single class.

 (c)          Helping Families Act Notice. The following sentence shall be added at the end of Section 6.05:

In connection with any Mortgage Loan (i) repurchased by Seller from the trust created by the Pooling and Servicing Agreement (the “Trust”) or (ii) purchased in the exercise of a Clean-up Call, Seller shall furnish to the related borrower, within thirty (30) days following the date of such repurchase, the notice required by, and in accordance with, Section 404 of the Helping Families Act.

 (d)          Final Maturity Date Limit.

The following sentence shall be added at the end of the second paragraph of Section 7.01:

In no event shall the Servicer extend the final maturity date past February 25, 2043 or, if such 25th day is not a Business Day, the next succeeding Business Day.

(e)          Segregated Custodial Account. The Servicer shall establish a Custodial Account pursuant to Section 7.09 of the Purchase Agreement which shall be titled “EverBank, in trust for Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee of the Sequoia Mortgage Trust 2013-1” (the “2013-1 Custodial Account”), which shall be the Custodial Account under this Agreement for all purposes. If the 2013-1 Custodial Account is no longer an Eligible Account, the Servicer shall transfer the 2013-1 Custodial Account to an account that is an Eligible Account. The 2013-1 Custodial Account shall qualify as an Eligible Account.

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  (f)          Transfer of Eligible Investments. The following sentences shall be added at the end of the last paragraph of Section 7.09:

Notwithstanding anything to the contrary in this Agreement, for all Eligible Investments rated at least "F1/A+"(short/long) that have terms greater than 60 days, in the event of a downgrade of such Eligible Investment below "F1" (or "A+" if no short term rating) Servicer agrees to remove such Eligible Investment within 60 days of such downgrade. Servicer acknowledges and agrees that Servicer shall bear any losses incurred with respect to removal of such Eligible Investment following such a downgrade and that any losses shall be immediately deposited by the Servicer in the 2013-1 Custodial Account, as appropriate, out of the Servicer’s own funds, with no right to reimbursement therefor.

  (g)          Transfer of Accounts. Section 7.14 shall be deleted and replaced in its entirety as follows:

The Servicer may transfer the Custodial Account or the Escrow Account to a different depository institution from time to time that meets the Eligible Account requirements only with the Purchaser’s approval, which shall not unreasonably be withheld.

  (h)          Foreclosure Proceedings. The first sentence of Section 7.17 is hereby deleted and replaced in its entirety with the following:

In the event that title to the Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Trust, where permitted by applicable law or regulation, and where not so permitted, in the name of the trustee of the Trust or its nominee.

   (i)          REMIC Provisions.

(i)          The following definition of “REMIC Provisions” is hereby added to Section 1.01 of the Purchase Agreement:

REMIC Provisions: Sections 860A through 860G of the Internal Revenue Code; such other provisions of the Code as relate to an entity created thereunder; the regulations promulgated pursuant such sections and provisions of the Code; and published guidance issued by the Internal Revenue Service relating to such Code sections and regulations.

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(ii)         The fourth paragraph of Section 7.17 shall be amended and replaced, to read in its entirety as follows:

If a Mortgage Loan is held by a REMIC, the Servicer shall not acquire any real property (or personal property incident to such real property) in respect of such Mortgage Loan except in connection with a default or imminent default of such Mortgage Loan. In the event that a REMIC acquires any real property (or personal property incident to such real property) in connection with a default or imminent default of a Mortgage Loan, such property shall be disposed of by the Servicer as soon as practicable in a manner that, consistent with prudent mortgage loan servicing practices, maximizes the net present value of the recovery to the Trust, but in any event within three years after its acquisition by such REMIC unless the Servicer provides to the Purchaser and the Securities Administrator an Opinion of Counsel to the effect that the holding by such REMIC of such Mortgaged Property subsequent to three years after its acquisition will not result in the imposition of taxes on “prohibited transactions” on such REMIC as defined in Section 860F of the Code or under the law of any state in which real property securing a Mortgage Loan owned by such REMIC is located or cause such REMIC to fail to qualify as a REMIC for federal income tax purposes or for state tax purposes under the laws of any state in which real property securing a Mortgage Loan owned by such REMIC is located at any time that any mortgage pass-through certificates representing interests in such REMIC are outstanding. The Servicer shall conserve, protect and operate each such property for such REMIC solely for the purpose of its prompt disposition and sale in a manner which does not cause such property to fail to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) or result in the receipt by such REMIC of any “income from non-permitted assets” within the meaning of Section 860F(a)(2)(B) of the Code or any “net income from foreclosure property” which is subject to taxation under the REMIC Provisions. Pursuant to its efforts to sell such property, the Servicer shall either itself or through an agent selected by the Servicer protect and conserve such property in the same manner and to such extent as is customary in the locality where such property is located and may, incident to its conservation and protection of the assets of the Trust, rent the same, or any part thereof, as the Servicer deems to be in the best interest of the Trust for the period prior to the sale of such property. Additionally, the Servicer shall perform the tax withholding and shall file information returns with respect to the receipt of mortgage interests received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P, respectively, of the Code, and deliver to the Purchaser and the Securities Administrator an Officers’ Certificate on or before March 31 of each year stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.

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(iii)        The following additional provisions shall be added after Section 7.17, to read in its entirety as follows:

Section 7.18 Compliance with REMIC Provisions. If a REMIC election has been made with respect to the arrangement under which the Mortgage Loans and REO Property are held, the Servicer shall not take any action, cause the REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, would be reasonably likely to (i) endanger the status of the REMIC as a REMIC or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on “prohibited transactions” as defined in Section 860F(a)(2) of the Code and the tax on “contribution” to a REMIC set forth in Section 860G(d) of the Code unless the Servicer has received an Opinion of Counsel (at the expense of the party seeking to take such actions) to the effect that the contemplated action will not endanger such REMIC status or result in the imposition of any such tax.

  (j)            Avoidance of Consolidation.

(i)          The following Section 7.19 shall be added at the end of Article VII, to read in its entirety as follows:

Section 7.19 Avoidance of Consolidation.

(a)           The Servicer covenants and agrees that it shall not hold or purchase any certificate (a “Certificate”) issued by the Trust, if its holding or purchase of such Certificate (or interest therein) would cause the Servicer to be required to consolidate any assets of the Trust on its financial statements under U.S. generally accepted accounting principles (“Consolidate” or “Consolidation”). The Servicer shall be deemed to have represented by virtue of its purchase or holding of such Certificate (or interest therein) that its holding or purchase of such Certificate (or interest therein) will not cause the Servicer to be required to Consolidate any assets of the Trust on its financial statements.

If the Servicer's holding or purchase of a Certificate (or interest therein) does in fact cause such Consolidation, then the last preceding transferee that is not required to Consolidate shall be restored, to the extent permitted by law, to all rights and obligations as owner of such Certificate retroactive to the date of such transfer of such Certificate. If the Servicer holds or purchases a Certificate (or interest therein) in violation of the restrictions in this Section 7.19 and to the extent that the retroactive restoration of the rights of the owner of such Certificate as described in the immediately preceding sentence shall be invalid, illegal or unenforceable, then the Securities Administrator shall have the right, without notice to the owner or any prior owner of such Certificate, to sell such Certificate to a purchaser selected by the Securities Administrator on such terms as the Securities Administrator may choose. The Servicer shall promptly endorse and deliver such Certificate (or otherwise transfer a book-entry Certificate) in accordance with the instructions of the Securities Administrator. The proceeds of such sale, net of the commissions (which may include commissions payable to the Securities Administrator or its Affiliates), expenses and taxes due, if any, shall be remitted by the Securities Administrator to the Servicer. The terms and conditions of any sale under this Section 7.19 shall be determined in the sole discretion of the Securities Administrator, and the Securities Administrator shall not be liable to any owner of a Certificate as a result of its exercise of such discretion. The Servicer shall indemnify and hold harmless the Depositor and the Trust from and against any and all losses, liabilities, claims, costs or expenses incurred by such parties as a result of such holding or purchase resulting in a Consolidation.

14

(b)          The Servicer covenants and agrees that it shall not transfer its servicing rights and duties under this Agreement and the Purchase Agreement to an insured depository institution, as such term is defined in the Federal Deposit Insurance Act (an “IDI”) (an IDI in such capacity, an “IDI Servicer Transferee”) unless the Purchaser and the Servicer shall have received a representation from the IDI Servicer Transferee that the acquisition of such servicing rights and duties will not cause the IDI Servicer Transferee to be required to Consolidate any assets of the Trust on its financial statements. Any IDI Servicer Transferee shall be deemed to have represented by virtue of its acquisition of such servicing rights and duties that such acquisition will not cause Consolidation. Any IDI Servicer Transferee who acquires such servicing rights and duties without providing the representation described above or whose acquisition of such servicing rights and duties has required it to Consolidate any assets of the Trust on its financial statements shall indemnify and hold harmless the Servicer, the Depositor and the Trust from and against any and all losses, liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition.

(ii) An additional “Event of Default” shall be listed in Section 16.01, to be inserted after clause (i), to read in its entirety as follows:

or (j)(A) the purchase or holding by the Servicer of any Certificate such that the Servicer is required to Consolidate any assets of the Trust on its financial statements, provided that such purchase or holding of a Certificate shall not constitute an Event of Default if, within 45 days of (1) the date of such purchase or acquisition or (2) if such requirement to Consolidate is not effective on the date of such purchase or acquisition, the date the Servicer becomes aware of such requirement to Consolidate, the Servicer causes such requirement to Consolidate not to apply; or (B) the failure of the Servicer to obtain from an IDI Servicer Transferee the representation described in Section 7.19(b) prior to the transfer to such IDI Servicer Transferee of any servicing rights or duties.

15

(k)          MERS Event. The following Section 7.20 shall be added at the end of Article VII, to read in its entirety as follows:

Section 7.20 MERS Event.

If the Controlling Holder has knowledge of the occurrence of a MERS Event, it will send written notice of such event to the Servicer within five Business Days of the date of its knowledge of such event. The Servicer shall prepare and submit an assignment to remove from the MERS System each MERS Designated Mortgage Loan that is subject to such MERS Event within 10 Business Days of its receipt of notice of the occurrence of such MERS Event. The Servicer shall notify the Master Servicer and Trustee upon the removal of a MERS Designated Mortgage Loan from the MERS System.

(l)          Determination of Breach of Representations and Warranties. The following sentence shall be added as the new third sentence of Section 8.03:

Each determination as to whether there has been such a breach shall be conducted on a Mortgage Loan-by-Mortgage Loan basis.

(m)          Third Party Claims. The first sentence of Section 13.01(d) is hereby deleted and replaced in its entirety with the following:

The Seller or Servicer, as the case may be, shall immediately (i) notify the Purchaser if a claim is made by a third party with respect to this Agreement, any Mortgage Loan and/or any REO Property, (ii) assume the defense of any such claim and pay all expenses in connection therewith, including attorneys’ fees, and (iii) promptly pay, discharge and satisfy any judgment, award, or decree that may be entered against it or the Purchaser in respect of such claim.

(n)          Form of Monthly Report and Servicer Reports. The Servicer shall provide monthly accounting reports to the Purchaser and Master Servicer, pursuant to Section 14.02 of the Purchase Agreement, with the information required by the monthly reporting format of the Master Servicer as previously provided to the Servicer by Assignor. Such reports shall be provided not later than the fifth (5th) Business Day of each calendar month. The Servicer shall provide monthly reports to the Purchaser pursuant to Section 14.02 of the Purchase Agreement in the formats attached hereto as Exhibits 10 and 11, or in such other format as the Servicer, the Purchaser and the Depositor shall agree in writing.

(o)          Assumption Agreements. The first sentence of Section 15.01 is hereby deleted and replaced in its entirety with the following:

The Servicer will use its best efforts to enforce any “due-on-sale” provision contained in any Mortgage or Mortgage Note; provided that, subject to the Purchaser’s prior approval for the release of liability from the original borrower, the Servicer shall permit such assumption if so required in accordance with the terms of the Mortgage or the Mortgage Note.

16

(p)          Shorter Cure Period for Failure to Provide Distribution Data. An additional “Event of Default” shall be listed in Section 16.01, to be inserted after clause (j) added pursuant to Section 14(j)(ii) above, to read in its entirety as follows:

or (k) Servicer shall fail to provide to Purchaser the data required to be provided pursuant to the first paragraph of Section 14.02 and such failure shall continue for three Business Days after notice of such failure has been given to Servicer by Purchaser;

(q)          Clean-up Call. A new Section 18.21 shall be added to the Purchase Agreement, to read in its entirety as follows:

SECTION 18.21. Clean-up Call. In the event a Clean-up Call is exercised, the purchaser of the remaining Mortgage Loans (a) shall have all right, title and interest in, to and under the Purchase Agreement to the extent relating to such Mortgage Loans and (b) shall be bound as “Purchaser” under the Purchase Agreement from and after the date it exercises the Clean-up Call. The remaining Mortgage Loans shall be serviced by the Bank for such purchaser in accordance with the terms and conditions of the Purchase Agreement.

(r)          Broker’s Price Opinion. If, in accordance with the Pooling and Servicing Agreement, the Trustee has received notice that any governmental entity intends to acquire a Mortgage Loan through the exercise of its power of eminent domain, and if there is no longer a Controlling Holder, the Servicer, promptly upon the request and at the expense of the Trustee, shall obtain a valuation on the related Mortgaged Property in the form of a broker’s price opinion, and provide the results of such valuation to the Trustee.

(s)          The rights under the Purchase Agreement assigned to the Depositor and the Assignee pursuant to this Agreement shall be under the Purchase Agreement as amended by this Agreement.

Miscellaneous

15.         All demands, notices and communications related to the Mortgage Loans, the Purchase Agreement and this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, as follows:+

17

(a)          In the case of the Bank,

EverBank

501 Riverside Avenue

Jacksonville, Florida 32202

Attention: Marc Norton

(b)          In the case of Assignee,

Christiana Trust, a division of Wilmington Savings Fund Society, FSB

500 Delaware Avenue, 11th Floor

Wilmington, Delaware, 19801

Attention: Corporate Trust – Sequoia Mortgage Trust 2013-1

(c)          In the case of Depositor,

Sequoia Residential Funding, Inc.

One Belvedere Place, Suite 360

Mill Valley, California 94941

Attention: William Moliski

with a copy to

General Counsel at the same address

(d)          In the case of Assignor,

Redwood Residential Acquisition Corporation

One Belvedere Place, Suite 360

Mill Valley, California 94941

Attention: William Moliski

with a copy to

General Counsel at the same address

(e)          In the case of Master Servicer,

Wells Fargo Bank, N.A.

9062 Old Annapolis Road

Columbia, Maryland 21045

Telephone number: (410) 884-2000

Facsimile number: (410) 715-2380

Attention: Client Manager — Sequoia Mortgage Trust 2013-1

(f)           In the case of the initial Controlling Holder,

Sequoia Mortgage Funding Corporation

One Belvedere Place, Suite 360

Mill Valley, California 94941

Attention: William Moliski

with a copy to

General Counsel at the same address

18

16.         This Agreement shall be construed in accordance with the laws of the State of New York, except to the extent preempted by Federal law, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without regard to the conflicts of laws provisions of the State of New York or any other jurisdiction.

17.         No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

18.         This Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which Assignor, Depositor, Assignee or the Bank may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Depositor, Assignee or the Bank, respectively, hereunder.

19.         This Agreement shall survive the conveyance of the Mortgage Loans, the assignment of the Purchase Agreement to the extent of the Mortgage Loans by Assignor to Depositor and by Depositor to Assignee, and the termination of the Purchase Agreement.

20.         This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

21. The Controlling Holder under the Pooling and Servicing Agreement is an express third party beneficiary of this Agreement, and shall have the same power and ability to exercise and enforce the rights stated to be provided to it hereunder as if it were a signatory hereto. The Bank hereby consents to such exercise and enforcement.

22.         It is expressly understood and agreed by the parties hereto that insofar as this Agreement is executed by the Trustee (i) this Agreement is executed and delivered by Christiana Trust, a division of Wilmington Savings Fund Society, FSB (“Christiana Trust”) not in its individual capacity but solely as Trustee on behalf of the trust created by the Pooling and Servicing Agreement referred to herein (the “Trust”) in the exercise of the powers and authority conferred upon and vested in it, and as directed in the Pooling and Servicing Agreement, (ii) each of the undertakings and agreements herein made on behalf of the Trust is made and intended not as a personal undertaking or agreement of or by Christiana Trust but is made and intended for purposes of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability on the part of Christiana Trust, individually or personally, to perform any covenant either express or implied in this Agreement, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (iv) under no circumstances shall Christiana Trust in its individual capacity or in its capacity as Trustee be personally liable for the payment of any indebtedness, amounts or expenses owed by the Purchaser under the Purchase Agreement (such indebtedness, expenses and other amounts being payable solely from and to the extent of funds of the Trust) or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made under this Agreement or any other related documents.

19

23.         Master Servicer. The Bank hereby acknowledges that the Assignee has appointed Wells Fargo Bank, N.A. to act as master servicer and securities administrator under the Pooling and Servicing Agreement and hereby agrees to treat all inquiries, demands, instructions, authorizations and other communications from the Master Servicer as if the same had been received from the Assignee. The Master Servicer, acting on behalf of the Assignee, shall have the rights of the Assignee as the Purchaser under this Agreement, including, without limitation, the right to enforce the obligations of the Bank and the Servicer hereunder and under the Purchase Agreement and the right to exercise the remedies of the Purchaser hereunder and under the Purchase Agreement, other than the rights assumed by the Controlling Holder assumed under Section 13(a) above.

The Bank shall make all remittances due by it to the Purchaser with respect to the Mortgage Loans to the following account by wire transfer of immediately available funds:

Wells Fargo Bank, N.A.

San Francisco, California

ABA# 121-000-248

Account # 3970771416

Account Name: SAS Clearing

FFC: Account #39107500, Sequoia Mortgage Trust 2013-1 Distribution Account

24.         The Bank acknowledges that the custodian will be Wells Fargo Bank, N.A. acting pursuant to the Custodial Agreement. Requests for Mortgage Loan Documents required by the Bank to perform its duties under the Purchase Agreement shall be directed to Wells Fargo Bank, N.A., as custodian, using the form of Request for Release in the form of Exhibit F hereto. The Bank shall provide the Custodian with the specimen signatures of the Bank's authorized servicing representatives using the form in Exhibit D-3 hereto. The Bank shall pay shipping expenses for any Mortgage Loan Documents if there has been a breach of any representation or warranty made with respect to the related Mortgage Loan in Section 8.02 of the Purchase Agreement.

20

25.         Helping Families Act Notice. Assignor hereby requests that the Bank furnish each Mortgagor with the notice described in Section 6.05 of the Purchase Agreement, in the form attached as Exhibit E thereto and using Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee of the Sequoia Mortgage Trust 2013-1 as the investor name, in accordance with the terms of Section 6.05 therein, and the Bank hereby covenants that it shall furnish each Mortgagor with such notice as provided therein. Assignor and Assignee each agree that it will not send such notices to the Mortgagors.

26.         Rule 17g-5 Compliance. The Bank hereby agrees that it shall provide information with respect to the Mortgage Loans or the origination or servicing thereof to any Rating Agency or nationally recognized statistical rating organization (“NRSRO”) via electronic mail at rmbs17g5informationprovider@wellsfargo.com, with a subject reference of “SEMT 2013-1” and an identification of the type of information being provided in the body of such electronic mail. The Securities Administrator, as the initial Rule 17g-5 Information Provider (the “Rule 17g-5 Information Provider”) shall notify the Bank in writing of any change in the identity or contact information of the Rule 17g-5 Information Provider. The Bank shall have no liability for (i) the Rule 17g-5 Information Provider’s failure to post information provided by it in accordance with the terms of this Agreement, (ii) any malfunction or disabling of the website maintained by the Rule 17g-5 Information Provider or (iii) any disclosure, whether intentional or not, of such information once sent to such address. None of the foregoing restrictions in this Section 26 prohibit or restrict oral or written communications, or providing information, between the Bank, on the one hand, and any Rating Agency or NRSRO, on the other hand, with regard to (i) such Rating Agency’s or NRSRO’s review of the ratings it assigns to the Bank, (ii) such Rating Agency’s or NRSRO’s approval of the Bank as a residential mortgage master, special or primary servicer, or (iii) such Rating Agency’s or NRSRO’s evaluation of the Bank’s servicing operations in general; provided, however, that the Bank shall not provide any information relating to the Mortgage Loans to such Rating Agency or NRSRO in connection with such review and evaluation by such Rating Agency or NRSRO unless: (x) borrower, property or deal specific identifiers are redacted; or (y) such information has already been provided to the Rule 17g-5 Information Provider.

21

IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

REDWOOD RESIDENTIAL ACQUISITION CORPORATION
Assignor

		By:	/s/ John Isbrandtsen
		Name:	John Isbrandtsen
		Title:	Authorized Officer

SEQUOIA RESIDENTIAL FUNDING, INC.
Depositor

		By:	/s/ John Isbrandtsen
		Name:	John Isbrandtsen
		Title:	Authorized Officer

CHRISTIANA TRUST, A DIVISION OF WILMINGTON SAVINGS FUND SOCIETY, FSB, not in its individual capacity but solely as Trustee, Assignee

		By:	/s/ Jeffrey R. Everhart
		Name:	Jeffrey R. Everhart
		Title:	AVP

EVERBANK

		By:	/s/ Marc J. Norton
		Name:	Marc J. Norton
		Title:	Sr. Vice President

Accepted and agreed to by:

WELLS FARGO BANK, N.A.
Master Servicer

By:	/s/ Graham M. Oglesby
Name:	Graham M. Oglesby
Title:	VP

Signature Page to Assignment, Assumption and Recognition Agreement – EverBank (SEMT 2013-1)

ATTACHMENT 1

MORTGAGE LOAN SCHEDULE

	1	2	3	4	5	6	7	8	9	10
	Primary Servicer	Servicing Fee %	Servicing Fee—Flatdollar	Servicing Advance Methodology	Originator	Loan Group	Loan Number	Amortization Type	Lien Position	HELOC Indicator
1	1000634	0.002500			1000634	Group 1	1119124655	1	1	0
2	1000634	0.002500			1000634	Group 1	1119125197	1	1	0
3	1000634	0.002500			1000634	Group 1	1538108635	2	1	0
4	1000634	0.002500			1000634	Group 1	1119124776	1	1	0
5	1000634	0.002500			1000634	Group 1	1119072713	1	1	0
6	1000634	0.002500			1000634	Group 1	1538010833	1	1	0
7	1000634	0.002500			1000634	Group 1	1222011653	1	1	0
8	1000634	0.002500			1000634	Group 1	1222005132	1	1	0
9	1000634	0.002500			1000634	Group 1	1593026218	1	1	0
10	1000634	0.002500			1000634	Group 1	1518000228	1	1	0
11	1000634	0.002500			1000634	Group 2	1538110851	1	1	0
12	1000634	0.002500			1000634	Group 1	1541025591	1	1	0
13	1000634	0.002500			1000634	Group 1	1538109831	1	1	0
14	1000634	0.002500			1000634	Group 1	1593026674	1	1	0
15	1000634	0.002500			1000634	Group 1	1541023435	1	1	0
16	1000634	0.002500			1000634	Group 1	1538102380	1	1	0
17	1000634	0.002500			1000634	Group 1	1541021214	1	1	0
18	1000634	0.002500			1000634	Group 1	1538110188	1	1	0
19	1000634	0.002500			1000634	Group 1	1538102783	1	1	0
20	1000634	0.002500			1000634	Group 1	1222029902	1	1	0
21	1000634	0.002500			1000634	Group 1	1222038600	1	1	0
22	1000634	0.002500			1000634	Group 1	1541028503	1	1	0
23	1000634	0.002500			1000634	Group 1	1538107459	2	1	0
24	1000634	0.002500			1000634	Group 1	1247000241	2	1	0
25	1000634	0.002500			1000634	Group 1	1541029347	1	1	0
26	1000634	0.002500			1000634	Group 1	1542027666	1	1	0
27	1000634	0.002500			1000634	Group 1	1541027653	1	1	0
28	1000634	0.002500			1000634	Group 1	1540081833	2	1	0
29	1000634	0.002500			1000634	Group 1	1222040483	1	1	0
30	1000634	0.002500			1000634	Group 1	1538131132	1	1	0
31	1000634	0.002500			1000634	Group 1	1541025883	1	1	0
32	1000634	0.002500			1000634	Group 1	1222034136	1	1	0
33	1000634	0.002500			1000634	Group 1	1541021138	1	1	0
34	1000634	0.002500			1000634	Group 1	1596039664	2	1	0
35	1000634	0.002500			1000634	Group 1	1222038067	1	1	0
36	1000634	0.002500			1000634	Group 1	1538109365	2	1	0
37	1000634	0.002500			1000634	Group 1	1541023292	1	1	0
38	1000634	0.002500			1000634	Group 1	1541019198	1	1	0
39	1000634	0.002500			1000634	Group 1	1596035394	1	1	0
40	1000634	0.002500			1000634	Group 1	1222035790	1	1	0
41	1000634	0.002500			1000634	Group 1	1541021829	1	1	0
42	1000634	0.002500			1000634	Group 1	1538094850	1	1	0
43	1000634	0.002500			1000634	Group 1	1541029955	2	1	0
44	1000634	0.002500			1000634	Group 1	1538109811	2	1	0
45	1000634	0.002500			1000634	Group 1	1538095840	1	1	0
46	1000634	0.002500			1000634	Group 1	1541027959	2	1	0
47	1000634	0.002500			1000634	Group 1	1541019531	1	1	0
48	1000634	0.002500			1000634	Group 1	1541022946	1	1	0
49	1000634	0.002500			1000634	Group 1	1518000216	1	1	0
50	1000634	0.002500			1000634	Group 1	1538108710	1	1	0
51	1000634	0.002500			1000634	Group 1	1596036347	1	1	0
52	1000634	0.002500			1000634	Group 1	1538094828	1	1	0
53	1000634	0.002500			1000634	Group 1	1596039447	1	1	0
54	1000634	0.002500			1000634	Group 2	1538110703	1	1	0
55	1000634	0.002500			1000634	Group 1	1538018950	2	1	0
56	1000634	0.002500			1000634	Group 1	1222036493	1	1	0
57	1000634	0.002500			1000634	Group 1	1538109696	1	1	0
58	1000634	0.002500			1000634	Group 1	1518000404	2	1	0
59	1000634	0.002500			1000634	Group 2	1216000722	1	1	0
60	1000634	0.002500			1000634	Group 1	1221053257	1	1	0
61	1000634	0.002500			1000634	Group 2	1224000156	1	1	0
62	1000634	0.002500			1000634	Group 1	1518000316	1	1	0
63	1000634	0.002500			1000634	Group 1	1541025992	1	1	0
64	1000634	0.002500			1000634	Group 1	1789000112	2	1	0
65	1000634	0.002500			1000634	Group 1	1216000225	1	1	0
66	1000634	0.002500			1000634	Group 1	1538108123	1	1	0
67	1000634	0.002500			1000634	Group 1	1793000153	2	1	0
68	1000634	0.002500			1000634	Group 1	1247000073	1	1	0
69	1000634	0.002500			1000634	Group 1	1538107089	1	1	0
70	1000634	0.002500			1000634	Group 1	1538109716	2	1	0
71	1000634	0.002500			1000634	Group 1	1538102628	1	1	0
72	1000634	0.002500			1000634	Group 1	1222010144	1	1	0
73	1000634	0.002500			1000634	Group 1	1538110523	1	1	0
74	1000634	0.002500			1000634	Group 1	1538095606	1	1	0
75	1000634	0.002500			1000634	Group 2	1221053388	1	1	0
76	1000634	0.002500			1000634	Group 1	1224000123	2	1	0
77	1000634	0.002500			1000634	Group 1	1540082870	2	1	0
78	1000634	0.002500			1000634	Group 1	1541024191	1	1	0
79	1000634	0.002500			1000634	Group 2	1538110565	1	1	0
80	1000634	0.002500			1000634	Group 1	1541027975	2	1	0
81	1000634	0.002500			1000634	Group 1	1596035014	1	1	0
82	1000634	0.002500			1000634	Group 1	1119124440	1	1	0
83	1000634	0.002500			1000634	Group 1	1541023665	1	1	0
84	1000634	0.002500			1000634	Group 1	1538108910	1	1	0
85	1000634	0.002500			1000634	Group 1	1538108596	1	1	0
86	1000634	0.002500			1000634	Group 2	1725000217	1	1	0
87	1000634	0.002500			1000634	Group 2	1538110419	1	1	0
88	1000634	0.002500			1000634	Group 1	1538015491	1	1	0
89	1000634	0.002500			1000634	Group 1	1538109962	1	1	0
90	1000634	0.002500			1000634	Group 1	1518000432	2	1	0
91	1000634	0.002500			1000634	Group 1	1538097733	1	1	0
92	1000634	0.002500			1000634	Group 2	1538110006	1	1	0
93	1000634	0.002500			1000634	Group 1	1538109699	2	1	0
94	1000634	0.002500			1000634	Group 1	1541029972	2	1	0
95	1000634	0.002500			1000634	Group 2	1538110028	1	1	0
96	1000634	0.002500			1000634	Group 2	1538110472	1	1	0
97	1000634	0.002500			1000634	Group 1	1541025863	1	1	0
98	1000634	0.002500			1000634	Group 1	1518000342	2	1	0
99	1000634	0.002500			1000634	Group 2	1787000325	1	1	0
100	1000634	0.002500			1000634	Group 1	1538094531	1	1	0
101	1000634	0.002500			1000634	Group 2	1222037224	1	1	0
102	1000634	0.002500			1000634	Group 1	1541030368	2	1	0
103	1000634	0.002500			1000634	Group 1	1785000156	1	1	0
104	1000634	0.002500			1000634	Group 1	1223001523	1	1	0
105	1000634	0.002500			1000634	Group 1	1222011657	1	1	0
106	1000634	0.002500			1000634	Group 1	1541029490	2	1	0
107	1000634	0.002500			1000634	Group 2	1538110711	1	1	0
108	1000634	0.002500			1000634	Group 1	1541028112	2	1	0
109	1000634	0.002500			1000634	Group 1	1789000221	2	1	0
110	1000634	0.002500			1000634	Group 2	1789000434	1	1	0
111	1000634	0.002500			1000634	Group 1	1596036616	2	1	0
112	1000634	0.002500			1000634	Group 2	1789000565	1	1	0
113	1000634	0.002500			1000634	Group 2	1790000012	1	1	0
114	1000634	0.002500			1000634	Group 1	1541025406	1	1	0
115	1000634	0.002500			1000634	Group 2	1789000484	1	1	0
116	1000634	0.002500			1000634	Group 1	1222007595	1	1	0
117	1000634	0.002500			1000634	Group 1	1538104336	2	1	0
118	1000634	0.002500			1000634	Group 1	1518000398	2	1	0
119	1000634	0.002500			1000634	Group 1	1538108846	2	1	0
120	1000634	0.002500			1000634	Group 2	1538110439	1	1	0
121	1000634	0.002500			1000634	Group 1	1542031401	1	1	0
122	1000634	0.002500			1000634	Group 1	1541030142	2	1	0
123	1000634	0.002500			1000634	Group 1	1540076647	1	1	0
124	1000634	0.002500			1000634	Group 1	1538040050	1	1	0
125	1000634	0.002500			1000634	Group 1	1518000434	2	1	0
126	1000634	0.002500			1000634	Group 1	1247000132	2	1	0
127	1000634	0.002500			1000634	Group 1	1541018969	1	1	0
128	1000634	0.002500			1000634	Group 2	1789000426	1	1	0
129	1000634	0.002500			1000634	Group 1	1596033712	1	1	0
130	1000634	0.002500			1000634	Group 1	1538110547	1	1	0
131	1000634	0.002500			1000634	Group 1	1222038118	1	1	0
132	1000634	0.002500			1000634	Group 1	1541019654	1	1	0
133	1000634	0.002500			1000634	Group 1	1793000149	2	1	0
134	1000634	0.002500			1000634	Group 1	1541019687	1	1	0
135	1000634	0.002500			1000634	Group 1	1518000317	2	1	0
136	1000634	0.002500			1000634	Group 1	1538106909	1	1	0
137	1000634	0.002500			1000634	Group 1	1540080450	2	1	0
138	1000634	0.002500			1000634	Group 2	1789000317	1	1	0
139	1000634	0.002500			1000634	Group 1	1596037546	2	1	0
140	1000634	0.002500			1000634	Group 2	1789000577	1	1	0
141	1000634	0.002500			1000634	Group 1	1538107203	1	1	0
142	1000634	0.002500			1000634	Group 1	1541019011	1	1	0
143	1000634	0.002500			1000634	Group 1	1216000692	2	1	0
144	1000634	0.002500			1000634	Group 1	1222030583	2	1	0
145	1000634	0.002500			1000634	Group 1	1541024507	1	1	0
146	1000634	0.002500			1000634	Group 2	1247000333	1	1	0
147	1000634	0.002500			1000634	Group 1	1538095576	1	1	0
148	1000634	0.002500			1000634	Group 1	1596037891	2	1	0
149	1000634	0.002500			1000634	Group 1	1216000093	1	1	0
150	1000634	0.002500			1000634	Group 1	1538110659	1	1	0
151	1000634	0.002500			1000634	Group 2	1722000166	1	1	0
152	1000634	0.002500			1000634	Group 1	1541028417	2	1	0
153	1000634	0.002500			1000634	Group 1	1596038884	2	1	0
154	1000634	0.002500			1000634	Group 1	1596037047	2	1	0
155	1000634	0.002500			1000634	Group 2	1787000351	1	1	0
156	1000634	0.002500			1000634	Group 1	1538107538	2	1	0
157	1000634	0.002500			1000634	Group 1	1538108241	1	1	0
158	1000634	0.002500			1000634	Group 1	1596039914	2	1	0
159	1000634	0.002500			1000634	Group 2	1789000461	1	1	0
160	1000634	0.002500			1000634	Group 1	1538110142	2	1	0
161	1000634	0.002500			1000634	Group 1	1725000056	2	1	0
162	1000634	0.002500			1000634	Group 1	1541029969	2	1	0
163	1000634	0.002500			1000634	Group 1	1541020049	1	1	0
164	1000634	0.002500			1000634	Group 1	1541024520	1	1	0
165	1000634	0.002500			1000634	Group 1	1538109436	2	1	0
166	1000634	0.002500			1000634	Group 1	1538022228	1	1	0
167	1000634	0.002500			1000634	Group 1	1222001884	1	1	0
168	1000634	0.002500			1000634	Group 1	1794000016	2	1	0
169	1000634	0.002500			1000634	Group 1	1538108208	2	1	0
170	1000634	0.002500			1000634	Group 1	1593027033	1	1	0
171	1000634	0.002500			1000634	Group 1	1518000381	2	1	0
172	1000634	0.002500			1000634	Group 1	1541026737	2	1	0
173	1000634	0.002500			1000634	Group 1	1538108437	1	1	0
174	1000634	0.002500			1000634	Group 1	1785000247	2	1	0
175	1000634	0.002500			1000634	Group 1	1789000151	2	1	0
176	1000634	0.002500			1000634	Group 1	1541028817	2	1	0
177	1000634	0.002500			1000634	Group 1	1596039418	2	1	0
178	1000634	0.002500			1000634	Group 1	1541028636	2	1	0
179	1000634	0.002500			1000634	Group 2	1518000514	1	1	0
180	1000634	0.002500			1000634	Group 1	1789000366	2	1	0
181	1000634	0.002500			1000634	Group 1	1596041423	2	1	0
182	1000634	0.002500			1000634	Group 1	1596038964	2	1	0
183	1000634	0.002500			1000634	Group 1	1541024476	1	1	0
184	1000634	0.002500			1000634	Group 1	1247000058	2	1	0
185	1000634	0.002500			1000634	Group 1	1541029254	1	1	0
186	1000634	0.002500			1000634	Group 1	1541021071	1	1	0
187	1000634	0.002500			1000634	Group 1	1541020781	1	1	0
188	1000634	0.002500			1000634	Group 2	1789000427	1	1	0
189	1000634	0.002500			1000634	Group 1	1593027063	1	1	0
190	1000634	0.002500			1000634	Group 1	1538102306	1	1	0
191	1000634	0.002500			1000634	Group 1	1596036060	1	1	0
192	1000634	0.002500			1000634	Group 2	1789000507	1	1	0
193	1000634	0.002500			1000634	Group 1	1596037320	2	1	0
194	1000634	0.002500			1000634	Group 2	1538110904	1	1	0
195	1000634	0.002500			1000634	Group 1	1216000734	2	1	0
196	1000634	0.002500			1000634	Group 2	1518000476	1	1	0
197	1000634	0.002500			1000634	Group 1	1541020619	1	1	0
198	1000634	0.002500			1000634	Group 1	1541028497	1	1	0
199	1000634	0.002500			1000634	Group 1	1541026986	2	1	0
200	1000634	0.002500			1000634	Group 2	1215000946	1	1	0
201	1000634	0.002500			1000634	Group 2	1221052948	1	1	0

	11	12	13	14	15	16	17	18	19	20
	Loan Purpose	Cash Out Amount	Total Origination and Discount Points	Covered/High Cost Loan Indicator	Relocation Loan Indicator	Broker Indicator	Channel	Escrow Indicator	Senior Loan Amount(s)	Loan Type of Most Senior Lien
1	9						1	5	0
2	9						1	4	0
3	7						1	1	0
4	9						1	4	0
5	9						1	4	0
6	9						1	0	0
7	9						1	4	0
8	9						1	0	0
9	9						2	4	0
10	9						5	4	0
11	7						1	4	0
12	9						2	0	0
13	9						1	4	0
14	9						2	4	0
15	9						2	0	0
16	9						1	2	0
17	3						2	0	0
18	9						1	0	0
19	9						1	4	0
20	9						1	0	0
21	9						1	0	0
22	9						2	0	0
23	7						1	4	0
24	7						1	0	0
25	9						2	4	0
26	9						2	0	0
27	3						2	0	0
28	9						2	0	0
29	9						1	0	0
30	9						1	4	0
31	9						2	0	0
32	9						1	4	0
33	9						2	0	0
34	9						2	0	0
35	9						1	0	0
36	9						1	0	0
37	9						2	0	0
38	9						2	0	0
39	9						2	4	0
40	9						1	4	0
41	9						2	0	0
42	9						1	4	0
43	9						2	0	0
44	9						1	0	0
45	9						1	0	0
46	9						2	4	0
47	9						2	5	0
48	9						2	0	0
49	9						5	0	0
50	9						1	0	0
51	9						2	0	0
52	9						1	0	0
53	9						2	4	0
54	9						1	0	0
55	7						1	0	0
56	9						1	0	0
57	9						1	0	0
58	7						5	0	0
59	7						1	4	0
60	9						1	4	0
61	7						1	0	0
62	9						5	0	0
63	9						2	0	0
64	9						1	1	0
65	9						1	4	0
66	6						1	4	0
67	7						1	4	0
68	9						1	4	0
69	9						1	0	0
70	9						1	4	0
71	9						1	4	0
72	9						1	0	0
73	9						1	4	0
74	9						1	0	0
75	7						1	4	0
76	7						1	0	0
77	9						2	0	0
78	9						2	0	0
79	9						1	5	0
80	7						2	0	0
81	9						2	4	0
82	9						1	4	0
83	9						2	0	0
84	9						1	4	0
85	9						1	0	0
86	9						1	0	0
87	9						1	0	0
88	3						1	0	0
89	9						1	0	0
90	9						5	0	0
91	9						1	0	0
92	7						1	4	0
93	9						1	0	0
94	7						2	4	0
95	9						1	4	0
96	9						1	0	0
97	9						2	0	0
98	7						5	0	0
99	9						1	0	0
100	3						1	4	0
101	9						1	0	0
102	9						2	0	0
103	9						1	0	0
104	7						1	0	0
105	9						1	4	0
106	9						2	4	0
107	7						1	0	0
108	7						2	0	0
109	9						1	0	0
110	9						1	0	0
111	9						2	0	0
112	7						1	0	0
113	7						1	4	0
114	9						2	4	0
115	9						1	0	0
116	9						1	0	0
117	7						1	0	0
118	6						5	0	0
119	9						1	0	0
120	7						1	0	0
121	9						2	0	0
122	7						2	0	0
123	9						2	0	0
124	9						1	0	0
125	7						5	4	0
126	9						1	0	0
127	9						2	0	0
128	9						1	0	0
129	9						2	4	0
130	9						1	4	0
131	9						1	0	0
132	3						2	0	0
133	7						1	4	0
134	7						2	4	0
135	9						5	0	0
136	9						1	0	0
137	9						2	0	0
138	6						1	0	0
139	7						2	0	0
140	9						1	0	0
141	9						1	99	0
142	9						2	0	0
143	7						1	0	0
144	9						1	4	0
145	7						2	0	0
146	7						1	0	0
147	7						1	0	0
148	7						2	0	0
149	9						1	4	0
150	9						1	0	0
151	9						1	0	0
152	7						2	0	0
153	9						2	0	0
154	7						2	4	0
155	9						1	0	0
156	9						1	0	0
157	9						1	0	0
158	9						2	4	0
159	9						1	0	0
160	9						1	0	0
161	7						1	0	0
162	7						2	4	0
163	9						2	0	0
164	7						2	4	0
165	9						1	0	0
166	3						1	0	0
167	9						1	0	0
168	9						1	4	0
169	9						1	4	0
170	9						2	4	0
171	9						5	0	0
172	7						2	4	0
173	9						1	0	0
174	9						1	0	0
175	7						1	0	0
176	7						2	4	0
177	7						2	4	0
178	7						2	0	0
179	7						5	0	0
180	9						1	0	0
181	7						2	0	0
182	7						2	0	0
183	3						2	0	0
184	7						1	0	0
185	9						2	0	0
186	9						2	0	0
187	7						2	0	0
188	9						1	0	0
189	9						2	4	0
190	9						1	0	0
191	9						2	0	0
192	9						1	0	0
193	7						2	0	0
194	9						1	0	0
195	3						1	0	0
196	7						5	0	0
197	3						2	0	0
198	9						2	0	0
199	9						2	0	0
200	7						1	0	0
201	7						1	0	0

	21	22	23	24	25	26	27	28	29	30
	Hybrid Period of Most Senior Lien (in months)	Neg Am Limit of Most Senior Lien	Junior Mortgage Balance	Origination Date of Most Senior Lien	Origination Date	Original Loan Amount	Original Interest Rate	Original Amortization Term	Original Term to Maturity	First Payment Date of Loan
1			0.00		20110110	77400.00	0.038750	180	180	20110301
2			0.00		20110118	67500.00	0.043750	180	180	20110301
3			0.00		20120531	139000.00	0.036250	360	360	20120701
4			0.00		20110107	153500.00	0.041250	180	180	20110301
5			0.00		20110131	285000.00	0.042500	180	180	20110301
6			0.00		20110331	530600.00	0.046250	180	180	20110501
7			0.00		20111220	404000.00	0.041250	180	180	20120201
8			0.00		20110831	464000.00	0.043750	180	180	20111001
9			0.00		20110110	484000.00	0.041250	180	180	20110301
10			0.00		20111129	472000.00	0.041250	180	180	20120101
11			0.00		20120917	452000.00	0.038750	360	360	20121101
12			0.00		20120308	479000.00	0.041250	180	180	20120501
13			0.00		20120821	485000.00	0.036250	180	180	20121001
14			0.00		20110207	525000.00	0.048750	180	180	20110401
15			0.00		20111128	511600.00	0.043750	180	180	20120101
16			37726.00		20111230	522000.00	0.040000	180	180	20120201
17			0.00		20110829	522000.00	0.045000	180	180	20111001
18			0.00		20120830	507000.00	0.033750	180	180	20121001
19			0.00		20111122	526500.00	0.040000	180	180	20120101
20			0.00		20120612	521600.00	0.032500	120	120	20120801
21			0.00		20120905	520000.00	0.032500	180	180	20121101
22			0.00		20120615	520850.00	0.041250	180	180	20120801
23			0.00		20120517	520000.00	0.037500	360	360	20120701
24			0.00		20120817	1230000.00	0.035000	360	360	20121001
25			0.00		20120718	532000.00	0.038750	180	180	20120901
26			0.00		20110315	570000.00	0.047500	180	180	20110501
27			0.00		20120509	538600.00	0.040000	180	180	20120701
28			70000.00		20120803	523500.00	0.038750	360	360	20121001
29			0.00		20120905	533000.00	0.032500	180	180	20121101
30			0.00		20120106	554100.00	0.040000	180	180	20120301
31			198500.00		20120309	550000.00	0.038750	180	180	20120501
32			144000.00		20120820	539000.00	0.036250	180	180	20121001
33			0.00		20110729	570000.00	0.045000	180	180	20110901
34			0.00		20120823	534000.00	0.041250	360	360	20121001
35			0.00		20120830	545500.00	0.033750	180	180	20121001
36			0.00		20120813	540000.00	0.035000	360	360	20121001
37			0.00		20111108	570000.00	0.042500	180	180	20120101
38			0.00		20110126	600000.00	0.045000	180	180	20110301
39			0.00		20120319	566300.00	0.038750	180	180	20120501
40			0.00		20120830	555000.00	0.036250	180	180	20121001
41			0.00		20110826	607050.00	0.046250	180	180	20111001
42			0.00		20110316	600000.00	0.045000	180	180	20110501
43			0.00		20120730	552800.00	0.036250	360	360	20121001
44			0.00		20120820	553650.00	0.036250	360	360	20121001
45			0.00		20110310	614600.00	0.045000	180	180	20110501
46			0.00		20120608	560000.00	0.037500	360	360	20120801
47			0.00		20110510	600000.00	0.048750	180	180	20110701
48			0.00		20111129	587000.00	0.045000	180	180	20120101
49			0.00		20110916	598000.00	0.041250	180	180	20111101
50			0.00		20120630	572600.00	0.037500	180	180	20120801
51			120000.00		20120620	594000.00	0.032500	120	120	20120801
52			0.00		20110121	624500.00	0.043750	180	180	20110301
53			0.00		20120625	580000.00	0.038750	180	180	20120801
54			0.00		20120829	569000.00	0.038750	360	360	20121001
55			0.00		20120625	577500.00	0.036250	360	360	20120801
56			0.00		20120810	592150.00	0.032500	120	120	20121001
57			0.00		20120912	583000.00	0.036250	180	180	20121101
58			0.00		20120813	580000.00	0.036250	360	360	20121001
59			0.00		20120817	580000.00	0.041250	360	360	20121001
60			0.00		20120827	592000.00	0.035000	180	180	20121001
61			0.00		20120830	588000.00	0.041250	360	360	20121001
62			0.00		20120628	600000.00	0.041250	180	180	20120801
63			0.00		20120402	610000.00	0.042500	180	180	20120601
64			25000.00		20120618	595000.00	0.041250	360	360	20120801
65			0.00		20111116	628000.00	0.042500	180	180	20120101
66			0.00		20120622	619500.00	0.032500	120	120	20120801
67			0.00		20120706	600000.00	0.036250	360	360	20120901
68			0.00		20120326	619000.00	0.041250	180	180	20120501
69			0.00		20120319	622000.00	0.036250	180	180	20120501
70			0.00		20120731	605000.00	0.033750	360	360	20120901
71			0.00		20111021	638600.00	0.040000	180	180	20111201
72			0.00		20120128	630000.00	0.041250	180	180	20120301
73			0.00		20120831	622500.00	0.031250	180	180	20121001
74			0.00		20110312	665000.00	0.043750	180	180	20110501
75			0.00		20120824	616000.00	0.040000	360	360	20121001
76			0.00		20120723	617500.00	0.035000	360	360	20120901
77			0.00		20120810	619000.00	0.037500	360	360	20121001
78			0.00		20111215	655300.00	0.046250	180	180	20120201
79			0.00		20120830	628000.00	0.038750	360	360	20121001
80			0.00		20120625	635000.00	0.040000	360	360	20120801
81			0.00		20120327	665000.00	0.045000	180	180	20120501
82			0.00		20110119	705000.00	0.041250	180	180	20110301
83			0.00		20111202	671700.00	0.042500	180	180	20120201
84			0.00		20120627	656000.00	0.037500	180	180	20120801
85			0.00		20120601	656400.00	0.038750	180	180	20120801
86			0.00		20120824	644000.00	0.041250	360	360	20121001
87			0.00		20120822	645000.00	0.038750	360	360	20121001
88			0.00		20111123	680000.00	0.043750	180	180	20120101
89			0.00		20120822	660000.00	0.035000	180	180	20121001
90			0.00		20120816	653350.00	0.037500	360	360	20121001
91			0.00		20110617	700000.00	0.047500	180	180	20110801
92			0.00		20120727	656000.00	0.042500	360	360	20120901
93			155400.00		20120808	660000.00	0.035000	360	360	20121001
94			0.00		20120727	668000.00	0.038750	360	360	20120901
95			0.00		20120726	670000.00	0.042500	360	360	20120901
96			0.00		20120815	670000.00	0.038750	360	360	20121001
97			0.00		20120315	694000.00	0.041250	180	180	20120501
98			0.00		20120719	675000.00	0.036250	360	360	20120901
99			0.00		20120829	677600.00	0.042500	360	360	20121001
100			0.00		20110112	746250.00	0.042500	180	180	20110301
101			0.00		20120814	681800.00	0.042500	360	360	20121001
102			0.00		20120821	684000.00	0.038750	360	360	20121001
103			0.00		20120525	700000.00	0.038750	180	180	20120701
104			0.00		20120817	693750.00	0.031250	180	180	20121001
105			0.00		20111219	720000.00	0.036250	180	180	20120201
106			0.00		20120820	700000.00	0.036250	360	360	20121001
107			0.00		20120831	700000.00	0.038750	360	360	20121001
108			0.00		20120601	700000.00	0.040000	360	360	20120801
109			0.00		20120622	700000.00	0.041250	360	360	20120801
110			0.00		20120726	706000.00	0.042500	360	360	20120901
111			0.00		20120612	707000.00	0.040000	360	360	20120801
112			0.00		20120810	715000.00	0.038750	360	360	20121001
113			0.00		20120802	716000.00	0.042500	360	360	20120901
114			0.00		20120329	750000.00	0.040000	180	180	20120601
115			0.00		20120827	726000.00	0.042500	360	360	20121001
116			0.00		20111012	780000.00	0.040000	180	180	20111201
117			0.00		20120515	740000.00	0.037500	360	360	20120701
118			0.00		20120817	737600.00	0.036250	360	360	20121001
119			0.00		20120618	741500.00	0.035000	360	360	20120801
120			0.00		20120816	739600.00	0.038750	360	360	20121001
121			0.00		20120319	772000.00	0.043750	180	180	20120501
122			0.00		20120731	752000.00	0.038750	360	360	20121001
123			0.00		20120111	783750.00	0.042500	180	180	20120301
124			0.00		20110127	831000.00	0.042500	180	180	20110301
125			0.00		20120731	762000.00	0.030000	360	360	20120901
126			0.00		20120605	757250.00	0.042500	360	360	20120801
127			0.00		20110106	844000.00	0.043750	180	180	20110301
128			0.00		20120831	771000.00	0.042500	360	360	20121001
129			0.00		20120211	800000.00	0.040000	180	180	20120401
130			0.00		20120829	790000.00	0.028750	120	120	20121001
131			0.00		20120831	786100.00	0.033750	180	180	20121001
132			0.00		20110317	848000.00	0.048750	180	180	20110501
133			0.00		20120628	796000.00	0.036250	360	360	20120801
134			0.00		20110317	865000.00	0.041250	180	180	20110501
135			1000000.00		20120612	800000.00	0.040000	360	360	20120801
136			0.00		20120305	825000.00	0.037500	180	180	20120501
137			0.00		20120619	810000.00	0.037500	360	360	20120801
138			115295.00		20120910	807069.00	0.041250	360	360	20121101
139			0.00		20120501	812000.00	0.043750	360	360	20120701
140			0.00		20120824	813000.00	0.042500	360	360	20121001
141			0.00		20120426	840000.00	0.036250	180	180	20120601
142			0.00		20110107	917800.00	0.043750	180	180	20110301
143			0.00		20120712	841700.00	0.033750	360	360	20120901
144			75000.00		20120810	845000.00	0.035000	360	360	20121001
145			0.00		20111228	885000.00	0.040000	180	180	20120201
146			0.00		20120830	848000.00	0.041250	360	360	20121001
147			0.00		20110228	928000.00	0.045000	180	180	20110401
148			0.00		20120524	856000.00	0.040000	360	360	20120701
149			200000.00		20111125	906000.00	0.042500	180	180	20120101
150			0.00		20120830	875000.00	0.032500	180	180	20121001
151			0.00		20120823	870000.00	0.042500	360	360	20121001
152			0.00		20120529	880000.00	0.041250	360	360	20120701
153			0.00		20120523	876000.00	0.043750	360	360	20120701
154			0.00		20120508	885000.00	0.042500	360	360	20120701
155			0.00		20120827	882536.00	0.041250	360	360	20121001
156			250000.00		20120525	890000.00	0.035000	360	360	20120701
157			0.00		20120524	907000.00	0.038750	180	180	20120701
158			0.00		20120710	897500.00	0.038750	360	360	20120901
159			0.00		20120802	897000.00	0.042500	360	360	20121001
160			0.00		20120810	897500.00	0.033750	360	360	20121001
161			0.00		20120606	900000.00	0.036250	360	360	20120801
162			0.00		20120817	899000.00	0.038750	360	360	20121001
163			445528.00		20110429	981000.00	0.050000	180	180	20110601
164			0.00		20111219	962500.00	0.038750	180	180	20120201
165			0.00		20120727	928000.00	0.035000	360	360	20120901
166			0.00		20110629	1000000.00	0.045000	180	180	20110801
167			0.00		20110818	1000000.00	0.043750	180	180	20111001
168			520000.00		20120525	943000.00	0.036250	360	360	20120701
169			0.00		20120524	945000.00	0.032500	360	360	20120701
170			0.00		20110413	1100000.00	0.048750	180	180	20110601
171			0.00		20120719	956000.00	0.037500	360	360	20120901
172			0.00		20120518	960000.00	0.042500	360	360	20120701
173			0.00		20120608	1000000.00	0.036250	120	120	20120801
174			0.00		20120721	988000.00	0.037500	360	360	20120901
175			0.00		20120509	999995.00	0.038750	360	360	20120701
176			0.00		20120613	1000000.00	0.038750	360	360	20120801
177			0.00		20120702	1000000.00	0.035000	360	360	20120901
178			0.00		20120712	1000000.00	0.035000	360	360	20120901
179			0.00		20120829	1000000.00	0.041250	360	360	20121001
180			0.00		20120815	999800.00	0.037500	360	360	20121001
181			0.00		20120808	1015000.00	0.038750	360	360	20121001
182			0.00		20120518	1050000.00	0.040000	360	360	20120701
183			0.00		20111209	1140000.00	0.042500	180	180	20120201
184			0.00		20120531	1140000.00	0.033750	360	360	20120701
185			0.00		20120726	1135700.00	0.040000	180	180	20120901
186			0.00		20110722	1280000.00	0.047500	180	180	20110901
187			0.00		20110606	1284500.00	0.046250	180	180	20110801
188			0.00		20120829	1215000.00	0.042500	360	360	20121001
189			0.00		20110523	1324000.00	0.047500	180	180	20110701
190			0.00		20111110	1341000.00	0.040000	180	180	20120101
191			0.00		20120404	1350000.00	0.041250	180	180	20120601
192			0.00		20120810	1315000.00	0.042500	360	360	20121001
193			0.00		20120511	1400000.00	0.043750	360	360	20120701
194			0.00		20120911	1456700.00	0.040000	360	360	20121101
195			0.00		20120824	1500000.00	0.036250	360	360	20121001
196			0.00		20120826	1492000.00	0.042500	360	360	20121001
197			0.00		20110719	1725000.00	0.048750	180	180	20110901
198			0.00		20120702	1659775.00	0.043750	180	180	20120901
199			0.00		20120806	2800000.00	0.040000	360	360	20121001
200			0.00		20120914	550000.00	0.038750	360	360	20121101
201			0.00		20120815	493500.00	0.040000	360	360	20121001

	31	32	33	34	35	36	37	38	39	40
	Interest Type Indicator	Original Interest Only Term	Buy Down Period	HELOC Draw Period	Current Loan Amount	Current Interest Rate	Current Payment Amount Due	Interest Paid Through Date	Current Payment Status	Index Type
1	1	0	0		34446.34	0.038750	567.68	20130101	0
2	1	0	0		59006.51	0.043750	512.07	20130101	0
3	1	0	0		137488.26	0.036250	633.91	20130101	0	39
4	1	0	0		138749.61	0.041250	1145.06	20130101	0
5	1	0	0		175737.28	0.042500	2143.99	20130101	0
6	1	0	0		212016.27	0.046250	4093.03	20130101	0
7	1	0	0		345888.98	0.041250	3013.71	20130101	0
8	1	0	0		433932.99	0.043750	3520.00	20130101	0
9	1	0	0		437345.36	0.041250	3610.48	20130101	0
10	1	0	0		446804.38	0.041250	3520.97	20130101	0
11	1	0	0		449995.88	0.038750	2125.47	20130101	0
12	1	0	0		461420.09	0.041250	3573.18	20130101	0
13	1	0	0		476159.23	0.036250	3497.03	20130101	0
14	1	0	0		477500.98	0.048750	4117.56	20130101	0
15	1	0	0		483482.93	0.043750	3881.10	20130101	0
16	1	0	0		486881.95	0.040000	3861.17	20130101	0
17	1	0	0		488145.18	0.045000	3993.26	20130101	0
18	1	0	0		496985.86	0.033750	3593.41	20130101	0
19	1	0	0		498123.90	0.040000	3894.46	20130101	0
20	1	0	0		499343.66	0.032500	5097.02	20130101	0
21	1	0	0		501837.43	0.032500	3653.88	20130101	0
22	1	0	0		508171.79	0.041250	3885.37	20130101	0
23	1	0	0		514465.93	0.037500	2408.20	20130101	0	39
24	1	0	0		516080.18	0.035000	5523.25	20130101	0	39
25	1	0	0		521009.33	0.038750	3901.90	20130101	0
26	1	0	0		521701.77	0.047500	4433.64	20130101	0
27	1	0	0		523125.55	0.040000	3983.96	20130101	0
28	1	120	0		523500.00	0.038750	1690.47	20130101	0	39
29	1	0	0		526076.25	0.032500	3745.22	20130101	0
30	1	0	0		528915.32	0.040000	4098.61	20130101	0
31	1	0	0		529414.64	0.038750	4033.92	20130101	0
32	1	0	0		529926.35	0.036250	3886.39	20130101	0
33	1	0	0		531054.44	0.045000	4360.46	20130101	0
34	1	120	0		534000.00	0.041250	1835.63	20130101	0	39
35	1	0	0		536132.29	0.033750	3866.29	20130101	0
36	1	0	0		536585.74	0.035000	2424.84	20130101	0	39
37	1	0	0		539864.78	0.042500	4287.99	20130101	0
38	1	0	0		543901.51	0.045000	4589.96	20130101	0
39	1	0	0		545104.57	0.038750	4153.47	20130101	0
40	1	0	0		545657.02	0.036250	4001.75	20130101	0
41	1	0	0		548885.13	0.046250	4682.77	20130101	0
42	1	0	0		548973.62	0.045000	4589.96	20130101	0
43	1	0	0		549380.02	0.036250	2521.05	20130101	0	39
44	1	0	0		550224.74	0.036250	2524.93	20130101	0	39
45	1	0	0		551174.46	0.045000	4701.65	20130101	0
46	1	0	0		554899.60	0.037500	2593.45	20130101	0	39
47	1	0	0		555290.07	0.048750	4705.78	20130101	0
48	1	0	0		556560.73	0.045000	4490.51	20130101	0
49	1	0	0		556652.89	0.041250	4460.89	20130101	0
50	1	0	0		558239.99	0.037500	4164.08	20130101	0
51	1	0	0		559788.84	0.032500	5804.51	20130101	0
52	1	0	0		565573.80	0.043750	4737.58	20130101	0
53	1	0	0		565597.97	0.038750	4253.95	20130101	0
54	1	0	0		565630.71	0.038750	2675.65	20130101	0
55	1	0	0		571320.61	0.036250	2633.70	20130101	0	39
56	1	0	0		575351.14	0.032500	5786.43	20130101	0
57	1	0	0		575650.37	0.036250	4203.64	20130101	0
58	1	0	0		576411.72	0.036250	2645.10	20130101	0	39
59	1	0	0		576714.22	0.041250	2810.97	20130101	0
60	1	0	0		579820.32	0.035000	4232.10	20130101	0
61	1	0	0		584668.91	0.041250	2849.74	20130101	0
62	1	0	0		585395.14	0.041250	4475.81	20130101	0
63	1	0	0		589917.04	0.042500	4588.90	20130101	0
64	1	0	0		589926.43	0.041250	2883.67	20130101	0	39
65	1	0	0		591829.94	0.042500	4724.31	20130101	0
66	1	0	0		593066.31	0.032500	6053.69	20130101	0
67	1	0	0		595352.96	0.036250	2736.31	20130101	0	39
68	1	0	0		596281.87	0.041250	4617.54	20130101	0
69	1	0	0		598133.14	0.036250	4484.85	20130101	0
70	1	0	0		599905.56	0.033750	2674.68	20130101	0	39
71	1	0	0		601472.50	0.040000	4723.65	20130101	0
72	1	0	0		601642.21	0.041250	4699.60	20130101	0
73	1	0	0		605557.17	0.031250	4336.39	20130101	0
74	1	0	0		607649.04	0.043750	5044.83	20130101	0
75	1	0	0		612432.02	0.040000	2940.88	20130101	0
76	1	0	0		612612.52	0.035000	2772.85	20130101	0	39
77	1	0	0		615253.23	0.037500	2866.69	20130101	0	39
78	1	0	0		619218.74	0.046250	5054.97	20130101	0
79	1	0	0		624281.35	0.038750	2953.09	20130101	0
80	1	0	0		629464.53	0.040000	3031.59	20130101	0	39
81	1	0	0		629496.46	0.045000	5087.21	20130101	0
82	1	0	0		637215.75	0.041250	5259.07	20130101	0
83	1	0	0		638978.14	0.042500	5053.05	20130101	0
84	1	0	0		639548.45	0.037500	4770.58	20130101	0
85	1	0	0		640100.87	0.038750	4814.30	20130101	0
86	1	0	0		640351.68	0.041250	3121.14	20130101	0
87	1	0	0		641180.68	0.038750	3033.03	20130101	0
88	1	0	0		643271.32	0.043750	5158.62	20130101	0
89	1	0	0		643794.38	0.035000	4718.22	20130101	0
90	1	0	0		649395.30	0.037500	3025.77	20130101	0	39
91	1	0	0		650214.09	0.047500	5444.82	20130101	0
92	1	0	0		651448.89	0.042500	3227.13	20130101	0
93	1	120	0		655261.21	0.035000	1911.17	20130101	0	39
94	1	0	0		663047.64	0.038750	3141.18	20130101	0	39
95	1	0	0		665351.78	0.042500	3296.00	20130101	0
96	1	0	0		666032.64	0.038750	3150.59	20130101	0
97	1	0	0		668529.23	0.041250	5177.02	20130101	0
98	1	0	0		669772.07	0.036250	3078.35	20130101	0	39
99	1	0	0		672020.30	0.042500	3333.38	20130101	0
100	1	0	0		675189.84	0.042500	5613.88	20130101	0
101	1	0	0		678022.62	0.042500	3354.05	20130101	0
102	1	0	0		678088.66	0.038750	3216.42	20130101	0	39
103	1	0	0		679354.55	0.038750	5134.08	20130101	0
104	1	0	0		681598.28	0.031250	4832.73	20130101	0
105	1	0	0		683194.98	0.036250	5191.46	20130101	0
106	1	0	0		695669.32	0.036250	3192.36	20130101	0	39
107	1	0	0		695838.25	0.038750	3291.66	20130101	0
108	1	120	0		699997.98	0.040000	2333.33	20130101	0	39
109	1	120	0		700000.00	0.041250	2406.25	20130101	0	39
110	1	0	0		700796.66	0.042500	3473.10	20130101	0
111	1	0	0		700836.87	0.040000	3375.33	20130101	0	39
112	1	0	0		710766.16	0.038750	3362.20	20130101	0
113	1	0	0		711032.65	0.042500	3522.29	20130101	0
114	1	0	0		721068.93	0.040000	5547.66	20130101	0
115	1	0	0		721977.77	0.042500	3571.48	20130101	0
116	1	0	0		723290.21	0.040000	5769.57	20130101	0
117	1	0	0		731755.28	0.037500	3427.06	20130101	0	39
118	1	0	0		733036.72	0.036250	3363.83	20130101	0	39
119	1	0	0		734446.97	0.035000	3329.67	20130101	0	39
120	1	0	0		735220.52	0.038750	3477.87	20130101	0
121	1	0	0		744219.62	0.043750	5856.55	20130101	0
122	1	0	0		747547.11	0.038750	3536.18	20130101	0	39
123	1	0	0		748813.52	0.042500	5895.98	20130101	0
124	1	0	0		751869.81	0.042500	6251.43	20130101	0
125	1	0	0		755429.12	0.030000	3212.62	20130101	0	39
126	1	120	0		757250.00	0.042500	2681.93	20130101	0	39
127	1	0	0		764362.12	0.043750	6402.76	20130101	0
128	1	0	0		766728.44	0.042500	3792.86	20130101	0
129	1	0	0		766999.68	0.040000	5917.50	20130101	0
130	1	0	0		767157.71	0.028750	7582.80	20130101	0
131	1	0	0		772600.57	0.033750	5571.56	20130101	0
132	1	0	0		777870.71	0.048750	6650.84	20130101	0
133	1	0	0		782303.80	0.036250	3630.17	20130101	0	39
134	1	0	0		789370.10	0.041250	6452.62	20130101	0
135	1	0	0		793026.19	0.040000	3819.32	20130101	0	39
136	1	0	0		793819.10	0.037500	5999.59	20130101	0
137	1	0	0		798470.03	0.037500	3751.24	20130101	0	39
138	1	0	0		803645.78	0.041250	3911.46	20130101	0
139	1	0	0		804259.27	0.043750	4054.20	20130101	0	39
140	1	0	0		805061.78	0.042500	3999.47	20130101	0
141	1	0	0		805522.69	0.036250	6056.71	20130101	0
142	1	0	0		811532.92	0.043750	6962.62	20130101	0
143	1	0	0		834892.63	0.033750	3721.12	20130101	0	39
144	1	0	0		839657.28	0.035000	3794.43	20130101	0	39
145	1	0	0		841045.07	0.040000	6546.24	20130101	0
146	1	0	0		843195.98	0.041250	4109.83	20130101	0
147	1	0	0		845164.06	0.045000	7099.14	20130101	0
148	1	0	0		847279.83	0.040000	4086.67	20130101	0	39
149	1	0	0		858100.98	0.042500	6815.64	20130101	0
150	1	0	0		859824.26	0.032500	6148.35	20130101	0
151	1	0	0		863131.21	0.042500	4279.88	20130101	0
152	1	0	0		871230.54	0.041250	4264.92	20130101	0	39
153	1	120	0		876000.00	0.043750	3193.75	20130101	0	39
154	1	0	0		876373.71	0.042500	4353.67	20130101	0	39
155	1	0	0		877080.11	0.041250	4277.21	20130101	0
156	1	0	0		880109.12	0.035000	3996.50	20130101	0	39
157	1	0	0		880682.03	0.038750	6652.30	20130101	0
158	1	0	0		890846.16	0.038750	4220.38	20130101	0	39
159	1	0	0		891023.28	0.042500	4412.70	20130101	0
160	1	0	0		891604.12	0.033750	3967.81	20130101	0	39
161	1	0	0		891622.69	0.036250	4104.46	20130101	0	39
162	1	0	0		893676.64	0.038750	4227.43	20130101	0	39
163	1	0	0		904616.70	0.050000	7757.69	20130101	0
164	1	0	0		914233.30	0.038750	7059.36	20130101	0
165	1	0	0		920654.97	0.035000	4167.13	20130101	0	39
166	1	0	0		927505.60	0.045000	7649.93	20130101	0
167	1	0	0		929210.23	0.043750	7586.20	20130101	0
168	1	0	0		932744.03	0.036250	4300.56	20130101	0	39
169	1	0	0		934037.96	0.032500	4112.70	20130101	0	39
170	1	0	0		944119.68	0.048750	8627.27	20130101	0
171	1	0	0		948755.42	0.037500	4427.39	20130101	0	39
172	1	0	0		950642.71	0.042500	4722.62	20130101	0	39
173	1	0	0		958126.37	0.036250	9947.25	20130101	0
174	1	0	0		980512.95	0.037500	4575.58	20130101	0	39
175	1	0	0		989582.16	0.038750	4702.35	20130101	0	39
176	1	0	0		991089.13	0.038750	4702.37	20130101	0	39
177	1	0	0		991957.67	0.035000	4490.45	20130101	0	39
178	1	0	0		992085.06	0.035000	4490.45	20130101	0	39
179	1	0	0		994180.32	0.041250	4846.50	20130101	0
180	1	120	0		999499.39	0.037500	3123.44	20130101	0	39
181	1	120	0		1015000.00	0.038750	3277.60	20130101	0	39
182	1	0	0		1039303.50	0.040000	5012.86	20130101	0	39
183	1	0	0		1084464.88	0.042500	8575.97	20130101	0
184	1	0	0		1104873.76	0.033750	5039.90	20130101	0	39
185	1	0	0		1112470.79	0.040000	8400.64	20130101	0
186	1	0	0		1136772.06	0.047500	9956.25	20130101	0
187	1	0	0		1192272.79	0.046250	9908.60	20130101	0
188	1	0	0		1208268.58	0.042500	5977.07	20130101	0
189	1	0	0		1224403.09	0.047500	10298.49	20130101	0
190	1	0	0		1268725.88	0.040000	9919.22	20130101	0
191	1	0	0		1306034.29	0.041250	10070.56	20130101	0
192	1	0	0		1307562.40	0.042500	6469.01	20130101	0
193	1	0	0		1386653.97	0.043750	6989.99	20130101	0	39
194	1	0	0		1450382.46	0.040000	6954.51	20130101	0
195	1	120	0		1483544.14	0.036250	4481.49	20130101	0	39
196	1	0	0		1483733.93	0.042500	7339.74	20130101	0
197	1	0	0		1610460.34	0.048750	13529.13	20130101	0
198	1	0	0		1623802.12	0.043750	12591.39	20130101	0
199	1	0	0		2783781.94	0.040000	13367.63	20130101	0	39
200	1	0	0		547561.37	0.038750	2586.30	20130101	0
201	1	0	0		490641.59	0.040000	2356.04	20130101	0

	41	42	43	44	45	46	47	48	49	50
	ARM Look-back Days	Gross Margin	ARM Round Flag	ARM Round Factor	Initial Fixed Rate Period	Initial Interest Rate Cap (Change Up)	Initial Interest Rate Cap (Change Down)	Subsequent Interest Rate Reset Period	Subsequent Interest Rate Cap (Change Down)	Subsequent Interest Rate Cap (Change Up)
1
2
3	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
24	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
25
26
27
28	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
29
30
31
32
33
34	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
35
36	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
37
38
39
40
41
42
43	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
44	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
45
46	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
47
48
49
50
51
52
53
54
55	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
56
57
58	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
59
60
61
62
63
64	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
65
66
67	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
68
69
70	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
71
72
73
74
75
76	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
77	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
78
79
80	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
81
82
83
84
85
86
87
88
89
90	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
91
92
93	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
94	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
95
96
97
98	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
99
100
101
102	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
103
104
105
106	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
107
108	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
109	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
110
111	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
112
113
114
115
116
117	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
118	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
119	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
120
121
122	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
123
124
125	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
126	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
127
128
129
130
131
132
133	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
134
135	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
136
137	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
138
139	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
140
141
142
143	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
144	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
145
146
147
148	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
149
150
151
152	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
153	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
154	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
155
156	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
157
158	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
159
160	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
161	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
162	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
163
164
165	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
166
167
168	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
169	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
170
171	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
172	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
173
174	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
175	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
176	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
177	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
178	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
179
180	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
181	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
182	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
183
184	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
185
186
187
188
189
190
191
192
193	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
194
195	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
196
197
198
199	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000
200
201

	51	52	53	54	55	56	57	58	59	60
	Lifetime Maximum Rate (Ceiling)	Lifetime Minimum Rate (Floor)	Negative Amortization Limit	Initial Negative Amortization Recast Period	Subsequent Negative Amortization Recast Period	Initial Fixed Payment Period	Subsequent Payment Reset Period	Initial Periodic Payment Cap	Subsequent Periodic Payment Cap	Initial Minimum Payment Reset Period
1
2
3	0.086250	0.022500
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23	0.087500	0.022500
24	0.085000	0.022500
25
26
27
28	0.088750	0.022500
29
30
31
32
33
34	0.091250	0.022500
35
36	0.085000	0.022500
37
38
39
40
41
42
43	0.086250	0.022500
44	0.086250	0.022500
45
46	0.087500	0.022500
47
48
49
50
51
52
53
54
55	0.086250	0.022500
56
57
58	0.086250	0.022500
59
60
61
62
63
64	0.091250	0.022500
65
66
67	0.086250	0.022500
68
69
70	0.083750	0.022500
71
72
73
74
75
76	0.085000	0.022500
77	0.087500	0.022500
78
79
80	0.090000	0.022500
81
82
83
84
85
86
87
88
89
90	0.087500	0.022500
91
92
93	0.085000	0.022500
94	0.088750	0.022500
95
96
97
98	0.086250	0.022500
99
100
101
102	0.088750	0.022500
103
104
105
106	0.086250	0.022500
107
108	0.090000	0.022500
109	0.091250	0.022500
110
111	0.090000	0.022500
112
113
114
115
116
117	0.087500	0.022500
118	0.086250	0.022500
119	0.085000	0.022500
120
121
122	0.088750	0.022500
123
124
125	0.080000	0.022500
126	0.092500	0.022500
127
128
129
130
131
132
133	0.086250	0.022500
134
135	0.090000	0.022500
136
137	0.087500	0.022500
138
139	0.093750	0.022500
140
141
142
143	0.083750	0.022500
144	0.085000	0.022500
145
146
147
148	0.090000	0.022500
149
150
151
152	0.091250	0.022500
153	0.093750	0.022500
154	0.092500	0.022500
155
156	0.085000	0.022500
157
158	0.088750	0.022500
159
160	0.083750	0.022500
161	0.086250	0.022500
162	0.088750	0.022500
163
164
165	0.085000	0.022500
166
167
168	0.086250	0.022500
169	0.082500	0.022500
170
171	0.087500	0.022500
172	0.092500	0.022500
173
174	0.087500	0.022500
175	0.088750	0.022500
176	0.088750	0.022500
177	0.085000	0.022500
178	0.085000	0.022500
179
180	0.087500	0.022500
181	0.088750	0.022500
182	0.090000	0.022500
183
184	0.083750	0.022500
185
186
187
188
189
190
191
192
193	0.093750	0.022500
194
195	0.086250	0.022500
196
197
198
199	0.090000	0.022500
200
201

	61	62	63	64	65	66	67	68	69	70
	Subsequent Minimum Payment Reset Period	Option ARM Indicator	Options at Recast	Initial Minimum Payment	Current Minimum Payment	Prepayment Penalty Calculation	Prepayment Penalty Type	Prepayment Penalty Total Term	Prepayment Penalty Hard Term	Primary Borrower ID
1								0		238
2								0		50
3								0		154
4								0		311
5								0		42
6								0		163
7								0		56
8								0		248
9								0		268
10								0		329
11								0		169
12								0		319
13								0		177
14								0		262
15								0		247
16								0		6
17								0		274
18								0		181
19								0		158
20								0		235
21								0		351
22								0		522
23								0		43
24								0		110
25								0		276
26								0		191
27								0		263
28								0		296
29								0		141
30								0		502
31								0		182
32								0		118
33								0		216
34								0		434
35								0		482
36								0		162
37								0		71
38								0		484
39								0		355
40								0		342
41								0		246
42								0		78
43								0		285
44								0		209
45								0		233
46								0		185
47								0		271
48								0		287
49								0		45
50								0		222
51								0		332
52								0		267
53								0		363
54								0		151
55								0		464
56								0		117
57								0		244
58								0		17
59								0		155
60								0		70
61								0		207
62								0		228
63								0		524
64								0		39
65								0		159
66								0		389
67								0		320
68								0		105
69								0		164
70								0		129
71								0		80
72								0		87
73								0		448
74								0		156
75								0		152
76								0		119
77								0		333
78								0		79
79								0		112
80								0		288
81								0		370
82								0		187
83								0		365
84								0		396
85								0		388
86								0		176
87								0		120
88								0		280
89								0		309
90								0		245
91								0		144
92								0		392
93								0		488
94								0		116
95								0		325
96								0		226
97								0		317
98								0		210
99								0		499
100								0		123
101								0		413
102								0		165
103								0		195
104								0		142
105								0		371
106								0		132
107								0		157
108								0		4
109								0		498
110								0		61
111								0		381
112								0		366
113								0		102
114								0		37
115								0		111
116								0		298
117								0		197
118								0		520
119								0		283
120								0		196
121								0		168
122								0		237
123								0		145
124								0		229
125								0		331
126								0		161
127								0		321
128								0		90
129								0		349
130								0		505
131								0		107
132								0		253
133								0		66
134								0		99
135								0		452
136								0		447
137								0		131
138								0		479
139								0		443
140								0		428
141								0		160
142								0		81
143								0		180
144								0		41
145								0		515
146								0		95
147								0		250
148								0		492
149								0		481
150								0		433
151								0		93
152								0		208
153								0		189
154								0		473
155								0		220
156								0		458
157								0		100
158								0		354
159								0		496
160								0		86
161								0		400
162								0		292
163								0		265
164								0		67
165								0		214
166								0		299
167								0		188
168								0		115
169								0		438
170								0		20
171								0		323
172								0		305
173								0		272
174								0		408
175								0		167
176								0		255
177								0		372
178								0		312
179								0		401
180								0		84
181								0		491
182								0		512
183								0		270
184								0		51
185								0		260
186								0		252
187								0		254
188								0		510
189								0		328
190								0		106
191								0		377
192								0		348
193								0		436
194								0		48
195								0		83
196								0		183
197								0		264
198								0		40
199								0		259
200								0		2
201								0		1

	71	72	73	74	75	76	77	78	79	80
	Number of Mortgaged Properties	Total Number of Borrowers	Self-employment Flag	Current ‘Other’ Monthly Payment	Length of Employment: Borrower	Length of Employment: Co- Borrower	Years in Home	FICO Model Used	Most Recent FICO Date	Primary Wage Earner Original FICO: Equifax
1	1		0		3.6		3	1	20120928
2	1		0		12.1		14	1	20120928
3	1		0		8.1		0	1	20120928
4	1		0		6.5	2.7	2	1	20120928
5	1		0		21.1		6	1	20120928
6	4		1		6.1	8.1	3.8	1	20120928
7	2		0		3	3.1	0	1	20120928
8	1		0		6.1		7	1	20120928
9	3		1		30	8	3.5	1	20120928
10	1		0		17		3	1	20120928
11	1		0		1.3	10.7	0	1	20120928
12	1		0		23		8	1	20120928
13	1		0			15.2	6	1	20120928
14	1		0		14	2.5	5	1	20120928
15	1		1		21		13	1	20120928
16	1		0		19.7		7	1	20120928
17	1		0		24		21	1	20120928
18	1		0		11.6		9	1	20120928
19	1		0		9.1	18.1	8	1	20120928
20	1		0		20.4		2	1	20120928
21	1		0		1.8	6.3	10	1	20120928
22	2		0		20	18	0	1	20120928
23	1		0		22.4	14.4	0	1	20120928
24	1		1		12		0	1	20120928
25	2		0		10		7	1	20120928
26	1		0		3		0	1	20120928
27	1		0		15		16	1	20120928
28	1		0		31		17	1	20120928
29	2		1		17.7	17.7	8.6	1	20120928
30	1		0		3.4		6	1	20120928
31	4		0		21	21	1	1	20120928
32	1		0		4.4		3	1	20120928
33	2		0		6		7	1	20120928
34	1		0				25	1	20120928
35	1		0			28.7	6.5	1	20120928
36	1		0		2	2	15	1	20120928
37	1		0		13	6	5	1	20120928
38	1		0		5		3	1	20120928
39	1		0		0	0	9.25	1	20120928
40	2		1		6.4	12.3	0	1	20120928
41	1		1		5	8	10	1	20120928
42	1		0		13.9		3	1	20120928
43	1		0		5		3	1	20120928
44	2		1		11.2		1.5	1	20120928
45	2		1		5.6	1	0.9	1	20120928
46	3		0		40		1.75	1	20120928
47	1		1		16	12	2	1	20120928
48	1		1		24		6	1	20120928
49	1		0		3	2	2	1	20120928
50	1		0		1.3		0.8	1	20120928
51	2		0		30	33	7.75	1	20120928
52	1		0		25		3	1	20120928
53	1		0		10	4	17	1	20120928
54	1		1		17		5	1	20120928
55	3		0		22.4	20.4	0	1	20120928
56	1		1		23.6	23.6	14	1	20120928
57	1		0		10.7		2	1	20120928
58	2		0		1		0	1	20120928
59	0		1		1.3		0	1	20120928
60	1		1		3.9		3	1	20120928
61	2		0		2.1		0	1	20120928
62	1		0		11	11	11	1	20120928
63	2		0		6	9	5	1	20120928
64	3		1		11	16	0	1	20120928
65	2		1		7		14	1	20120928
66	0		1		26.2		0	1	20120928
67	2		0		18	12	0	1	20120928
68	1		0		23		13	1	20120928
69	1		1		5.1	5.1	1	1	20120928
70	1		0		7.2		1	1	20120928
71	1		0		9.5	10.8	5	1	20120928
72	2		0		11.7		10	1	20120928
73	1		0		2.1	5.1	5	1	20120928
74	2		1		21.9		3	1	20120928
75	1		0		5.7		0	1	20120928
76	2		1		14.11		0	1	20120928
77	1		0		1.5		9	1	20120928
78	2		1		21		4	1	20120928
79	2		0		5.1	3.1	2	1	20120928
80	0		0		12		0	1	20120928
81	4		1		30		0	1	20120928
82	1		1		14.8		7	1	20120928
83	1		1		2		2	1	20120928
84	1		0		25.7	7.1	5.8	1	20120928
85	1		0		1.3		6	1	20120928
86	1		0		40		5	1	20120928
87	1		0		9.1		1.5	1	20120928
88	3		0		3.2		20.6	1	20120928
89	1		0		7.6		7	1	20120928
90	2		1		14		1	1	20120928
91	2		0		18.2		0	1	20120928
92	2		0		0.2	4.7	0	1	20120928
93	1		0		11.2		7	1	20120928
94	2		0		19		0	1	20120928
95	1		0		9.6		2	1	20120928
96	1		0		5.8		5	1	20120928
97	1		0		25		12	1	20120928
98	2		0		1		0	1	20120928
99	4		0		7	0.8	5	1	20120928
100	1		0		4.1		14	1	20120928
101	1		0		10.8		8	1	20120928
102	1		0		7	2	1	1	20120928
103	4		1		8	10	0	1	20120928
104	2		0				0	1	20120928
105	2		1		23		2	1	20120928
106	1		0		3	3	6	1	20120928
107	2		0		6	1.3	0	1	20120928
108	2		0		13		0	1	20120928
109	2		0		2.3	3	5	1	20120928
110	1		0		6.6	9	3	1	20120928
111	4		0		19	19	25	1	20120928
112	0		0		12	9	0	1	20120928
113	2		0		12	5	0	1	20120928
114	2		0		19	17	7	1	20120928
115	1		0		9		4	1	20120928
116	1		1		10.1		5	1	20120928
117	1		0		1.4	11.6	0	1	20120928
118	1		0		4		0	1	20120928
119	1		0		15.1	0.9	0.8	1	20120928
120	2		0		3.3	2.7	0	1	20120928
121	2		0		4.75	5.75	5.25	1	20120928
122	1		0		0.4		0	1	20120928
123	2		0		8		6	1	20120928
124	1		1		1.7		2.8	1	20120928
125	3		1		9		0	1	20120928
126	3		1		17	1	6	1	20120928
127	1		0		13		5	1	20120928
128	3		0		2.9		6	1	20120928
129	1		0		15	0.8	16	1	20120928
130	1		0		5.6		13.5	1	20120928
131	1		0		10.1		9	1	20120928
132	1		1		15		6	1	20120928
133	8		0		5.01	15.1	0	1	20120928
134	1		0		23		0	1	20120928
135	3		0		17	8	3	1	20120928
136	1		0		20.7	5.8	10	1	20120928
137	2		1		1.7		4	1	20120928
138	0		0		0.8		0	1	20120928
139	1		0		12		0	1	20120928
140	1		0		13.6	1.5	6	1	20120928
141	1		1		25.2		14.8	1	20120928
142	1		0		8	6	3	1	20120928
143	2		0		0.7	0.8	0	1	20120928
144	1		0		0.8		8	1	20120928
145	2		1		15	14	0	1	20120928
146	1		0		5		0	1	20120928
147	0		1		22.9		0	1	20120928
148	2		1		12		0	1	20120928
149	3		1		17.4	11.9	10	1	20120928
150	1		0		9.1	0.9	5	1	20120928
151	1		0		9	8	3	1	20120928
152	2		0		20		0	1	20120928
153	1		0		57		37	1	20120928
154	4		1		0	23	0	1	20120928
155	1		0		3	0.6	1	1	20120928
156	2		0		0.9	5.3	5	1	20120928
157	2		0		15.1		1.7	1	20120928
158	1		0		8		1	1	20120928
159	1		0		14	4	6	1	20120928
160	2		1		8.5		7	1	20120928
161	2		0		4		0	1	20120928
162	4		1		8		0	1	20120928
163	1		1		14	11	3	1	20120928
164	7		1		10		0	1	20120928
165	2		1		13.6		12	1	20120928
166	2		1		15.2		10	1	20120928
167	1		0		3.2		4	1	20120928
168	1		0		13	15	9	1	20120928
169	2		0		3.1	2.1	18	1	20120928
170	1		1		3	11.75	1	1	20120928
171	1		1		15		15	1	20120928
172	1		0		20	16	0	1	20120928
173	1		1		20.4		1.2	1	20120928
174	1		1		17	17	8	1	20120928
175	5		0		2.5		0	1	20120928
176	1		0		10		0	1	20120928
177	2		1		9		0	1	20120928
178	1		0		8		0	1	20120928
179	3		1		8	7	0	1	20120928
180	1		0		2.6		11	1	20120928
181	2		0		2	6	0	1	20120928
182	2		0		15		0	1	20120928
183	1		1		28	10	9	1	20120928
184	5		0		8		0	1	20120928
185	1		1		22		16	1	20120928
186	1		0		0	10	3	1	20120928
187	1		0		21		0	1	20120928
188	2		0		14	13	3	1	20120928
189	1		0		11		3	1	20120928
190	1		1		5.4	4.4	3	1	20120928
191	1		1		20		0	1	20120928
192	1		0		7.6	9.1	5	1	20120928
193	3		1		20	5	0	1	20120928
194	1		0		13.2	8.7	2	1	20120928
195	1		0		5.4		2.4	1	20120928
196	2		1		4.3		0	1	20120928
197	1		1		11	11	7	1	20120928
198	1		1		26	26	4	1	20120928
199	5		1		22		14	1	20120928
200	1		1				0	1
201	2		1				0	1

	81	82	83	84	85	86	87	88	89	90
	Primary Wage Earner Original FICO: Experian	Primary Wage Earner Original FICO: TransUnion	Secondary Wage Earner Original FICO: Equifax	Secondary Wage Earner Original FICO: Experian	Secondary Wage Earner Original FICO: TransUnion	Original Primary Borrower FICO	Most Recent Primary Borrower FICO	Most Recent Co- Borrower FICO	Most Recent FICO Method	VantageScore: Primary Borrower
1						801	807		2
2						756	771		2
3						796	795		2
4						795	779		2
5						715	745		2
6						773	779		2
7						810	811		2
8						775	769		2
9						768	776		2
10						808	771		2
11						794	716		2
12						737	745		2
13						802	768		2
14						796	781		2
15						727	745		2
16						815	813		2
17						715	654		2
18						794	779		2
19						684	778		2
20						782	770		2
21						777	776		2
22						791	767		2
23						750	702		2
24						768	754		2
25						792	784		2
26						777	783		2
27						763	743		2
28						792	777		2
29						777	774		2
30						794	680		2
31						784	783		2
32						793	794		2
33						782	781		2
34						772	793		2
35						773	762		2
36						786	663		2
37						670	708		2
38						791	760		2
39						807	802		2
40						788	753		2
41						724	724		2
42						791	797		2
43						788	771		2
44						809	778		2
45						744	764		2
46						785	784		2
47						786	764		2
48						820	825		2
49						800	782		2
50						785	778		2
51						734	691		2
52						771	755		2
53						774	765		2
54						784	773		2
55						795	773		2
56						786	788		2
57						761	760		2
58						786	691		2
59						784	789		2
60						673	760		2
61						727	652		2
62						732	702		2
63						704	696		2
64						786	743		2
65						751	755		2
66						804	799		2
67						802	775		2
68						785	771		2
69						786	812		2
70						784	788		2
71						799	794		2
72						777	739		2
73						812	786		2
74						775	761		2
75						677	690		2
76						692	695		2
77						763	747		2
78						796	771		2
79						788	758		2
80						809	781		2
81						736	733		2
82						738	759		2
83						782	723		2
84						761	774		2
85						804	791		2
86						813	782		2
87						796	797		2
88						718	718		2
89						778	786		2
90						795	798		2
91						805	835		2
92						800	761		2
93						779	725		2
94						765	737		2
95						791	748		2
96						806	766		2
97						800	802		2
98						735	767		2
99						796	746		2
100						783	769		2
101						785	759		2
102						781	767		2
103						782	771		2
104						796	765		2
105						675	692		2
106						823	801		2
107						784	750		2
108						770	716		2
109						751	732		2
110						795	771		2
111						810	774		2
112						732	711		2
113						767	777		2
114						704	690		2
115						738	783		2
116						794	777		2
117						806	770		2
118						745	703		2
119						801	794		2
120						764	761		2
121						780	778		2
122						793	753		2
123						763	772		2
124						777	760		2
125						797	686		2
126						707	695		2
127						781	787		2
128						795	754		2
129						773	755		2
130						801	799		2
131						762	759		2
132						742	690		2
133						800	791		2
134						777	780		2
135						775	721		2
136						788	776		2
137						778	771		2
138						734	671		2
139						728	778		2
140						798	794		2
141						798	800		2
142						770	732		2
143						773	758		2
144						771	767		2
145						767	777		2
146						743	743		2
147						787	775		2
148						717	715		2
149						698	668		2
150						759	754		2
151						739	703		2
152						697	690		2
153						812	787		2
154						801	750		2
155						798	768		2
156						774	724		2
157						750	745		2
158						783	779		2
159						808	779		2
160						799	819		2
161						708	739		2
162						732	704		2
163						707	695		2
164						802	783		2
165						773	717		2
166						690	668		2
167						764	769		2
168						714	688		2
169						756	753		2
170						814	778		2
171						773	781		2
172						789	727		2
173						773	775		2
174						744	709		2
175						802	791		2
176						767	762		2
177						782	773		2
178						780	758		2
179						807	766		2
180						798	794		2
181						725	681		2
182						700	690		2
183						796	768		2
184						790	758		2
185						781	801		2
186						727	825		2
187						805	777		2
188						798	783		2
189						814	748		2
190						808	771		2
191						773	755		2
192						788	766		2
193						764	699		2
194						787	754		2
195						768	708		2
196						807	690		2
197						724	707		2
198						785	734		2
199						711	694		2
200						774
201						745

	91	92	93	94	95	96	97	98	99	100
	VantageScore: Co- Borrower	Most Recent VantageScore Method	VantageScore Date	Credit Report: Longest Trade Line	Credit Report: Maximum Trade Line	Credit Report: Number of Trade Lines	Credit Line Usage Ratio	Most Recent 12- month Pay History	Months Bankruptcy	Months Foreclosure
1								000000000000
2								000000000000
3								000000000000
4								000000000000
5								000000000000
6								000000000000
7								000000000000
8								000000000000
9								000000000000
10								000000000000
11								000000000000
12								000000000000
13								000000000000
14								000000000000
15								000000000000
16								000000000000
17								000000000000
18								000000000000
19								000000000000
20								000000000000
21								000000000000
22								000000000000
23								000000000000
24								000000000000
25								000000000000
26								000000000000
27								000000000000
28								000000000000
29								000000000000
30								000000000000
31								000000000000
32								000000000000
33								000000000000
34								000000000000
35								000000000000
36								000000000000
37								000000000000
38								000000000000
39								000000000000
40								000000000000
41								000000000000
42								000000000000
43								000000000000
44								000000000000
45								000000000000
46								000000000000
47								000000000000
48								000000000000
49								000000000000
50								000000000000
51								000000000000
52								000000000000
53								000000000000
54								000000000000
55								000000000000
56								000000000000
57								000000000000
58								000000000000
59								000000000000
60								000000000000
61								000000000000
62								000000000000
63								000000000000
64								000000000000
65								000000000000
66								000000000000
67								000000000000
68								000000000000
69								000000000000
70								000000000000
71								000000000000
72								000000000000
73								000000000000
74								000000000000
75								000000000000
76								000000000000
77								000000000000
78								000000000000
79								000000000000
80								000000000000
81								000000000000
82								000000000000
83								000000000000
84								000000000000
85								000000000000
86								000000000000
87								000000000000
88								000000000000
89								000000000000
90								000000000000
91								000000000000
92								000000000000
93								000000000000
94								000000000000
95								000000000000
96								000000000000
97								000000000000
98								000000000000
99								000000000000
100								000000000000
101								000000000000
102								000000000000
103								000000000000
104								000000000000
105								000000000000
106								000000000000
107								000000000000
108								000000000000
109								000000000000
110								000000000000
111								000000000000
112								000000000000
113								000000000000
114								000000000000
115								000000000000
116								000000000000
117								000000000000
118								000000000000
119								000000000000
120								000000000000
121								000000000000
122								000000000000
123								000000000000
124								000000000000
125								000000000000
126								000000000000
127								000000000000
128								000000000000
129								000000000000
130								000000000000
131								000000000000
132								000000000000
133								000000000000
134								000000000000
135								000000000000
136								000000000000
137								000000000000
138								000000000000
139								000000000000
140								000000000000
141								000000000000
142								000000000000
143								000000000000
144								000000000000
145								000000000000
146								000000000000
147								000000000000
148								000000000000
149								000000000000
150								000000000000
151								000000000000
152								000000000000
153								000000000000
154								000000000000
155								000000000000
156								000000000000
157								000000000000
158								000000000000
159								000000000000
160								000000000000
161								000000000000
162								000000000000
163								000000000000
164								000000000000
165								000000000000
166								000000000000
167								000000000000
168								000000000000
169								000000000000
170								000000000000
171								000000000000
172								000000000000
173								000000000000
174								000000000000
175								000000000000
176								000000000000
177								000000000000
178								000000000000
179								000000000000
180								000000000000
181								000000000000
182								000000000000
183								000000000000
184								000000000000
185								000000000000
186								000000000000
187								000000000000
188								000000000000
189								000000000000
190								000000000000
191								000000000000
192								000000000000
193								000000000000
194								000000000000
195								000000000000
196								000000000000
197								000000000000
198								000000000000
199								000000000000
200								000000000000
201								000000000000

	101	102	103	104	105	106	107	108	109	110
	Primary Borrower Wage Income	Co-Borrower Wage Income	Primary Borrower Other Income	Co-Borrower Other Income	All Borrower Wage Income	All Borrower Total Income	4506-T Indicator	Borrower Income Verification Level	Co-Borrower Income Verification	Borrower Employment Verification
1	7335.00	0.00			7335.00	7335.00	1	5		3
2	7551.00	0.00			7551.00	7551.00	1	5		3
3	16435.00				16435.00	16435.00	1	5		3
4	4238.00	2160.00			6398.00	6398.00	1	5		3
5	13750.00	0.00			13750.00	13750.00	1	5		3
6	39432.00	1477.00			40909.00	40909.00	1	5		3
7	25066.00				25066.00	25066.00	1	5		3
8	34984.00	0.00			34984.00	34984.00	1	5		3
9	40575.00	0.00			40575.00	40575.00	0	5		3
10	18685.00		-1758.00		18685.00	16927.00	1	5		3
11	10333.00	2069.00			12402.00	12402.00	1	5		3
12	17500.00	0.00			17500.00	17500.00	1	5		3
13	0.00	33333.00			33333.00	33333.00	1	5		3
14	19952.00	4768.00			24720.00	24720.00	1	5		3
15	84197.00	0.00			84197.00	84197.00	1	5		3
16	13333.00	0.00			13333.00	13333.00	1	5		3
17	25299.00	0.00			25299.00	25299.00	1	5		3
18	35417.00	0.00			35417.00	35417.00	1	5		3
19	12534.00	10135.00			22669.00	22669.00	1	5		3
20	119060.00				119060.00	119060.00	1	5		3
21	11253.00	13476.00			24729.00	24729.00	1	5		3
22	23632.00	17010.00	2576.00		40642.00	43218.00	1	5		3
23	12500.00	14108.00			26608.00	26608.00	1	5		3
24	19257.00				19257.00	19257.00	1	5		3
25	83333.00	0.00			83333.00	83333.00	1	5		3
26	23543.00	0.00			23543.00	23543.00	1	5		3
27	24583.00				24583.00	24583.00	1	5		3
28	9501.00	896.00	3216.17		10397.00	13613.17	1	5		3
29	17467.00	1850.00			19317.00	19317.00	1	5		3
30	54549.00	0.00			54549.00	54549.00	1	5		3
31	15600.00	11667.00			27267.00	27267.00	1	5		3
32	28000.00	0.00			28000.00	28000.00	1	5		3
33	26878.00	0.00			26878.00	26878.00	0	5		3
34	8472.00		8472.00		8472.00	16944.00	1	5		3
35	0.00	18756.00			18756.00	18756.00	0	5		3
36		0.00	12866.34		0.00	12866.34	1	5		3
37	17222.00	10619.00			27841.00	27841.00	0	5		3
38	25000.00	0.00			25000.00	25000.00	1	5		3
39	20470.00	1009.00	20470.00		21479.00	41949.00	1	5		3
40	57701.00				57701.00	57701.00	1	5		3
41	30923.00	10242.00			41165.00	41165.00	1	5		3
42	13056.00		3737.37		13056.00	16793.37	1	5		3
43	11880.00				11880.00	11880.00	0	5		3
44	21883.00	0.00	8168.33		21883.00	30051.33	1	4		3
45	37360.00	2570.00	0.00		39930.00	39930.00	1	5		3
46	38000.00				38000.00	38000.00	1	5		3
47	19219.00	9268.00			28487.00	28487.00	1	5		3
48	42066.00				42066.00	42066.00	1	5		3
49	28302.00	8239.00			36541.00	36541.00	1	5		3
50	19500.00				19500.00	19500.00	1	5		3
51	14000.00	19250.00			33250.00	33250.00	1	5		3
52	24250.00	0.00			24250.00	24250.00	1	5		3
53	19849.00	7702.00			27551.00	27551.00	1	5		3
54	30024.00	0.00			30024.00	30024.00	1	5		3
55	25981.00	13479.00			39460.00	39460.00	1	5		3
56	13059.00	23013.00			36072.00	36072.00	1	5		3
57	53137.00				53137.00	53137.00	1	5		3
58	16724.00	0.00			16724.00	16724.00	1	5		3
59	17047.00				17047.00	17047.00	1	5		3
60	36462.00				36462.00	36462.00	1	5		3
61	21325.00				21325.00	21325.00	1	5		3
62	6125.00	12617.00			18742.00	18742.00	1	5		3
63	12923.00	6938.00			19861.00	19861.00	1	5		3
64	10686.00	26058.00			36744.00	36744.00	1	5		3
65	34985.00				34985.00	34985.00	1	5		3
66	45422.00	0.00			45422.00	45422.00	1	5		3
67	7939.00	3333.00			11272.00	11272.00	1	5		3
68	26000.00				26000.00	26000.00	1	5		3
69	15989.00	8000.00			23989.00	23989.00	1	5		3
70	12500.00				12500.00	12500.00	1	5		3
71	12062.00	9903.00			21965.00	21965.00	1	5		3
72	60374.00	0.00			60374.00	60374.00	1	5		3
73	13583.00	19406.00			32989.00	32989.00	1	5		3
74	48498.00	0.00			48498.00	48498.00	1	5		3
75	42420.00				42420.00	42420.00	1	5		3
76	10926.00				10926.00	10926.00	1	4		3
77	15417.00				15417.00	15417.00	1	5		3
78	36512.00				36512.00	36512.00	1	5		3
79	9458.00	8459.00			17917.00	17917.00	1	5		3
80	16361.00				16361.00	16361.00	1	5		3
81	53410.00				53410.00	53410.00	1	5		3
82	36883.00				36883.00	36883.00	1	5		3
83	45001.00	0.00			45001.00	45001.00	1	5		3
84	13684.00	9585.00			23269.00	23269.00	1	5		3
85	12771.00				12771.00	12771.00	1	5		3
86	22206.00				22206.00	22206.00	1	5		3
87	33955.00				33955.00	33955.00	1	5		3
88	81760.00				81760.00	81760.00	0	5		3
89	24263.00	0.00			24263.00	24263.00	1	5		3
90	29314.00				29314.00	29314.00	1	5		3
91	49521.00	0.00			49521.00	49521.00	1	5		3
92	12925.00	11133.00			24058.00	24058.00	0	5		3
93	19095.00	0.00			19095.00	19095.00	1	5		3
94	29249.00	0.00			29249.00	29249.00	1	5		3
95	19791.00	0.00			19791.00	19791.00	1	5		3
96	14583.00	0.00			14583.00	14583.00	1	5		3
97	24889.00				24889.00	24889.00	1	5		3
98	20000.00	0.00			20000.00	20000.00	1	5		3
99	13443.00	12083.00			25526.00	25526.00	1	5		3
100	51986.00	0.00			51986.00	51986.00	1	5		3
101	16583.00	0.00			16583.00	16583.00	1	5		3
102	13821.00	12917.00			26738.00	26738.00	1	5		3
103	32100.00	18041.00			50141.00	50141.00	1	5		3
104	28051.00				28051.00	28051.00	1	5		3
105	28173.00		0.00		28173.00	28173.00	1	5		3
106	9480.00	3640.00			13120.00	13120.00	1	5		3
107	15417.00	9167.00			24584.00	24584.00	1	5		3
108	30942.00	0.00			30942.00	30942.00	1	5		3
109	13109.00	5762.00			18871.00	18871.00	1	5		3
110	9915.00	11500.00			21415.00	21415.00	0	5		3
111	19500.00	3600.00			23100.00	23100.00	1	5		3
112	9358.00	4496.00			13854.00	13854.00	1	5		3
113	6863.00	18500.00			25363.00	25363.00	1	5		3
114	19066.00	9254.00			28320.00	28320.00	1	5		3
115	14570.00				14570.00	14570.00	1	5		3
116	28816.00	0.00			28816.00	28816.00	1	5		3
117	13542.00	10417.00			23959.00	23959.00	1	5		3
118	15000.00				15000.00	15000.00	1	5		3
119	5542.00	17917.00			23459.00	23459.00	1	5		3
120	13750.00	25000.00			38750.00	38750.00	1	5		3
121	23750.00	13733.00			37483.00	37483.00	1	5		3
122	17500.00				17500.00	17500.00	1	5		3
123	39848.00	0.00			39848.00	39848.00	0	5		3
124	28918.00	0.00	0.00		28918.00	28918.00	1	5		3
125	10130.00	0.00			10130.00	10130.00	0	5		3
126	22429.00	0.00			22429.00	22429.00	1	5		3
127	62084.00	0.00			62084.00	62084.00	0	5		3
128	35000.00	0.00			35000.00	35000.00	1	5		3
129	6263.00	14166.00			20429.00	20429.00	1	5		3
130	22354.00	0.00			22354.00	22354.00	1	5		3
131	66924.00				66924.00	66924.00	1	5		3
132	126316.00	0.00			126316.00	126316.00	1	5		3
133	12802.00	10194.00			22996.00	22996.00	1	5		3
134	52251.00	0.00			52251.00	52251.00	1	5		3
135	110476.00	1667.00			112143.00	112143.00	1	5		3
136	32917.00	0.00			32917.00	32917.00	1	5		3
137	12344.00				12344.00	12344.00	1	4		3
138	34000.00				34000.00	34000.00	1	5		3
139	23332.00				23332.00	23332.00	1	5		3
140	6351.00	12930.00			19281.00	19281.00	1	5		3
141	91424.00				91424.00	91424.00	1	5		3
142	10417.00	24638.00			35055.00	35055.00	1	5		3
143	16299.00	8301.00			24600.00	24600.00	1	5		3
144	16667.00	0.00			16667.00	16667.00	1	5		3
145	32067.00	10062.00			42129.00	42129.00	1	5		3
146	15000.00	0.00			15000.00	15000.00	1	5		3
147	26138.00	0.00			26138.00	26138.00	1	5		3
148	43406.00	0.00			43406.00	43406.00	1	5		3
149	40658.00	12501.00			53159.00	53159.00	1	5		3
150	14045.00	18665.00			32710.00	32710.00	1	5		3
151	9112.00	16250.00			25362.00	25362.00	1	5		3
152	62242.00				62242.00	62242.00	1	5		3
153	24330.00		9767.58		24330.00	34097.58	0	5		3
154	1045.00	53793.00	1045.00		54838.00	55883.00	1	5		3
155	31250.00	5725.00			36975.00	36975.00	1	5		3
156	10190.00	11675.00			21865.00	21865.00	1	5		3
157	27543.00	0.00			27543.00	27543.00	1	5		3
158	41636.00	29466.00			71102.00	71102.00	0	5		3
159	20000.00	23144.00			43144.00	43144.00	1	5		3
160	31286.00				31286.00	31286.00	1	5		3
161	20774.00				20774.00	20774.00	0	5		3
162	546606.00		483356.00		546606.00	1029962.00	1	5		3
163	14369.00	23184.00			37553.00	37553.00	1	5		3
164	23421.00				23421.00	23421.00	1	5		3
165	53382.00				53382.00	53382.00	1	5		3
166	59169.00	0.00			59169.00	59169.00	1	5		3
167	44396.00	0.00			44396.00	44396.00	1	5		3
168	27083.00	10611.00			37694.00	37694.00	1	5		3
169	20000.00	8563.00			28563.00	28563.00	0	5		3
170	16572.00	19297.00			35869.00	35869.00	1	5		3
171	19208.00				19208.00	19208.00	1	5		3
172	22763.00	500.00			23263.00	23263.00	0	5		3
173	45744.00	0.00			45744.00	45744.00	1	5		3
174	23458.00	9914.00			33372.00	33372.00	1	5		3
175	10000.00		1151.00	11262.51	22413.51	22413.51	1	5		3
176	8333.00	16450.00			24783.00	24783.00	1	5		3
177	35112.00	0.00			35112.00	35112.00	1	5		3
178	73769.00		0.00		73769.00	73769.00	1	5		3
179	72092.00	0.00			72092.00	72092.00	1	5		3
180	20332.00	0.00			20332.00	20332.00	1	5		3
181	29611.00	3847.00			33458.00	33458.00	1	5		3
182	17455.00	0.00			17455.00	17455.00	1	5		3
183	21541.00	12000.00			33541.00	33541.00	1	5		3
184	18750.00		7212.00		25962.00	25962.00	1	5		3
185	119559.00				119559.00	119559.00	1	5		3
186	0.00	91519.00			91519.00	91519.00	1	5		3
187	70224.00	0.00	0.00		70224.00	70224.00	1	5		3
188	17343.00	12520.00			29863.00	29863.00	1	5		3
189	36666.00	0.00			36666.00	36666.00	1	5		3
190	24152.00	51459.00			75611.00	75611.00	1	5		3
191	79480.00	0.00			79480.00	79480.00	1	5		3
192	15719.00	17815.00			33534.00	33534.00	1	5		3
193	11951.00	10671.00	437.00		22622.00	23059.00	1	5		3
194	17510.00	11539.00			29049.00	29049.00	1	5		3
195	64281.00				64281.00	64281.00	1	5		3
196	97495.00				97495.00	97495.00	0	5		3
197	89545.00	0.00			89545.00	89545.00	1	5		3
198	60598.00	0.00			60598.00	60598.00	1	5		3
199	78618.00	0.00	78618.00		78618.00	157236.00	1	5		3
200	12922.00				12922.00	12922.00	1	5		3
201	19679.00	0.00	0.00	0.00	19679.00	19679.00	1	5		3

	111	112	113	114	115	116	117	118	119
	Co-Borrower Employment Verification	Borrower Asset Verification	Co-Borrower Asset Verification	Liquid / Cash Reserves	Monthly Debt All Borrowers	Originator DTI	Fully Indexed Rate	Qualification Method	Percentage of Down Payment from Borrower Own Funds
1		4		83002.60	1329.10	0.181275			0.000000
2		4		108442.41	1434.69	0.190062			0.000000
3		4		67240.56	4343.77	0.285792			100.000000
4		4		39736.42	2211.15	0.282691			0.000000
5		4		103000.28	4434.38	0.374168			0.000000
6		4		388105.49	11376.79	0.378725			0.000000
7		4		146994.15	6138.66	0.258191			0.000000
8		4		84455.74	7797.93	0.222942			0.000000
9		4		450678.64	6138.59	0.133107			0.000000
10		4		362357.05	3919.95	0.212433			0.000000
11		4		514593.87	4524.25	0.280233			100.000000
12		4		239380.34	6986.88	0.393445			0.000000
13		4		235007.31	4813.29	0.153677			0.000000
14		4		290571.63	4810.26	0.195310			0.000000
15		4		85233.56	10554.09	0.322095			0.000000
16		4		304052.51	5385.20	0.400034			0.000000
17		4		578993.44	9296.37	0.366516			0.000000
18		4		108663.36	5528.59	0.156052			0.000000
19		4		81832.93	6653.35	0.276488			0.000000
20		4		835043.55	31038.94	0.284876			0.000000
21		4		99935.37	5029.88	0.208374			0.000000
22		4		416270.77	16369.68	0.378757			0.000000
23		4		296948.23	6279.49	0.237534			100.000000
24		4		218504.26	10369.70	0.492858			100.000000
25		4		236569.42	11729.95	0.140756			0.000000
26		4		380335.67	6356.85	0.295812			0.000000
27		4		76329.90	6721.73	0.291184			0.000000
28		4		313766.08	4813.21	0.318551			0.000000
29		4		415270.47	7325.01	0.294159			0.000000
30		4		98549.21	7276.84	0.144759			0.000000
31		4		183415.32	7599.86	0.287118			0.000000
32		4		600794.00	5359.20	0.192206			0.000000
33		4		1112164.28	9704.57	0.343995			0.000000
34		4		445468.02	5922.10	0.292668			0.000000
35		4		324286.56	6438.93	0.337643			0.000000
36		4		149314.96	4426.02	0.259560			0.000000
37		4		535876.58	6951.34	0.266599			0.000000
38		4		668099.49	7717.75	0.292043			0.000000
39		4		3070130.50	10602.61	0.405631			0.000000
40		4		314298.04	8187.77	0.086028			0.000000
41		4		264567.00	13134.52	0.175978			0.000000
42		4		410834.50	7471.37	0.444866			0.000000
43		4		203690.58	4170.24	0.400193			0.000000
44		4		2625357.88	8892.19	0.285225			0.000000
45		4		83575.75	8768.63	0.236495			0.000000
46		4		542456.11	6276.08	0.160460			0.000000
47		4		799446.73	8873.99	0.335270			0.000000
48		4		601151.28	7841.10	0.186404			0.000000
49		4		116340.25	8700.41	0.225319			0.000000
50		4		107011.02	6949.80	0.290726			0.000000
51		4		1065835.42	9843.33	0.254539			0.000000
52		4		770386.44	8618.45	0.290254			0.000000
53		4		395901.00	5182.34	0.190637			100.000000
54		4		75587.66	5203.16	0.211593			0.000000
55		4		898205.35	13680.78	0.260676			100.000000
56		4		1630188.26	7578.73	0.296602			0.000000
57		4		68060.26	5451.86	0.102610			0.000000
58		4		328666.89	8335.58	0.306429			100.000000
59		4		324329.45	4829.07	0.281605			100.000000
60		4		80277.00	7309.54	0.200467			0.000000
61		4		85315.70	5507.18	0.266729			100.000000
62		4		136904.40	5298.55	0.330139			0.000000
63		4		77799.51	6506.46	0.273328			0.000000
64		4		28654.57	13776.43	0.433494			0.000000
65		4		296369.92	10118.71	0.307957			0.000000
66		4		1577106.97	6795.13	0.149566			100.000000
67		4		1176829.99	4440.15	0.308439			100.000000
68		4		190750.94	6649.50	0.251899			0.000000
69		4		332436.00	7304.65	0.297654			0.000000
70		4		121689.89	3180.00	0.256299			0.000000
71		4		143554.05	5811.94	0.254226			0.000000
72		4		1293580.68	9309.67	0.178032			0.000000
73		4		160503.57	6145.85	0.186798			0.000000
74		4		657934.24	8428.95	0.157050			0.000000
75		4		1606888.29	8542.12	0.132888			100.000000
76		4		162547.57	4270.97	0.400095			100.000000
77		4		287624.10	3967.56	0.257343			0.000000
78		4		188041.40	8674.16	0.253685			0.000000
79		4		84833.09	6883.71	0.384227			0.000000
80		4		360202.00	4119.70	0.249709			100.000000
81		4		924897.00	16086.56	0.327214			0.000000
82		4		109284.45	7513.07	0.211115			0.000000
83		4		115028.97	10637.79	0.236389			0.000000
84		4		109223.10	6150.00	0.235624			0.000000
85		4		187897.19	5812.08	0.346321			0.000000
86		4		1175584.68	7763.00	0.344907			0.000000
87		4		112345.51	11093.10	0.267324			0.000000
88		4		186801.80	12190.42	0.139421			0.000000
89		4		233775.62	5844.96	0.236866			0.000000
90		4		359404.00	6320.68	0.178228			0.000000
91		4		1525282.87	10117.14	0.198958			0.000000
92		4		62902.95	9389.84	0.369449			100.000000
93		4		327640.66	5054.45	0.236822			0.000000
94		4		290559.01	13180.48	0.450342			100.000000
95		4		146199.08	4894.31	0.301528			0.000000
96		4		274974.12	5044.26	0.236209			0.000000
97		4		123594.95	7176.25	0.280303			0.000000
98		4		472890.17	6689.80	0.573405			100.000000
99		4		254612.03	9362.68	0.180954			0.000000
100		4		185660.00	7064.90	0.162842			0.000000
101		4		58962.69	5021.33	0.302835			0.000000
102		4		150839.06	6944.66	0.245951			0.000000
103		4		1262436.99	19643.24	0.205371			0.000000
104		4		217702.71	10776.07	0.386069			100.000000
105		4		208386.85	6496.69	0.227956			0.000000
106		4		188567.87	4180.43	0.306003			0.000000
107		4		114594.60	7815.25	0.335584			100.000000
108		4		1074295.44	11485.05	0.312858			100.000000
109		4		328417.08	8044.14	0.262819			0.000000
110		4		256010.55	5060.58	0.209166			0.000000
111		4		639270.09	10791.40	0.193835			0.000000
112		4		122067.10	5122.10	0.384596			100.000000
113		4		211762.70	7540.17	0.341680			100.000000
114		4		168652.59	11431.37	0.401684			0.000000
115		4		146528.95	5005.67	0.374455			0.000000
116		4		150642.63	8716.84	0.279574			0.000000
117		4		244776.02	7894.49	0.325687			100.000000
118		4		214475.83	4657.80	0.282183			100.000000
119		4		177429.20	5329.88	0.241767			0.000000
120		4		149923.75	7068.00	0.161552			100.000000
121		4		239888.04	8988.05	0.248806			0.000000
122		4		209480.87	5924.80	0.335355			100.000000
123		4		369427.48	11028.73	0.298503			0.000000
124		4		506341.02	7180.34	0.229655			0.000000
125		4		360887.92	4111.16	0.326620			100.000000
126		4		130179.99	10284.15	0.405312			0.000000
127		4		946036.72	13356.75	0.208846			0.000000
128		4		130243.90	7929.60	0.124770			0.000000
129		4		143440.62	7307.45	0.357681			0.000000
130		4		100178.15	8514.64	0.380903			0.000000
131		4		169688.62	7937.19	0.118472			0.000000
132		4		701077.84	11974.76	0.159357			0.000000
133		4		113909.06	5172.49	0.226516			100.000000
134		4		1061295.73	12368.33	0.207281			100.000000
135		4		137283.30	18946.56	0.138627			0.000000
136		4		94602.75	7765.12	0.189204			0.000000
137		4		298425.24	4655.66	0.377142			0.000000
138		4		518927.98	5451.22	0.232891			100.000000
139		4		144568.42	7044.63	0.354106			100.000000
140		4		103380.09	5389.43	0.277965			0.000000
141		4		2823530.05	8200.73	0.090638			0.000000
142		4		239491.38	12958.78	0.261318			0.000000
143		4		180191.14	8805.57	0.220472			100.000000
144		4		107127.12	5440.11	0.326821			0.000000
145		4		393264.59	12995.11	0.254609			100.000000
146		4		207267.52	6901.95	0.464867			100.000000
147		4		1211542.16	9786.07	0.371881			100.000000
148		4		79135.98	12161.93	0.280449			100.000000
149		4		150364.01	19453.00	0.308287			0.000000
150		4		659742.97	7696.66	0.235255			0.000000
151		4		291956.18	5862.68	0.240778			0.000000
152		4		222667.47	12045.07	0.208717			100.000000
153		4		97978.16	8316.06	0.233118			0.000000
154		4		411152.25	22176.05	0.378881			100.000000
155		4		98442.09	5815.43	0.186098			0.000000
156		4		243110.27	5754.87	0.298341			0.000000
157		4		119457.79	11708.53	0.435813			0.000000
158		4		285519.08	9413.19	0.172356			0.000000
159		4		150510.90	5957.32	0.135327			0.000000
160		4		227108.19	9695.53	0.324561			0.000000
161		4		175575.74	7581.47	0.333681			100.000000
162		4		427882.62	55205.96	0.263759			100.000000
163		4		124032.30	15037.35	0.423756			0.000000
164		4		155082.31	3804.98	0.215473			100.000000
165		4		82184.39	12587.48	0.227973			0.000000
166		4		401292.85	12046.81	0.191002			0.000000
167		4		168174.26	10357.59	0.232935			0.000000
168		4		392549.79	12574.72	0.276473			0.000000
169		4		533729.24	9654.29	0.346241			0.000000
170		4		476325.79	12158.16	0.335134			0.000000
171		4		596066.44	6262.38	0.342330			0.000000
172		4		24159.07	9049.77	0.382890			100.000000
173		4		301855.88	13238.31	0.322720			0.000000
174		4		67331.05	9341.16	0.234779			0.000000
175		4		1575027.89	10113.87	0.600692			100.000000
176		4		84354.33	7707.02	0.284876			100.000000
177		4		330267.27	5858.79	0.264646			100.000000
178		4		371035.64	7506.00	0.101783			100.000000
179		4		610372.18	7846.49	0.166461			100.000000
180		4		213238.17	7433.79	0.266668			0.000000
181		4		136734.06	8775.36	0.301627			100.000000
182		4		629901.53	7255.35	0.440434			100.000000
183		4		1803268.18	11812.47	0.315512			0.000000
184		4		128761.03	8079.63	0.418819			100.000000
185		4		489199.62	14465.44	0.324970			0.000000
186		4		393644.47	13392.89	0.164013			0.000000
187		4		885268.92	19057.39	0.280798			100.000000
188		4		151471.09	11041.55	0.369742			0.000000
189		4		313388.45	12250.11	0.328742			0.000000
190		4		833708.25	14086.33	0.164415			0.000000
191		4		824885.20	20404.11	0.232274			0.000000
192		4		199790.89	8874.44	0.255528			0.000000
193		4		720894.77	9461.80	0.410311			100.000000
194		4		505720.19	11186.77	0.386693			0.000000
195		4		928973.82	12381.81	0.158408			0.000000
196		4		1089656.97	13235.92	0.130950			100.000000
197		4		1058143.14	32704.52	0.251264			0.000000
198		4		1662800.74	21603.79	0.425930			0.000000
199		4		7743940.99	51802.97	0.331972			0.000000
200		4		198389.00	4305.21	0.333160			100.000000
201		4		147834.00	4064.34	0.206540			100.000000

	120	121	122	123	124	125	126	127	128	129	130
	City	State	Postal Code	Property Type	Occupancy	Sales Price	Original Appraised Property Value	Original Property Valuation Type	Original Property Valuation Date	Original Automated Valuation Model (AVM) Model Name	Original AVM Confidence Score
1	HUMBLE	TX	77346	7	1		190000.00	3	20101122
2	RIDGE	NY	11961	1	1		290000.00	3	20101211
3	FERNANDINA BEACH	FL	32034	3	2	239000.00	240000.00	3	20120511
4	PIERRE	SD	57501	1	1		208500.00	3	20101203
5	HOLMDEL	NJ	07733	1	1		675000.00	3	20101120
6	JUPITER	FL	33477	1	1		758000.00	3	20110309
7	WESTERLY	RI	02891	1	2		725000.00	3	20111103
8	AUSTIN	TX	78733	7	1		722500.00	3	20110815
9	Horseshoe Bay	TX	78657	7	1		605000.00	3	20101119
10	La grange	KY	40031	1	1		590000.00	3	20111019
11	WICHITA	KS	67230	1	1	565000.00	570000.00	3	20120807
12	Montgomery	TX	77356	7	1		1100000.00	3	20120223
13	CARMEL	IN	46032	7	1		615000.00	3	20120627
14	Golden	CO	80403	1	1		740000.00	3	20110128
15	Dalworthington Gardens	TX	76016	1	1		725000.00	3	20110930
16	ATLANTA	GA	30324	1	1		860000.00	3	20110920
17	Houston	TX	77030	7	1		750000.00	3	20110627
18	RICHFIELD	OH	44286	1	1		850000.00	3	20120714
19	PONTE VEDRA BEACH	FL	32082	7	1		710000.00	3	20111011
20	GERMANTOWN	TN	38139	7	1		652000.00	3	20120517
21	SPRING LAKE	MI	49456	1	1		1030000.00	3	20120814
22	University Park	TX	75205	1	3		1075000.00	3	20120518
23	CHICAGO	IL	60613	1	1	827500.00	830000.00	3	20120410
24	WEST PALM BEACH	FL	33410	7	1	2050000.00	2200000.00	3	20120621
25	Tulsa	OK	74105	1	1		730000.00	3	20120625
26	Winnetka	IL	60093	1	1		1190000.00	3	20110301
27	Dallas	TX	75218	1	1		720000.00	3	20120215
28	WELLESLEY	MA	02481	1	1		895000.00	3	20120627
29	MINNEAPOLIS	MN	55403	1	1		980000.00	3	20120814
30	GRANGER	IN	46530	7	1		750000.00	3	20111128
31	Fairview	TX	75069	7	1		1250000.00	3	20120223
32	OWINGS MILLS	MD	21117	1	1		810000.00	3	20120618
33	Bellaire	TX	77401	1	1		891000.00	3	20110715
34	Bass Lake	CA	93604	1	1		1000000.00	3	20120706
35	FORT WORTH	TX	76132	7	1		735000.00	3	20120730
36	SEA RANCH LAKES	FL	33308	7	1		1200000.00	3	20120611
37	Houston	TX	77025	7	1		790000.00	3	20111004
38	Houston	TX	77005	1	1		1520000.00	3	20110118
39	Olympia	WA	98502	1	1		809000.00	3	20120213
40	FARMINGTON	NM	87401	1	1		1000000.00	3	20120725
41	Dallas	TX	75209	1	1		775000.00	3	20110714
42	ATLANTA	GA	30327	7	1		1113000.00	3	20110224
43	Lewisville	TX	75056	7	1		691000.00	3	20120705
44	KIRKLAND	WA	98033	3	1		1000000.00	3	20120718
45	MOUNTAIN BROOK	AL	35209	1	1		895000.00	3	20110218
46	Dallas	TX	75220	1	1		700000.00	3	20120515
47	Friendswood	TX	77546	7	1		750000.00	3	20110302
48	Dallas	TX	75209	1	1		1800000.00	3	20110911
49	Plano	TX	75093	1	1		785000.00	3	20110808
50	BETTENDORF	IA	52722	1	1		723000.00	3	20120615
51	Portland	OR	97229	1	1		980000.00	3	20120314
52	TOMBALL	TX	77377	1	1		850000.00	3	20101229
53	Seattle	WA	98117	1	1		725000.00	3	20120608
54	SPRING	TX	77382	7	1		760000.00	3	20120802
55	TAHOMA	CA	96142	7	2	825000.00	825000.00	3	20120518
56	EDGEWATER	MD	21037	1	1		1722000.00	3	20120703
57	BATON ROUGE	LA	70808	1	1		1100000.00	3	20120625
58	Austin	TX	78704	1	1	725000.00	735000.00	3	20120717
59	Fort Lauderdale	FL	33301	7	1	725000.00	855000.00	3	20120717
60	Jacksonville	FL	32225	7	1		800000.00	3	20120719
61	Windermere	FL	34786	7	1	735000.00	770000.00	3	20120806
62	CHICAGO	IL	60622	1	1		750000.00	3	20120527
63	Bellaire	TX	77401	1	1		903000.00	3	20120306
64	San Francisco	CA	94107	3	2		900000.00	3	20120516
65	Miami	FL	33146	1	1		800000.00	3	20111029
66	INCLINE VILLAGE	NV	89451	1	1	885000.00	885000.00	3	20120514
67	Gaithersburg	MD	20878	7	1	860000.00	860000.00	3	20120607
68	Boca Raton	FL	33486	1	1		790000.00	3	20120227
69	RALEIGH	NC	27614	7	1		860000.00	3	20120222
70	BOULDER	CO	80304	1	1		780000.00	3	20120621
71	FOREST HILL	MD	21050	7	1		908000.00	3	20111005
72	MEDIA	PA	19063	1	1		900000.00	3	20111022
73	SAN DIEGO	CA	92131	7	1		1080000.00	3	20120727
74	WINTER PARK	FL	32789	1	1		840000.00	3	20110214
75	Jacksonville	FL	32256	7	1	770000.00	816000.00	3	20120731
76	Longwood	FL	32779	7	1	925000.00	925000.00	3	20120621
77	Chapel HIll	NC	27517	1	1		875000.00	3	20120713
78	ARLINGTON	TX	76012	7	1		930800.00	3	20111123
79	GWYNEDD VALLEY	PA	19437	1	1		785000.00	3	20120801
80	Bellaire	TX	77401	1	1	935000.00	935000.00	3	20120604
81	Del Mar	CA	92014	3	2		950000.00	3	20120130
82	WILLIAMSBURG	VA	23185	7	1		1300000.00	3	20101220
83	Southlake	TX	76092	7	1		870000.00	3	20111118
84	BOULDER	CO	80302	7	1		920000.00	3	20120521
85	VENTURA	CA	93001	1	1		900000.00	3	20120425
86	Palm Springs	CA	92262	1	1		805000.00	3	20120619
87	SANTA ROSA	CA	95404	1	1		830000.00	3	20120725
88	HOUSTON	TX	77024	1	1		1600000.00	3	20110805
89	CORVALLIS	OR	97330	1	1		950000.00	3	20120712
90	AUSTIN	TX	78731	1	1		880000.00	3	20120626
91	SAINT AUGUSTINE	FL	32080	1	2		964000.00	3	20110429
92	DUBLIN	CA	94568	7	1	820000.00	820000.00	3	20120706
93	PONTE VEDRA	FL	32082	1	1		1095000.00	3	20120618
94	Parker	CO	80138	7	1	835000.00	875000.00	3	20120630
95	GREENWOOD VILLAGE	CO	80121	7	1		965000.00	3	20120702
96	BRYN MAWR	PA	19010	1	1		1000000.00	3	20120726
97	SPICEWOOD	TX	78669	7	1		1275000.00	3	20120203
98	OAK PARK	IL	60302	1	1	900000.00	920000.00	3	20120527
99	Fremont	CA	94539	1	1		847000.00	3	20120725
100	POTOMAC	MD	20854	7	1		995000.00	3	20101130
101	COTO DE CAZA	CA	92679	7	1		1120000.00	3	20120711
102	WILLIS	TX	77318	7	1		855000.00	3	20120719
103	Chester	CA	96020	7	2		1750000.00	3	20120504
104	Satellite Beach	FL	32937	7	1	925000.00	925000.00	3	20120712
105	KETCHUM	ID	83340	1	1		930000.00	3	20111110
106	Columbine Valley	CO	80123	7	1		890000.00	3	20120710
107	JACKSONVILLE	FL	32226	1	1	1000000.00	1013000.00	3	20120810
108	Katy	TX	77494	7	1	1195000.00	1195000.00	3	20120508
109	Hillsborough	CA	94010	1	1		2220000.00	3	20120509
110	Mountain View	CA	94040	1	1		1150000.00	3	20120716
111	Millbrae	CA	94030	1	1		1325000.00	3	20120502
112	Campbell	CA	95008	1	1	939000.00	939000.00	3	20120730
113	Vienna	VA	22182	7	1	895000.00	900000.00	3	20120627
114	Bellaire	TX	77401	1	1		1150000.00	3	20120209
115	Pacifica	CA	94044	1	1		1000000.00	3	20120723
116	JACKSONVILLE	FL	32224	7	1		975000.00	3	20110907
117	CHICAGO	IL	60622	1	1	925000.00	950000.00	3	20120321
118	San Francisco	CA	94131	1	1	922000.00	922000.00	3	20120705
119	NORWELL	MA	02061	1	1		940000.00	3	20120516
120	CHICAGO	IL	60637	1	1	924500.00	943000.00	3	20120724
121	Hinsdale	IL	60521	1	1		965000.00	3	20120126
122	Dallas	TX	75225	1	1	940000.00	962500.00	3	20120705
123	Greenville	SC	29607	1	1		1045000.00	3	20111012
124	KNOXVILLE	TN	37934	1	1		1625000.00	3	20101201
125	Breckenridge	CO	80424	7	1	952500.00	970000.00	3	20120625
126	Palm Beach Gardens	FL	33410	7	1		1165000.00	3	20120425
127	Bellaire	TX	77401	1	1		1100000.00	3	20101230
128	Danville	CA	94526	1	1		1000000.00	3	20120724
129	MERCER ISLAND	WA	98040	1	1		1174000.00	3	20111108
130	PALOS VERDES ESTATES	CA	90275	1	1		1150000.00	3	20120728
131	HOLLYWOOD	CA	90068	1	1		2000000.00	3	20120720
132	Austin	TX	78730	7	1		1060000.00	3	20110225
133	Arlington	VA	22207	1	1	995000.00	995000.00	3	20120615
134	Houston	TX	77027	7	1	1085000.00	1125000.00	3	20110224
135	Kentfield	CA	94904	1	1		3717000.00	3	20120504
136	ORINDA	CA	94563	1	1		1620000.00	3	20120218
137	Great Falls	VA	22066	1	1		1020000.00	3	20120601
138	Mountain View	CA	94041	7	1	1152955.00	1155000.00	3	20120805
139	Los Angeles	CA	90019	1	1	1015000.00	1040000.00	3	20120404
140	Mountain View	CA	94040	1	1		1300000.00	3	20120809
141	ATLANTIC BEACH	FL	32233	1	1		1075000.00	3	20120217
142	Heath	TX	75032	7	1		1195000.00	3	20100930
143	Weston	FL	33327	7	1	1052125.00	1076500.00	3	20120621
144	WESTON	MA	02493	1	1		1450000.00	3	20120626
145	Houston	TX	77005	1	1	1180000.00	1200000.00	3	20111207
146	Boca Raton	FL	33496	7	1	1060000.00	1065000.00	3	20120716
147	NORMAN	OK	73072	7	1	1160000.00	1160000.00	3	20110128
148	PLEASANTON	CA	94566	7	1	1070000.00	1070000.00	3	20120503
149	Key Biscayne	FL	33149	1	1		1825000.00	3	20110923
150	REDWOOD CITY	CA	94065	7	1		1350000.00	3	20120726
151	Glendale	CA	91202	1	1		1100000.00	3	20120731
152	Bellaire	TX	77401	1	1	1100000.00	1110000.00	3	20120515
153	LONG BEACH	CA	90803	1	1		2400000.00	3	20120418
154	LAIE	HI	96762	1	3	1475000.00	1600000.00	3	20120411
155	Lafayette	CA	94549	1	1		1330000.00	3	20120727
156	LA JOLLA	CA	92037	1	1		1300000.00	3	20120307
157	NEW ORLEANS	LA	70118	1	1		1230000.00	3	20120214
158	BELLEVUE	WA	98006	7	1		1150000.00	3	20120619
159	Menlo Park	CA	94025	1	1		1665000.00	3	20120718
160	WEST NEWTON	MA	02465	1	1		1485000.00	3	20120711
161	San Diego	CA	92127	7	1	1200000.00	1200000.00	3	20120523
162	Dallas	TX	75209	1	1	1123750.00	1200000.00	3	20120612
163	Boerne	TX	78006	7	1		1890000.00	3	20110422
164	Mooresville	NC	28117	7	1	1375000.00	1435000.00	3	20111205
165	CYPRESS	TX	77429	7	1		1200000.00	3	20120628
166	SAN CLEMENTE	CA	92672	1	1		1675000.00	3	20110502
167	EVANSVILLE	IN	47715	1	1		1300000.00	3	20110628
168	McLean	VA	22102	1	1		1690000.00	3	20120302
169	SARATOGA	CA	95070	1	1		2075000.00	3	20120426
170	Englewood	CO	80111	1	1		1900000.00	3	20110305
171	BEVERLY HILLS	CA	90211	1	1		1775000.00	3	20120628
172	Wildwood	MO	63038	7	1	1200000.00	1210000.00	3	20120409
173	AUSTIN	TX	78701	4	1		1385000.00	3	20120505
174	La Selva Beach	CA	95076	1	1		1450000.00	3	20120629
175	Sunnyvale	CA	94087	1	1	1450000.00	1450000.00	3	20120406
176	Houston	TX	77005	1	1	1250000.00	1250000.00	3	20120529
177	Issaquah	WA	98027	1	1	1300000.00	1350000.00	3	20120606
178	Dallas	TX	75229	1	1	1250000.00	1290000.00	3	20120531
179	Santa Barbara	CA	93110	7	1	2370000.00	2370000.00	3	20120709
180	Menlo Park	CA	94025	1	1		1400000.00	3	20120716
181	PACIFIC PALISADES	CA	90272	1	1	2915000.00	3104000.00	3	20120712
182	Los Gatos	CA	95030	1	1	1750000.00	1750000.00	3	20120514
183	HOUSTON	TX	77024	7	1		2290000.00	3	20111017
184	Boca Raton	FL	33433	7	1	1500000.00	1425000.00	3	20120309
185	Fort Worth	TX	76107	1	1		3700000.00	3	20120713
186	Boerne	TX	78006	7	1		1600000.00	3	20110621
187	Houston	TX	77024	7	1	1835000.00	1875000.00	3	20110523
188	Saratoga	CA	95070	1	1		1640000.00	3	20120713
189	Dillon	CO	80435	7	1		1800000.00	3	20110418
190	NAPLES	FL	34102	1	1		2086000.00	3	20111014
191	Truckee	CA	96161	7	2		3800000.00	3	20120309
192	Los Altos	CA	94024	1	1		2300000.00	3	20120720
193	LOS ANGELES	CA	90024	1	1	2005000.00	2005000.00	3	20120410
194	WESTON	MA	02493	1	1		2000000.00	3	20120814
195	Coral Gables	FL	33143	1	1		2600000.00	3	20120719
196	Los Angeles	CA	90046	1	1	1865000.00	1775000.00	3	20120812
197	Dallas	TX	75229	1	1		2300000.00	3	20110616
198	Kingwood	TX	77339	7	1		2500000.00	3	20120605
199	FORT WORTH	TX	76107	1	1		5000000.00	3	20120711
200	Lighthouse Point	FL	33064	1	1	839050.00	950000.00	3	20120824
201	Jacksonville	FL	32224	7	1	658000.00	680000.00	3	20120730

	131	132	133	134	135	136	137	138	139	140
	Most Recent Property Value2	Most Recent Property Valuation Type	Most Recent Property Valuation Date	Most Recent AVM Model Name	Most Recent AVM Confidence Score	Original CLTV	Original LTV	Original Pledged Assets	Mortgage Insurance Company Name	Mortgage Insurance Percent
1	170000	10	20120909			0.407300	0.407300	0	0	0
2	270000	10	20120907			0.232700	0.232700	0	0	0
3						0.581500	0.581500	0	0	0
4	225000	10	20120909			0.736200	0.736200	0	0	0
5	650000	10	20120907			0.422200	0.422200	0	0	0
6	560000	5	20121201			0.700000	0.700000	0	0	0
7	725000	9	20120829			0.557200	0.557200	0	0	0
8	722500	9	20120829			0.642200	0.642200	0	0	0
9						0.800000	0.800000	0	0	0
10	535000	98	20120906			0.800000	0.800000	0	0	0
11						0.800000	0.800000	0	0	0
12						0.435400	0.435400	0	0	0
13						0.788600	0.788600	0	0	0
14	625000	5	20121201			0.709400	0.709400	0	0	0
15	725000	9	20120828			0.705600	0.705600	0	0	0
16	860000	9	20120828			0.650800	0.606900	0	0	0
17	750000	9	20120828			0.696000	0.696000	0	0	0
18						0.596400	0.596400	0	0	0
19	660000	98	20120904			0.741500	0.741500	0	0	0
20						0.800000	0.800000	0	0	0
21						0.504800	0.504800	0	0	0
22						0.484500	0.484500	0	0	0
23						0.628300	0.628300	0	0	0
24						0.600000	0.600000	0	0	0
25						0.728700	0.728700	0	0	0
26	1000000	5	20121201			0.478900	0.478900	0	0	0
27						0.748000	0.748000	0	0	0
28						0.663100	0.584900	0	0	0
29						0.543800	0.543800	0	0	0
30	750000	9	20120828			0.738800	0.738800	0	0	0
31						0.598800	0.440000	0	0	0
32						0.843200	0.665400	0	0	0
33	891000	9	20121008			0.639700	0.639700	0	0	0
34						0.534000	0.534000	0	0	0
35						0.742100	0.742100	0	0	0
36						0.450000	0.450000	0	0	0
37	790000	9	20120828			0.721500	0.721500	0	0	0
38	1195000	5	20121201			0.394700	0.394700	0	0	0
39						0.700000	0.700000	0	0	0
40						0.555000	0.555000	0	0	0
41	700000	9	20120829			0.783200	0.783200	0	0	0
42	770000	5	20121201			0.539000	0.539000	0	0	0
43						0.800000	0.800000	0	0	0
44						0.553600	0.553600	0	0	0
45	690000	5	20121201			0.686700	0.686700	0	0	0
46						0.800000	0.800000	0	0	0
47	850000	5	20121201			0.800000	0.800000	0	0	0
48	1800000	9	20120828			0.326100	0.326100	0	0	0
49	785000	9	20120828			0.761700	0.761700	0	0	0
50						0.791900	0.791900	0	0	0
51						0.728500	0.606100	0	0	0
52	784000	10	20120907			0.734700	0.734700	0	0	0
53						0.800000	0.800000	0	0	0
54						0.748600	0.748600	0	0	0
55						0.700000	0.700000	0	0	0
56						0.343800	0.343800	0	0	0
57						0.530000	0.530000	0	0	0
58						0.800000	0.800000	0	0	0
59						0.800000	0.800000	0	0	0
60						0.740000	0.740000	0	0	0
61						0.800000	0.800000	0	0	0
62						0.800000	0.800000	0	0	0
63						0.675500	0.675500	0	0	0
64						0.688800	0.661100	0	0	0
65	800000	9	20120828			0.785000	0.785000	0	0	0
66						0.700000	0.700000	0	0	0
67						0.697600	0.697600	0	0	0
68						0.783500	0.783500	0	0	0
69						0.723200	0.723200	0	0	0
70						0.775600	0.775600	0	0	0
71	908000	9	20120829			0.703300	0.703300	0	0	0
72						0.700000	0.700000	0	0	0
73						0.576300	0.576300	0	0	0
74	832875	10	20120907			0.791600	0.791600	0	0	0
75						0.800000	0.800000	0	0	0
76						0.667500	0.667500	0	0	0
77						0.707400	0.707400	0	0	0
78	930800	98	20120902			0.704000	0.704000	0	0	0
79						0.800000	0.800000	0	0	0
80						0.679100	0.679100	0	0	0
81						0.700000	0.700000	0	0	0
82						0.542300	0.542300	0	0	0
83	870000	9	20120828			0.772000	0.772000	0	0	0
84						0.713000	0.713000	0	0	0
85						0.729300	0.729300	0	0	0
86						0.800000	0.800000	0	0	0
87						0.777100	0.777100	0	0	0
88	1600000	9	20120829			0.425000	0.425000	0	0	0
89						0.694700	0.694700	0	0	0
90						0.742400	0.742400	0	0	0
91	932500	5	20121201			0.726100	0.726100	0	0	0
92						0.800000	0.800000	0	0	0
93						0.744600	0.602700	0	0	0
94						0.800000	0.800000	0	0	0
95						0.694300	0.694300	0	0	0
96						0.670000	0.670000	0	0	0
97						0.544300	0.544300	0	0	0
98						0.750000	0.750000	0	0	0
99						0.800000	0.800000	0	0	0
100	990000	10	20120910			0.750000	0.750000	0	0	0
101						0.608700	0.608700	0	0	0
102						0.800000	0.800000	0	0	0
103						0.400000	0.400000	0	0	0
104						0.750000	0.750000	0	0	0
105	930000	9	20120830			0.774100	0.774100	0	0	0
106						0.786500	0.786500	0	0	0
107						0.700000	0.700000	0	0	0
108						0.585700	0.585700	0	0	0
109						0.315300	0.315300	0	0	0
110						0.613900	0.613900	0	0	0
111						0.533500	0.533500	0	0	0
112						0.761400	0.761400	0	0	0
113						0.800000	0.800000	0	0	0
114						0.652100	0.652100	0	0	0
115						0.726000	0.726000	0	0	0
116	975000	9	20120828			0.800000	0.800000	0	0	0
117						0.800000	0.800000	0	0	0
118						0.800000	0.800000	0	0	0
119						0.788800	0.788800	0	0	0
120						0.800000	0.800000	0	0	0
121						0.800000	0.800000	0	0	0
122						0.800000	0.800000	0	0	0
123	1045000	98	20120904			0.750000	0.750000	0	0	0
124	1400000	10	20120910			0.511300	0.511300	0	0	0
125						0.800000	0.800000	0	0	0
126						0.650000	0.650000	0	0	0
127	1150000	10	20120909			0.767200	0.767200	0	0	0
128						0.771000	0.771000	0	0	0
129						0.681400	0.681400	0	0	0
130						0.686900	0.686900	0	0	0
131						0.393000	0.393000	0	0	0
132	1099000	10	20120907			0.800000	0.800000	0	0	0
133						0.800000	0.800000	0	0	0
134	1250000	10	20120910			0.797200	0.797200	0	0	0
135						0.484200	0.215200	0	0	0
136						0.509200	0.509200	0	0	0
137						0.794100	0.794100	0	0	0
138						0.800000	0.700000	0	0	0
139						0.800000	0.800000	0	0	0
140						0.625300	0.625300	0	0	0
141						0.781300	0.781300	0	0	0
142	850000	5	20121201			0.768000	0.768000	0	0	0
143						0.800000	0.800000	0	0	0
144						0.634400	0.582700	0	0	0
145	1200000	9	20120828			0.750000	0.750000	0	0	0
146						0.800000	0.800000	0	0	0
147	950000	5	20121201			0.800000	0.800000	0	0	0
148						0.800000	0.800000	0	0	0
149	1700000	9	20120828			0.606000	0.496400	0	0	0
150						0.648100	0.648100	0	0	0
151						0.790900	0.790900	0	0	0
152						0.800000	0.800000	0	0	0
153						0.365000	0.365000	0	0	0
154						0.600000	0.600000	0	0	0
155						0.663500	0.663500	0	0	0
156						0.876900	0.684600	0	0	0
157						0.737300	0.737300	0	0	0
158						0.780400	0.780400	0	0	0
159						0.538700	0.538700	0	0	0
160						0.604300	0.604300	0	0	0
161						0.750000	0.750000	0	0	0
162						0.800000	0.800000	0	0	0
163						0.754700	0.519000	0	0	0
164	1375000	9	20120828			0.700000	0.700000	0	0	0
165						0.773300	0.773300	0	0	0
166						0.597000	0.597000	0	0	0
167	1300000	9	20120829			0.769200	0.769200	0	0	0
168						0.865600	0.557900	0	0	0
169						0.455400	0.455400	0	0	0
170	1900000	10	20120907			0.578900	0.578900	0	0	0
171						0.538500	0.538500	0	0	0
172						0.800000	0.800000	0	0	0
173						0.722000	0.722000	0	0	0
174						0.681300	0.681300	0	0	0
175						0.689600	0.689600	0	0	0
176						0.800000	0.800000	0	0	0
177						0.769200	0.769200	0	0	0
178						0.800000	0.800000	0	0	0
179						0.421900	0.421900	0	0	0
180						0.714100	0.714100	0	0	0
181						0.348100	0.348100	0	0	0
182						0.600000	0.600000	0	0	0
183	2290000	9	20120829			0.497800	0.497800	0	0	0
184						0.800000	0.800000	0	0	0
185						0.306900	0.306900	0	0	0
186	1400000	10	20120908			0.800000	0.800000	0	0	0
187	1850000	10	20120910			0.700000	0.700000	0	0	0
188						0.740800	0.740800	0	0	0
189						0.735500	0.735500	0	0	0
190	2150000	98	20120904			0.642800	0.642800	0	0	0
191						0.355200	0.355200	0	0	0
192						0.571700	0.571700	0	0	0
193						0.698200	0.698200	0	0	0
194						0.728300	0.728300	0	0	0
195						0.576900	0.576900	0	0	0
196						0.840500	0.840500	0	0	0
197	2345000	5	20121201			0.750000	0.750000	0	0	0
198						0.663900	0.663900	0	0	0
199						0.560000	0.560000	0	0	0
200						0.655500	0.655500	0	0	0
201						0.750000	0.750000	0	0	0

	141	142	143	144	145	146	147	148	149	150
	MI: Lender or Borrower Paid?	Pool Insurance Co. Name	Pool Insurance Stop Loss %	MI Certificate Number	Updated DTI (Front-end)	Updated DTI (Back-end)	Modification Effective Payment Date	Total Capitalized Amount	Total Deferred Amount	Pre-Modification Interest (Note) Rate
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43
44
45
46
47
48
49
50
51
52
53
54
55
56
57
58
59
60
61
62
63
64
65
66
67
68
69
70
71
72
73
74
75
76
77
78
79
80
81
82
83
84
85
86
87
88
89
90
91
92
93
94
95
96
97
98
99
100
101
102
103
104
105
106
107
108
109
110
111
112
113
114
115
116
117
118
119
120
121
122
123
124
125
126
127
128
129
130
131
132
133
134
135
136
137
138
139
140
141
142
143
144
145
146
147
148
149
150
151
152
153
154
155
156
157
158
159
160
161
162
163
164
165
166
167
168
169
170
171
172
173
174
175
176
177
178
179
180
181
182
183
184
185
186
187
188
189
190
191
192
193
194
195
196
197
198
199
200
201

	151	152	153	154	155	156	157	158	159	160
	Pre-Modification P&I Payment	Pre-Modification Initial Interest Rate Change Downward Cap	Pre-Modification Subsequent Interest Rate Cap	Pre-Modification Next Interest Rate Change Date	Pre-Modification I/O Term	Forgiven Principal Amount	Forgiven Interest Amount	Number of Modifications	Cash To/From Brrw at Closing	Brrw - Yrs at in Industry
1										3
2										12
3										8.1
4										18
5										24
6										6.1
7										3.3
8										34
9										30
10										23
11										14
12										23
13
14										18
15										21
16										19
17										23
18										12
19										28
20										20.4
21										2
22										20
23										23
24										12
25										25
26										25
27										15
28										31
29										17.7
30										13
31										21
32										4.4
33										25
34
35
36										2
37										19
38										10
39
40										16
41										5
42										13.9
43										17
44										11.2
45										5.6
46										40
47										16
48										24
49										15
50										1
51										30
52										25
53										10
54										17
55										25
56										23
57										10.7
58										14
59										5
60										10
61										10
62										11
63										6
64										20
65										25
66										25
67										24
68										23
69										5.1
70										7
71										9.5
72										11.7
73										3
74										21.9
75										10
76										15
77										20
78										21
79										5
80										12
81										7
82										15
83										2
84										25.7
85										2
86										40
87										10
88										33
89										22
90										17
91										25
92										0.2
93										11.2
94										19
95										17
96										16
97										25
98										15
99										13
100										4.1
101										22
102										10
103										44
104
105										23
106										3
107										6
108										13
109										22
110										13
111										30
112										12
113										12
114										19
115										17
116										10.1
117										16
118										8
119										15
120										3
121										12
122										21
123										20
124										6
125										9
126										31
127										14
128										11
129										19
130										5
131										21
132										15
133										20
134										31
135										20
136										15
137										9
138										27
139										13
140										14
141										25.2
142										8
143										15
144										2
145										15
146										7
147										22
148										25
149										25
150										9
151										25
152										20
153										57
154
155										3
156										20
157										15
158										8
159										16
160										19
161										4
162										8
163										18
164										10
165										13.5
166										15
167										15
168										25
169										25
170										21
171										30
172										20
173										20.4
174										37
175										10
176										10
177										16
178										8
179										17
180										15
181										11
182										20
183										28
184										8
185										22
186										NA
187										21
188										16
189										30
190										5.4
191										20
192										16
193										20
194										13
195										15
196										4
197										23
198										26
199										22
200
201

	161	162	163	164	165	166	167
	CoBrrw - Yrs at in Industry	Junior Mortgage Drawn Amount	Maturity Date	Primary Borrower Wage Income (Salary)	Primary Borrower Wage Income (Bonus)	Primary Borrower Wage Income (Commission)	Co-Borrower Wage Income (Salary)
1		0	20260201	7334.86
2		0	20260201	7550.8
3		0	20420601	7639	2468	6328
4	4	0	20260201	4237.56			2160
5		0	20260201	13750
6	8.1	0	20260401	40894.29	1476.53
7	3.1	0	20270101	25066.16			37500
8		0	20260901	14213.76	20770.03
9	8	0	20260201	40575			0
10		0	20261201	20443
11	11	0	20421001	8333.34		2000	2069
12		0	20270401	17500
13	15	0	20270901				33333.32
14	15	0	20260301	19952			4768
15		0	20261201	84196.71
16		37726	20270101	13333.33
17	NA	0	20260901	25299
18		0	20270901	35416.66
19	25	0	20261201	12533.84			10135.02
20		0	20220701	119059.99
21	6.3	0	20271001	11253.2			13475.82
22	18	0	20270701	19833.33	1223		15950
23	14	0	20420601	12500			14107.76
24		0	20420901	13000	0	0
25		0	20270801	83333
26		0	20260401	15833	7710
27		0	20270601	24583
28	NA	70000	20420901	6284.74
29	17.7	0	20271001	17466.79			1850
30		0	20270201	54548.52
31	21	200000	20270401	15600	11666.66
32		144000	20270901	28000
33	NA	0	20260801	19732	7146
34		0	20420901
35	28.7	0	20270901				18755.91
36	2	0	20420901	13577
37	18	0	20261201	17222.22			10618.58
38	NA	0	20260201	25000
39		0	20270401
40		0	20270901	57700.53
41	8	0	20260901	30992.98			10241.66
42		0	20260401	8514.82	804.23
43		0	20420901	11880.48
44		0	20420901	13715
45	6	0	20260401	37360.16			2569.83
46		0	20420701	27466	10362
47	12	0	20260601	19219.33			9266.13
48	NA	0	20261201	42066
49	16	0	20261001	28302	8238
50		0	20270701	19500
51	33	97120	20220701	14000			19250
52		0	20260201	24250
53	10	0	20270701			19849	7702
54		0	20420901	30024
55	26	0	20420701	25981			13478.59
56	23	0	20220901	13059.18			23012.95
57		0	20271001	53136.73
58		0	20420901	12500	4224
59		0	20420901	17046.83
60		0	20270901	36462
61		0	20420901	1999	15119	6823
62	11	0	20270701	6125	12617
63	9	0	20270501	12923	6938.07
64	16	25000	20420701	8485			26058
65		0	20261201	34984.92
66		0	20220701	45422.38
67	12	0	20420801	7939.25			3333.33
68		0	20270401	26000
69	5.1	0	20270401	15989			8000
70		0	20420801	12500
71	10.8	0	20261101	12061.71			9902.53
72		0	20270201	8333.33	52041
73	6	0	20270901	13583.33			19045.25
74		0	20260401	48498.38
75		0	20420901	42419
76		0	20420801	10675.25
77	NA	0	20420901	15416.67
78		0	20270101	36512.25
79	3	0	20420901	9458			8459
80		0	20420701	16360.82
81		0	20270401	53410
82		0	20260201	36883.33
83		0	20270101	45001
84	7.1	0	20270701	13684			9585
85		0	20270701	12771
86		0	20420901	22206
87		0	20420901	33955
88		0	20261201	12158.59	69601
89		0	20270901	24262.82
90		0	20420901	29314
91		0	20260701	49521
92	5	0	20420801	12924.82			11132.57
93		155400	20420901	19095
94		0	20420801	17874.28	11374.67
95	8	0	20420801	12158.34	7632.45
96		0	20420901	14583.34
97		0	20270401	10419.99	14469
98		0	20420801	12500	7500
99	18	0	20420901	13442			12083
100		0	20260201	6666	7143	38177
101		0	20420901	16583
102	16	0	20420901	13820.84			12916.66
103	37	0	20270601	32195			18041
104		0	20270901
105		0	20270101	28173
106	3	0	20420901	9479.6	3640
107	1.3	0	20420901	15416.66			9166.66
108		0	20420701	30942
109	30	0	20420701	14166.66	-1058.08		5762
110	10	0	20420801	9914.75			11500
111	30	0	20420701	19500			3600
112	11	0	20420901	7825.3	1532.45		4496.1
113	10	0	20420801	6863.37			18499.99
114	17	0	20270501	19066			9254
115		0	20420901	12333.34	2236.38
116		0	20261101	28816
117	14	0	20420601	13541.66			10416.67
118		0	20420901	15000.31
119	10	0	20420701	5541.66			17916.67
120	3	0	20420901	13750			25000
121	12	0	20270401	23750			13733
122		0	20420901	17500
123	NA	0	20270201	34999	4849
124		0	20260201	28918.24
125		0	20420801			10129.75
126	1	0	20420701	22680			0
127	NA	0	20260201	62083.51
128		0	20420901	9999.99	25000
129	21	0	20270301	6263			14166
130		0	20220901	22354
131		0	20270901	20000	46924
132	NA	0	20260401	126316
133	11	0	20420701	12802.4			10193.73
134	NA	0	20260401	26184	26067
135	8	1000000	20420701	35639	1666
136	7	0	20270401	23333.33	9586.33
137	NA	0	20420701	12333
138		115295	20421001	34000
139		0	20420601	23332
140	12	0	20420901	4500		1851.19	12930
141		0	20270501	91423.83
142	6	0	20260201	10416.66			24637.51
143	15	0	20420801	16299			8301
144		75000	20420901	16666.66
145	14	0	20270101	32067			10062
146		0	20420901
147		0	20260301	26138.04
148		0	20420601	43406
149	15	200000	20261201	40658.33			12501.46
150	8	0	20270901
151	25	0	20420901	9111			16250
152		0	20420601	62242
153		0	20420601	1456.22
154	23	0	20420601
155	5	0	20420901	31250			5725
156	5.3	250000	20420601	10190			11675.1
157	9	0	20270601	15937.83	11605.56
158		0	20420801	41636
159	14	0	20420901	20000			23144
160		0	20420901	31285.87
161		0	20420701	20773.67
162		0	20420901	63250
163	18	445528	20260501	14369	23184
164		0	20270101	23421.13
165		0	20420801	53382
166		0	20260701	59168.83
167		0	20260901	44395.67
168	28	520000	20420601	27083			10611
169	20	0	20420601	20000			8563.25
170	21	0	20260501	16572			19297
171		0	20420801	19208
172		0	20420601	18000
173		0	20220701	45744
174	32	0	20420801	23458			9913
175		0	20420601	10000	1151		11262.51
176	15	0	20420701	8333			16450
177		0	20420801	35112
178		0	20420801			73769.36
179	15	0	20420901	72092
180		0	20420901	17484.68	2847.04
181	10	0	20420901	20000	9611		3847
182		0	20420601	15000	2455
183	10	0	20270101	13208			12000
184		0	20420601	18750
185		0	20270801	119559
186	20	0	20260801				25415
187	NA	0	20260701	70224.17
188	14	0	20420901	17343.25			12519.92
189		0	20260601	36666
190	4.4	0	20261201	22045	2104		51459
191		0	20270501	79480
192	14	0	20420901	15719			17815
193	5	0	20420601	11514			9752
194	12	0	20421001	17510			11539.42
195		0	20420901	10416.66		53864
196		0	20420901	97495
197	NA	0	20260801	12915
198	26	0	20270801	60598
199		0	20420901	78618
200		0	20421001
201		0	20420901

	168	169	170	171	172
	Co-Borrower Wage Income (Bonus)	Co-Borrower Wage Income (Commission)	Originator Doc Code	RWT Income Verification	RWT Asset Verification
1			Full	Two Years	Two Months
2			Full	Two Years	Two Months
3			Full	Two Years	Two Months
4			Full	Two Years	Two Months
5			Full	Two Years	Two Months
6			Full	Two Years	Two Months
7			Full	Two Years	Two Months
8			Full	Two Years	Two Months
9			Full	Two Years	Two Months
10			Full	Two Years	Two Months
11			Full	Two Years	Two Months
12			Full	Two Years	Two Months
13			Full	Two Years	Two Months
14			Full	Two Years	Two Months
15			Full	Two Years	Two Months
16			Full	Two Years	Two Months
17			Full	Two Years	Two Months
18			Full	Two Years	Two Months
19			Full	Two Years	Two Months
20			Full	Two Years	Two Months
21			Full	Two Years	Two Months
22	1060		Full	Two Years	Two Months
23			Full	Two Years	Two Months
24			Full	Two Years	Two Months
25			Full	Two Years	Two Months
26			Full	Two Years	Two Months
27			Full	Two Years	Two Months
28			Full	Two Years	Two Months
29			Full	Two Years	Two Months
30			Full	Two Years	Two Months
31			Full	Two Years	Two Months
32			Full	Two Years	Two Months
33			Full	Two Years	Two Months
34			Full	Two Years	Two Months
35			Full	Two Years	Two Months
36			Full	Two Years	Two Months
37			Full	Two Years	Two Months
38			Full	Two Years	Two Months
39			Full	Two Years	Two Months
40			Full	Two Years	Two Months
41			Full	Two Years	Two Months
42			Full	Two Years	Two Months
43			Full	Two Years	Two Months
44			Full	Two Years	Two Months
45			Full	Two Years	Two Months
46			Full	Two Years	Two Months
47			Full	Two Years	Two Months
48			Full	Two Years	Two Months
49			Full	Two Years	Two Months
50			Full	Two Years	Two Months
51			Full	Two Years	Two Months
52			Full	Two Years	Two Months
53			Full	Two Years	Two Months
54			Full	Two Years	Two Months
55			Full	Two Years	Two Months
56			Full	Two Years	Two Months
57			Full	Two Years	Two Months
58			Full	Two Years	Two Months
59			Full	Two Years	Two Months
60			Full	Two Years	Two Months
61			Full	Two Years	Two Months
62			Full	Two Years	Two Months
63			Full	Two Years	Two Months
64			Full	Two Years	Two Months
65			Full	Two Years	Two Months
66			Full	Two Years	Two Months
67			Full	Two Years	Two Months
68			Full	Two Years	Two Months
69			Full	Two Years	Two Months
70			Full	Two Years	Two Months
71			Full	Two Years	Two Months
72			Full	Two Years	Two Months
73			Full	Two Years	Two Months
74			Full	Two Years	Two Months
75			Full	Two Years	Two Months
76			Full	Two Years	Two Months
77			Full	Two Years	Two Months
78			Full	Two Years	Two Months
79			Full	Two Years	Two Months
80			Full	Two Years	Two Months
81			Full	Two Years	Two Months
82			Full	Two Years	Two Months
83			Full	Two Years	Two Months
84			Full	Two Years	Two Months
85			Full	Two Years	Two Months
86			Full	Two Years	Two Months
87			Full	Two Years	Two Months
88			Full	Two Years	Two Months
89			Full	Two Years	Two Months
90			Full	Two Years	Two Months
91			Full	Two Years	Two Months
92			Full	Two Years	Two Months
93			Full	Two Years	Two Months
94			Full	Two Years	Two Months
95			Full	Two Years	Two Months
96			Full	Two Years	Two Months
97			Full	Two Years	Two Months
98			Full	Two Years	Two Months
99			Full	Two Years	Two Months
100			Full	Two Years	Two Months
101			Full	Two Years	Two Months
102			Full	Two Years	Two Months
103			Full	Two Years	Two Months
104			Full	Two Years	Two Months
105			Full	Two Years	Two Months
106			Full	Two Years	Two Months
107			Full	Two Years	Two Months
108			Full	Two Years	Two Months
109			Full	Two Years	Two Months
110			Full	Two Years	Two Months
111			Full	Two Years	Two Months
112			Full	Two Years	Two Months
113			Full	Two Years	Two Months
114			Full	Two Years	Two Months
115			Full	Two Years	Two Months
116			Full	Two Years	Two Months
117			Full	Two Years	Two Months
118			Full	Two Years	Two Months
119			Full	Two Years	Two Months
120			Full	Two Years	Two Months
121			Full	Two Years	Two Months
122			Full	Two Years	Two Months
123			Full	Two Years	Two Months
124			Full	Two Years	Two Months
125			Full	Two Years	Two Months
126	0	0	Full	Two Years	Two Months
127			Full	Two Years	Two Months
128			Full	Two Years	Two Months
129			Full	Two Years	Two Months
130			Full	Two Years	Two Months
131			Full	Two Years	Two Months
132			Full	Two Years	Two Months
133			Full	Two Years	Two Months
134			Full	Two Years	Two Months
135			Full	Two Years	Two Months
136			Full	Two Years	Two Months
137			Full	Two Years	Two Months
138			Full	Two Years	Two Months
139			Full	Two Years	Two Months
140			Full	Two Years	Two Months
141			Full	Two Years	Two Months
142			Full	Two Years	Two Months
143			Full	Two Years	Two Months
144			Full	Two Years	Two Months
145			Full	Two Years	Two Months
146			Full	Two Years	Two Months
147			Full	Two Years	Two Months
148			Full	Two Years	Two Months
149			Full	Two Years	Two Months
150			Full	Two Years	Two Months
151			Full	Two Years	Two Months
152			Full	Two Years	Two Months
153			Full	Two Years	Two Months
154		53020	Full	Two Years	Two Months
155			Full	Two Years	Two Months
156			Full	Two Years	Two Months
157			Full	Two Years	Two Months
158			Full	Two Years	Two Months
159			Full	Two Years	Two Months
160			Full	Two Years	Two Months
161			Full	Two Years	Two Months
162			Full	Two Years	Two Months
163			Full	Two Years	Two Months
164			Full	Two Years	Two Months
165			Full	Two Years	Two Months
166			Full	Two Years	Two Months
167			Full	Two Years	Two Months
168			Full	Two Years	Two Months
169			Full	Two Years	Two Months
170			Full	Two Years	Two Months
171			Full	Two Years	Two Months
172			Full	Two Years	Two Months
173			Full	Two Years	Two Months
174			Full	Two Years	Two Months
175			Full	Two Years	Two Months
176			Full	Two Years	Two Months
177			Full	Two Years	Two Months
178			Full	Two Years	Two Months
179			Full	Two Years	Two Months
180			Full	Two Years	Two Months
181			Full	Two Years	Two Months
182			Full	Two Years	Two Months
183			Full	Two Years	Two Months
184			Full	Two Years	Two Months
185			Full	Two Years	Two Months
186	66104		Full	Two Years	Two Months
187			Full	Two Years	Two Months
188			Full	Two Years	Two Months
189			Full	Two Years	Two Months
190			Full	Two Years	Two Months
191			Full	Two Years	Two Months
192			Full	Two Years	Two Months
193			Full	Two Years	Two Months
194			Full	Two Years	Two Months
195			Full	Two Years	Two Months
196			Full	Two Years	Two Months
197			Full	Two Years	Two Months
198			Full	Two Years	Two Months
199			Full	Two Years	Two Months
200			Full	Two Years	Two Months
201			Full	Two Years	Two Months

ASF RMBS DISCLOSURE PACKAGE

Field Number	Field Name	Field Description	Type of Field	Data Type	Sample Data	Format	When Applicable?	Valid Values	Proposed Unique Coding	Notes
1	Primary Servicer	The MERS Organization ID of the company that has or will have the right to service the loan.	General Information	Numeric – Integer	2351805	9(7)	Always	”9999999” if Unknown
2	Servicing Fee—Percentage	Aggregate monthly fee paid to all servicers, stated in decimal form.	General Information	Numeric - Decimal	0.0025	9.999999	Loans without flat-dollar servicing fees	>= 0 and < 1		Must be populated if Field 3 is Null
3	Servicing Fee—Flat-dollar	Aggregate monthly fee paid to all servicers, stated as a dollar amount.	General Information	Numeric – Decimal	7.5	9(3).99	Loans with flat-dollar servicing fees	>= 0 and <= 999		Must be populated if 2 is Null
4	Servicing Advance Methodology	The manner in which principal and/or interest are to be advanced by the servicer.	General Information	Numeric – Integer	2	99	Always	See Coding	1 = Scheduled Interest, Scheduled Principal 2 = Actual Interest, Actual Principal 3 = Scheduled Interest, Actual Principal 99 = Unknown
5	Originator	The MERS Organization ID of the entity that lends funds to the borrower and, in return, places a lien on the mortgage property as collateral.	General Information	Numeric – Integer	5938671	9(7)	Always	”9999999” if Unknown
6	Loan Group	Indicates the collateral group number in which the loan falls (for structures with multiple collateral groups). Use “1” if there is only one loan group.	General Information	Text	1A	XXXX	Always	“UNK” if Unknown
7	Loan Number	Unique National Mortgage Loan ID Number (Vendor TBD).	General Information	Numeric – Integer	TBD	TBD	Always	TBD		Details to be provided by Vendor
8	Amortization Type	Indicates whether the loan’s interest rate is fixed or adjustable (Hybrid ARMs are adjustable).	Loan Type	Numeric – Integer	2	99	Always	See Coding	1 = Fixed 2 = Adjustable 99 = Unknown
9	Lien Position	A number indicating the loan’s lien position (1 = first lien, etc.).	Loan Type	Numeric – Integer	1	99	Always	>0	99 = Unknown
10	HELOC Indicator	Indicates whether the loan is a home equity line of credit.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
11	Loan Purpose	Indicates the purpose of the loan.	Loan Type	Numeric – Integer	9	99	Always	See Coding	See Appendix A
12	Cash Out Amount	For “Cash-out” loans (see Glossary): [NEW LOAN AMOUNT] – [PAID-OFF FIRST MORTGAGE LOAN AMOUNT] – [PAID-OFF SECOND MORTGAGE LOAN AMOUNT (if Second was used to purchase the property)] – [CLOSING COSTS].	Loan Type	Numeric – Decimal	72476.5	9(10).99	Always	>= 0
13	Total Origination and Discount Points (in dollars)	Amount paid to the lender to increase the lender’s effective yield and, in the case of discount points, to reduce the interest rate paid by the borrower.	Loan Type	Numeric – Decimal	5250	9(10).99	Always	>= 0		Typically Lines 801 and 802 of HUD Settlement Statement
14	Covered/High Cost Loan Indicator	Indicates whether the loan is categorized as “high cost” or “covered” according to state or federal statutes or regulations.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
15	Relocation Loan Indicator	Indicates whether the loan is part of a corporate relocation program.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
16	Broker Indicator	Indicates whether a broker took the application.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
17	Channel	Code indicating the source (channel) from which the Issuer obtained the mortgage loan.	Loan Type	Numeric – Integer	2	99	Always	See Coding	1 = Retail 2 = Broker 3 = Correspondent Bulk 4 = Correspondent Flow with delegated underwriting 5 = Correspondent Flow without delegated underwriting 99 = Unknown
18	Escrow Indicator	Indicates whether various homeownership expenses are paid by the borrower directly or through an escrow account (as of securitization cut-off date).	Loan Type	Numeric – Integer	3	99	Always	See Coding	0 = No Escrows 1 = Taxes 2 = Insurance 3 = HOA dues 4 = Taxes and Insurance 5 = All 99 =Unknown
19	Senior Loan Amount(s)	For non-first mortgages, the sum of the balances of all associated senior mortgages at the time of origination of the subordinate lien.	Mortgage Lien Info	Numeric – Decimal	611004.25	9(10).99	If Lien Position > 1	>= 0
20	Loan Type of Most Senior Lien	For non-first mortgages, indicates whether the associated first mortgage is a Fixed, ARM, Hybrid, or negative amortization loan.	Mortgage Lien Info	Numeric – Integer	2	99	If Lien Position > 1	See Coding	1 = Fixed Rate 2 = ARM 3 = Hybrid 4 = Neg Am 99 = Unknown
21	Hybrid Period of Most Senior Lien (in months)	For non-first mortgages where the associated first mortgage is a hybrid ARM, the number of months remaining in the initial fixed interest rate period for the hybrid first mortgage.	Mortgage Lien Info	Numeric – Integer	23	999	If Lien Position > 1 AND the most senior lien is a hybrid ARM (see Field 20)	>= 0
22	Neg Am Limit of Most Senior Lien	For non-first mortgages where the associated first mortgage features negative amortization, the maximum percentage by which the negatively amortizing balance may increase (expressed as a proportion of the senior lien’s original balance).	Mortgage Lien Info	Numeric – Decimal	1.25	9.999999	If Lien Position > 1 AND the senior lien is Neg Am (see Field 20)	>= 1 and <= 2
23	Junior Mortgage Balance	For first mortgages with subordinate liens at the time of origination, the combined balance of the subordinate liens (if known).	Mortgage Lien Info	Numeric – Decimal	51775.12	9(10).99	If Lien Position = 1 and there is a 2nd lien on the subject property	>= 0		Subject to Regulatory Confirmation
24	Origination Date of Most Senior Lien	For non-first mortgages, the origination date of the associated first mortgage.	Mortgage Lien Info	Date	20090914	YYYYMMDD	If Lien Position > 1 and there is a 2nd lien on the subject property	“19010101” if unknown
25	Origination Date	The date of the Mortgage Note and Mortgage/Deed of Trust	Loan Term and Amortization Type	Date	20090914	YYYYMMDD	Always	“19010101” if unknown
26	Original Loan Amount	The dollar amount of the mortgage loan, as specified on the mortgage note at the time of the loan’s origination. For HELOCs, the maximum available line of credit.	Loan Term and Amortization Type	Numeric – Decimal	150000	9(10).99	Always	>0
27	Original Interest Rate	The original note rate as indicated on the mortgage note.	Loan Term and Amortization Type	Numeric – Decimal	0.0475	9.999999	Always	> 0 and <= 1
28	Original Amortization Term	The number of months in which the loan would be retired if the amortizing principal and interest payment were to be paid each month.	Loan Term and Amortization Type	Numeric – Integer	360	999	Always	>= 60
29	Original Term to Maturity	The initial number of months between loan origination and the loan maturity date, as specified on the mortgage note.	Loan Term and Amortization Type	Numeric – Integer	60	999	Always	>0	N/A
30	First Payment Date of Loan	The date of the first scheduled mortgage payment to be made by the borrower as specified on the mortgage note.	Loan Term and Amortization Type	Date	20090914	YYYYMMDD	Always	“19010101” if unknown	N/A
31	Interest Type Indicator	Indicates whether the interest rate calculation method is simple or actuarial.	Loan Term and Amortization Type	Numeric – Integer	2	99	Always	See Coding	1= Simple 2 = Actuarial 99 = Unknown
32	Original Interest Only Term	Original interest-only term for a loan in months (including NegAm Loans).	Loan Term and Amortization Type	Numeric – Integer	60	999	Always	>= 0 and <= 240 Unknown = Blank; No Interest Only Term = 0
33	Buy Down Period	The total number of months during which any buy down is in effect, representing the accumulation of all buy down periods.	Loan Term and Amortization Type	Numeric – Integer	65	999	Always	>= 0 and <= 100 Unknown = Blank; No Buy Down = 0
34	HELOC Draw Period	The original number of months during which the borrower may draw funds against the HELOC account.	Loan Term and Amortization Type	Numeric – Integer	24	999	HELOCs Only	>= 12 and <= 120
35	Scheduled Loan Amount	Mortgage loan scheduled principal balance as of cut-off date. For HELOCs, the current drawn amount.	Loan Term and Amortization Type	Numeric – Decimal	248951.19	9(10).99	Always	>= 0
36	Current Interest Rate	The interest rate used to calculate the current P&I or I/O payment.	Loan Term and Amortization Type	Numeric – Decimal	0.05875	9.999999	Always	> 0 and <= 1
37	Current Payment Amount Due	Next Total Payment due to be collected (including principal, interest or both—but Exclude Escrow Amounts).	Loan Term and Amortization Type	Numeric – Decimal	1250.15	9(10).99	Always	> 0
38	Scheduled Interest Paid Through Date		Loan Term and Amortization Type	Date	20090429	YYYYMMDD	Always	“19010101” if unknown
39	Current Payment Status	Number of payments the borrower is past due as of the securitization cut-off date.	Loan Term and Amortization Type	Numeric – Integer	3	99	Always	>= 0
40	Index Type	Specifies the type of index to be used to determine the interest rate at each adjustment.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	18	99	ARMs Only	See Coding	See Appendix B
41	ARM Look-back Days	The number of days prior to the interest rate adjustment date to retrieve the index value.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	45	99	ARMs Only	>= 0 to <=99
42	Gross Margin	The percentage stated on the mortgage note representing the spread between the ARM Index value and the mortgage interest rate. The gross mortgage margin is added to the index value to establish a new gross interest rate in the manner prescribed on the mortgage note.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.03	9.999999	ARMs Only	>0 and <= 1
43	ARM Round Flag	An indicator of whether an adjusted interest rate is rounded to the next higher ARM round factor, to the next lower round factor, or to the nearest round factor.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	3	9	ARMs Only	See Coding	0 = No Rounding 1 = Up 2 = Down 3 = Nearest 99=Unknown
44	ARM Round Factor	The percentage to which an adjusted interest rate is to be rounded.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.0025 or 0.00125	9.999999	ARMs Only Where ARM Round Flag = 1, 2, or 3	>= 0 and < 1
45	Initial Fixed Rate Period	For hybrid ARMs, the period between the first payment date of the mortgage and the first interest rate adjustment date.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	60	999	Hybrid ARMs Only	>= 1 to <=240
46	Initial Interest Rate Cap (Change Up)	The maximum percentage by which the mortgage note rate may increase at the first interest rate adjustment date.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
47	Initial Interest Rate Cap (Change Down)	The maximum percentage by which the mortgage note rate may decrease at the first interest rate adjustment date.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
48	Subsequent Interest Rate Reset Period	The number of months between subsequent rate adjustments.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	60	999	ARMs Only	>=0 and <= 120		0 = Loan does not adjust after initial reset
49	Subsequent Interest Rate (Change Down)	The maximum percentage by which the interest rate may decrease at each rate adjustment date after the initial adjustment.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
50	Subsequent Interest Rate Cap (Change Up)	The maximum percentage by which the interest rate may increase at each rate adjustment date after the initial adjustment.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
51	Lifetime Maximum Rate (Ceiling)	The maximum interest rate that can be in effect during the life of the loan.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.125	9.999999	ARMs Only	>= 0 and <= 1		=1 if no ceiling specified

52	Lifetime Minimum Rate (Floor)	The minimum interest rate that can be in effect during the life of the loan.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.015	9.999999	ARMs Only	>= 0 and <= 1		If no floor is specified enter the greater of the margin or 0.
53	Negative Amortization Limit	The maximum amount of negative amortization allowed before recast is required. (Expressed as a percentage of the original unpaid principal balance.)	Negative Amortization	Numeric – Decimal	1.25	9.999999	Negatively Amortizing ARMs Only	>=0, and <2
54	Initial Negative Amortization Recast Period	The number of months in which the payment is required to recast if the loan does not reach the prescribed maximum balance earlier.	Negative Amortization	Numeric – Integer	60	999	Negatively Amortizing ARMs Only	>=0
55	Subsequent Negative Amortization Recast Period	The number of months after which the payment is required to recast AFTER the first recast period.	Negative Amortization	Numeric – Integer	48	999	Negatively Amortizing ARMs Only	>=0
56	Initial Fixed Payment Period	Number of months after origination during which the payment is fixed.	Negative Amortization	Numeric – Integer	60	999	Negatively Amortizing Hybrid ARMs Only	>= 0 to <=120
57	Subsequent Payment Reset Period	Number of months between payment adjustments after first payment reset.	Negative Amortization	Numeric – Integer	12	999	Negatively Amortizing ARMs Only	>= 0 to <=120
58	Initial Periodic Payment Cap	The maximum percentage by which a payment can change (increase or decrease) in the first period.	Negative Amortization	Numeric – Decimal	0.075	9.999999	Negatively Amortizing ARMs Only	>= 0 and < 1
59	Subsequent Periodic Payment Cap	The maximum percentage by which a payment can change (increase or decrease) in one period after the initial cap.	Negative Amortization	Numeric – Decimal	0.075	9.999999	Negatively Amortizing ARMs Only	>= 0 and < 1
60	Initial Minimum Payment Reset Period	The maximum number of months a borrower can initially pay the minimum payment before a new minimum payment is determined.	Negative Amortization	Numeric – Integer	12	999	Negatively Amortizing ARMs Only	>= 0 to <=120
61	Subsequent Minimum Payment Reset Period	The maximum number of months (after the initial period) a borrower can pay the minimum payment before a new minimum payment is determined after the initial period.	Negative Amortization	Numeric – Integer	12	999	Negatively Amortizing ARMs Only	>= 0 to <=120
62	Option ARM Indicator	An indicator of whether the loan is an Option ARM.	Negative Amortization	Numeric – Integer	1	99	ARMs Only	See Coding	0 = No 1 = Yes 99 = Unknown
63	Options at Recast	The means of computing the lowest monthly payment available to the borrower after recast.	Option ARM	Numeric – Integer	2	99	Option ARMs Only	N/A	1= Fully amortizing 30 year 2= Fully amortizing 15 year 3=Fully amortizing 40 year 4 = Interest-Only 5 = Minimum Payment 99= Unknown
64	Initial Minimum Payment	The initial minimum payment the borrower is permitted to make.	Option ARM	Numeric – Decimal	879.52	99	Option ARMs Only	>=0
65	Current Minimum Payment	Current Minimum Payment (in dollars).	Negative Amortization	Numeric – Decimal	250	9(10).99	Option ARMs Only	>= 0
66	Prepayment Penalty Calculation	A description of how the prepayment penalty would be calculated during each phase of the prepayment penalty term.	Prepayment Penalties	Numeric – Integer	12	99	Always	See Coding	See Appendix C
67	Prepayment Penalty Type	• Hard: The prepayment penalty is incurred regardless of the reason the loan is prepaid in full. • Hybrid: The prepayment penalty can be characterized as hard for a certain amount of time and as soft during another period.	Prepayment Penalties	Numeric – Integer	1	99	All loans with Prepayment Penalties (i.e., loans for which Field 66 = something other than “0”)	See Coding	1 = Hard 2 = Soft 3 = Hybrid 99 = Unknown
68	Prepayment Penalty Total Term	The total number of months that the prepayment penalty may be in effect.	Prepayment Penalties	Numeric – Integer	60	999	All loans with Prepayment Penalties (i.e., loans for which Field 66 = something other than “0”)	>0 to <=120
69	Prepayment Penalty Hard Term	For hybrid prepayment penalties, the number of months during which a “hard” prepayment penalty applies.	Prepayment Penalties	Numeric – Integer	12	999	Loans with Hybrid Prepayment Penalties (i.e., loans for which Field 67 = “3”)	>= 0 to <=120
70	Primary Borrower ID	A lender-generated ID number for the primary borrower on the mortgage	Borrower	Numeric—Integer	123456789	999999999	Always	>0		Used to identify the number of times a single borrower appears in a given deal.
71	Number of Mortgaged Properties	The number of residential properties owned by the borrower that currently secure mortgage loans.	Borrower	Numeric – Integer	1	99	Always	> 0
72	Total Number of Borrowers	The number of Borrowers who are obligated to repay the mortgage note.	Borrower	Numeric – Integers	2	99	Always	> 0
73	Self-employment Flag	An indicator of whether the primary borrower is self-employed.	Borrower	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
74	Current ‘Other’ Monthly Payment	The aggregate of all payments pertaining to the subject property other than principal and interest (includes common charges, condo fees, T&I, HOA, etc.), whether escrowed or not.	Loan Term and Amortization Type	Numeric – Decimal	1789.25	9(10).99	Always	> 0
75	Length of Employment: Borrower	The number of years of service with the borrower’s current employer as of the date of the loan.	Borrower Qualification	Numeric – Decimal	3.5	99.99	Always	>=0	99 = Retired, None employment income soure (social security, trust income, dividends, etc.)
76	Length of Employment: Co-Borrower	The number of years of service with the co-borrower’s current employer as of the date of the loan.	Borrower Qualification	Numeric – Decimal	3.5	99.99	If “Total Number of Borrowers” > 1	>= 0	99 = Retired, None employment income soure (social security, trust income, dividends, etc.)
77	Years in Home	Length of time that the borrower has been at current address.	Borrower Qualification	Numeric – Decimal	14.5	99.99	Refinances of Primary Residences Only (Loan Purpose = 1, 2, 3, 4, 8 or 9)	> 0
78	FICO Model Used	Indicates whether the FICO score was calculated using the Classic, Classic 08, or Next Generation model.	Borrower Qualification	Numeric – Integer	1	99	If a FICO score was obtained	See Coding	1 = Classic 2 = Classic 08 3 = Next Generation 99 = Unknown
79	Most Recent FICO Date	Specifies the date on which the most recent FICO score was obtained	Borrower Qualification	Date	20090914	YYYYMMDD	If a FICO score was obtained	“19010101” if unknown		Issuers unable to Provide may Rep and Warrant that the FICO score used for underwriting was not more than 4 months old at the date of issuance.
80	Primary Wage Earner Original FICO: Equifax	Equifax FICO score for primary borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
81	Primary Wage Earner Original FICO: Experian	Experian FICO score for primary borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
82	Primary Wage Earner Original FICO: TransUnion	TransUnion FICO score for primary borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
83	Secondary Wage Earner Original FICO: Equifax	Equifax FICO score for Co-borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
84	Secondary Wage Earner Original FICO: Experian	Experian FICO score for Co-borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
85	Secondary Wage Earner Original FICO: TransUnion	TransUnion FICO score for Co-borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
86	Most Recent Primary Borrower FICO	Most Recent Primary Borrower FICO score used by the lender to approve the loan.	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
87	Most Recent Co-Borrower FICO	Most Recent Co-Borrower FICO score used by the lender to approve the loan.	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
88	Most Recent FICO Method	Number of credit repositories used to update the FICO Score.	Borrower Qualification	Numeric – Integer	2	9	If a FICO score was obtained	>0
89	VantageScore: Primary Borrower	Credit Score for the Primary Borrower used to approve the loan and obtained using the Vantage credit evaluation model.	Borrower Qualification	Numeric – Integer	720	9999	If a Vantage Credit Score was obtained	>= 501 and <= 990
90	VantageScore: Co-Borrower	Credit Score for the Co-borrower used to approve the loan and obtained using the Vantage credit evaluation model.	Borrower Qualification	Numeric – Integer	720	9999	If a VantageScore was obtained AND “Total Number of Borrowers” > 1	>= 501 and <= 990
91	Most Recent VantageScore Method	Number of credit repositories used to update the Vantage Score.	Borrower Qualification	Numeric – Integer	2	9	If a Vantage Credit Score was obtained	>0
92	VantageScore Date	Date Vantage Credit Score was obtained.	Borrower Qualification	Date	20090914	YYYYMMDD	If a Vantage Credit Score was obtained	“19010101” if unknown
93	Credit Report: Longest Trade Line	The length of time in months that the oldest active trade line, installment or revolving, has been outstanding. For a loan with more than one borrower, populate field based on status for the primary borrower.	Borrower Qualification	Numeric – Integer	999	999	Always	> =0		Subject to Regulatory Confirmation
94	Credit Report: Maximum Trade Line	The dollar amount for the trade line, installment or revolving, with the largest unpaid balance. For revolving lines of credit, e.g. credit card, the dollar amount reported should reflect the maximum amount of credit available under the credit line whether used or not. For a loan with more than one borrower, populate field based on status for the primary borrower.	Borrower Qualification	Numeric – Decimal	339420.19	9(10).99	Always	>=0		Subject to Regulatory Confirmation
95	Credit Report: Number of Trade Lines	A count of non-derogatory, currently open and active, consumer trade lines (installment or revolving) for the borrower. For a loan with more than one borrower, populate field based on status for the primary borrower.	Borrower Qualification	Numeric – Integer	57	999	Always	>=0		Subject to Regulatory Confirmation
96	Credit Line Usage Ratio	Sum of credit balances divided by sum of total open credit available.	Borrower Qualification	Numeric – Decimal	0.27	9.999999	Always	>= 0 and <= 1		Subject to Regulatory Confirmation
97	Most Recent 12-month Pay History	String indicating the payment status per month listed from oldest to most recent.	Borrower Qualification	Text	77X123200001	X(12)	Always	See Coding	0 = Current 1 = 30-59 days delinquent 2 = 60-89 days delinquent 3 = 90-119 days delinquent 4 = 120+ days delinquent 5 = Foreclosure 6 = REO 7 = Loan did not exist in period X = Unavailable
98	Months Bankruptcy	Number of months since any borrower was discharged from bankruptcy. (Issuers unable to provide this information may rep and warrant that at least x years—as specified in the loan program—have passed since most recent discharge from bankruptcy.)	Borrower Qualification	Numeric – Integer	12	999	If Borrower has ever been in Bankruptcy	>= 0		Blank = Borrower is not known to have been in bankruptcy
99	Months Foreclosure	Number of months since foreclosure sale date. (Issuers unable to provide this information may rep and warrant that at least x years—as specified in the loan program— have passed since most recent foreclosure.)	Borrower Qualification	Numeric – Integer	12	999	If Borrower has ever been in Foreclosure	>= 0		Blank = Borrower is not known to have been in foreclosure
100	Primary Borrower Wage Income	Monthly base wage income for primary borrower.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
101	Co-Borrower Wage Income	Monthly base wage income for all other borrowers.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	If “Total Number of Borrowers” > 1	>= 0
102	Primary Borrower Other Income	Monthly Other (non-wage) income for primary borrower. (This figure should include net rental income and be reduced by any net rental loss.)	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
103	Co-Borrower Other Income	Monthly Other (non-wage) income for all other borrowers. (This figure should include net rental income and be reduced by any net rental loss.)	Borrower Qualification	Numeric – Decimal	9000	9(9).99	If “Total Number of Borrowers” > 1	>= 0
104	All Borrower Wage Income	Monthly income of all borrowers derived from base salary only.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
105	All Borrower Total Income	Monthly income of all borrowers derived from base salary, commission, tips and gratuities, overtime and bonuses, part-time or second-job earnings, alimony, child support, interest and dividend income, notes receivable, trust income, net rental income, retirement income, social security, veterans income, military income, foster care income, and self-employed income.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
106	4506-T Indicator	A yes/no indicator of whether a Transcript of Tax Return (received pursuant to the filing of IRS Form 4506-T) was obtained and considered.	Borrower Qualification	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
107	Borrower Income Verification Level
A code indicating the extent to which the borrower’s income has been verified:
Level 4 Income Verification = [W-2 (Prev. Yr.) OR TAX RETURNS* (Prev. Yr.)] AND PAY STUBS (YTD (at least one month)–if salaried)
Level 5 Income Verification = 24 months income verification (W-2s, pay stubs, bank statements and/or tax returns**)
*For self-employed borrowers:  Level 4 Income Verification:
• 2 Years Tax Returns
• Self-prepared tax returns (regardless of 4506 and tax transcripts)

** For self-employed borrowers: Level 5 Income Verification:
• 2 Years tax returns
• Tax returns prepared and not executed by a CPA, with
          o CPA name & phone number shown on the Preparer section of the tax return
          o Executed 4506 and tax transcripts (matching returns in file)
• Tax returns prepared and executed by a CPA  (regardless of 4506 and tax transcripts)
			Borrower Qualification	Numeric – Integer	1	9	Always	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, “Level 4” Verified (as defined) 5 = Stated, “Level 5” Verified (as defined)
108	Co-Borrower Income Verification
A code indicating the extent to which the co-borrower’s income has been verified:

Level 4 Income Verification = [W-2 (Prev. Yr.) OR TAX RETURNS* (Prev. Yr.)] AND PAY STUBS (YTD (at least one month)–if salaried)

Level 5 Income Verification = 24 months income verification (W-2s, pay stubs, bank statements and/or tax returns**)
*For self-employed borrowers:  Level 4 Income Verification:
• 2 Years Tax Returns
• Self-prepared tax returns (regardless of 4506 and tax transcripts)

** For self-employed borrowers: Level 5 Income Verification:
• 2 Years tax returns
• Tax returns prepared and not executed by a CPA, with
          o CPA name & phone number shown on the Preparer section of the tax return
          o Executed 4506 and tax transcripts (matching returns in file)
• Tax returns prepared and executed by a CPA  (regardless of 4506 and tax transcripts)
			Borrower Qualification	Numeric – Integer	2	9	If “Total Number of Borrowers” > 1	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, “Level 4” Verified (as defined) 5 = Stated, “Level 5” Verified (as defined)
109	Borrower Employment Verification	A code indicating the extent to which the primary borrower’s employment has been verified: Level 3 Verified = Direct Independent Verification with a third party of the borrower’s current employment.	Borrower Qualification	Numeric – Integer	2	9	Always	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, Level 3 Verified (as defined)
110	Co-Borrower Employment Verification	A code indicating the extent to which the co-borrower’s employment has been verified: Level 3 Verified = Direct Independent Verification with a third party of the co-borrower’s current employment.	Borrower Qualification	Numeric – Integer	1	9	If “Total Number of Borrowers” > 1	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, Level 3 Verified (as defined)
111	Borrower Asset Verification	A code indicating the extent to which the primary borrower’s assets used to qualify the loan have been verified: Level 4 Verified = 2 months of bank statements/balance documentation (written or electronic) for liquid assets (or gift letter).	Borrower Qualification	Numeric – Integer	3	9	Always	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, Level 4 Verified (as defined)
112	Co-Borrower Asset Verification	A code indicating the extent to which the co-borrower’s assets used to qualify the loan have been verified: Level 4 = 2 months of bank statements/balance documentation (written or electronic) for liquid assets (or gift letter).	Borrower Qualification	Numeric – Integer	2	9	If “Total Number of Borrowers” > 1	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, Level 4 Verified (as defined)
113	Liquid / Cash Reserves	The actual dollar amount of remaining verified liquid assets after settlement. (This should not include cash out amount of subject loan.)	Borrower Qualification	Numeric – Decimal	3242.76	9(9).99	Always	>= 0
114	Monthly Debt All Borrowers	The aggregate monthly payment due on other debt (excluding only installment loans with fewer than 10 payments remaining and other real estate loans used to compute net rental income— which is added/subtracted in the income fields).	Borrower Qualification	Numeric – Decimal	3472.43	9(9).99	Always	>= 0
115	Originator DTI	Total Debt to income ratio used by the originator to qualify the loan.	Borrower Qualification	Numeric – Decimal	0.35	9.999999	Always	>= 0 and >= 1
116	Fully Indexed Rate	The fully indexed interest rate as of securitization cut-off.	Borrower Qualification	Numeric – Decimal	0.0975	9.999999	ARMs Only	>= 0 and >= 1
117	Qualification Method	Type of mortgage payment used to qualify the borrower for the loan.	Borrower Qualification	Numeric – Integer	3	99	Always	See Coding	1 = Start Rate 2 = First Year Cap Rate 3 = I/O Amount 4 = Fully Indexed 5 = Min Payment 98 = Other 99 = Unknown
118	Percentage of Down Payment from Borrower Own Funds	Include only borrower funds, do not include any gift or borrowed funds. (Issuers may provide the actual percentage for each loan, or the guideline percentage and note departure concentration on the transaction summary.)	Borrower Qualification	Numeric – Decimal	0.5	9.999999	Purchase Loans Only	>= 0 and >= 1
119	City	The name of the city.	Subject Property	Text	New York	X(45)	Always	Unk=Unknown
120	State	The name of the state as a 2-digit Abbreviation.	Subject Property	Text	NY	XX	Always	See Coding	See Appendix H
121	Postal Code	The postal code (zip code in the US) where the subject property is located.	Subject Property	Text	10022	X(5)	Always	Unk=Unknown
122	Property Type	Specifies the type of property being used to secure the loan.	Subject Property	Numeric – Integer	11	99	Always	See Coding	See Appendix D
123	Occupancy	Specifies the property occupancy status (e.g., owner-occupied, investment property, second home, etc.).	Subject Property	Numeric – Integer	4	9	Always	See Coding	See Appendix E
124	Sales Price	The negotiated price of a given property between the buyer and seller.	Subject Property	Numeric – Decimal	450000.23	9(10).99	Purchase Loans Only	> 0
125	Original Appraised Property Value	The appraised value of the property used to approve the loan.	Subject Property	Numeric – Decimal	550000.23	9(10).99	Always	> 0
126	Original Property Valuation Type	Specifies the method by which the property value (at the time of underwriting) was reported.	Subject Property	Numeric – Integer	8	99	Always	See Coding	See Appendix F
127	Original Property Valuation Date	Specifies the date on which the original property value (at the time of underwriting) was reported. (Issuers unable to provide may Rep and Warrant that the appraisal used for underwriting was not more than x days old at time of loan closing.)	Subject Property	Date	20090914	YYYYMMDD	Always	“19010101” if unknown
128	Original Automated Valuation Model (AVM) Model Name	The name of the AVM Vendor if an AVM was used to determine the original property valuation.	Subject Property	Numeric – Integer	1	99	Always	See Appendix I	See Appendix I
129	Original AVM Confidence Score	The confidence range presented on the AVM report.	Subject Property	Numeric – Decimal	0.74	9.999999	If AVM Model Name (Field 127) > 0	>= 0 to <= 1
130	Most Recent Property Value[1]	If a valuation was obtained subsequent to the valuation used to calculate LTV, the most recent property value.	Subject Property	Numeric – Decimal	500000	9(10).99	If updated value was obtained subsequent to loan approval	> 0
131	Most Recent Property Valuation Type	If an additional property valuation was obtained after the valuation used for underwriting purposes, the method by which the property value was reported.	Subject Property	Numeric – Integer	6	9	If updated value was obtained subsequent to loan approval	See Coding	See Appendix F
132	Most Recent Property Valuation Date	Specifies the date on which the updated property value was reported.	Subject Property	Date	20090914	YYYYMMDD	If updated value was obtained subsequent to loan approval	“19010101” if unknown
133	Most Recent AVM Model Name	The name of the AVM Vendor if an AVM was used to determine the updated property valuation.	Subject Property	Numeric – Integer	19	99	If updated value was obtained subsequent to loan approval	See Coding	See Appendix I
134	Most Recent AVM Confidence Score	If AVM used to determine the updated property valuation, the confidence range presented on the AVM report.	Subject Property	Numeric – Decimal	0.85	9.999999	If “Most Recent AVM Model Name” > 0	>= 0 to <= 1
135	Original CLTV	The ratio obtained by dividing the amount of all known outstanding mortgage liens on a property at origination by the lesser of the appraised value or the sales price.	Loan-to-Value (LTV)	Numeric – Decimal	0.96	9.999999	Always	>= 0 and <= 1.5
136	Original LTV	The ratio obtained by dividing the original mortgage loan amount on the note date by the lesser of the mortgaged property’s appraised value on the note date or its purchase price.	Loan-to-Value (LTV)	Numeric – Decimal	0.8	9.999999	Always	>= 0 and <= 1.25
137	Original Pledged Assets	The total value of assets pledged as collateral for the loan at the time of origination. Pledged assets may include cash or marketable securities.	Loan-to-Value (LTV)	Numeric – Decimal	75000	9(10).99	Always	>=0
138	Mortgage Insurance Company Name	The name of the entity providing mortgage insurance for a loan.	Mortgage Insurance	Numeric – Integer	3	99	Always	See Coding	See Appendix G
139	Mortgage Insurance Percent	Mortgage Insurance coverage percentage.	Mortgage Insurance	Numeric – Decimal	0.25	9.999999	“Mortgage Insurance Company Name” > 0	>= 0 to <= 1
140	MI: Lender or Borrower Paid?	An indicator of whether mortgage insurance is paid by the borrower or the lender.	Mortgage Insurance	Numeric – Integer	1	99	“Mortgage Insurance Company Name” > 0	See Coding	1 = Borrower-Paid 2 = Lender- Paid 99 = Unknown
141	Pool Insurance Co. Name	Name of pool insurance provider.	Mortgage Insurance	Numeric – Integer	8	99	Always	See Coding	See Appendix G
142	Pool Insurance Stop Loss %	The aggregate amount that a pool insurer will pay, calculated as a percentage of the pool balance.	Mortgage Insurance	Numeric – Decimal	0.25	9.999999	Pool MI Company > 0	>= 0 to <= 1
143	MI Certificate Number	The unique number assigned to each individual loan insured under an MI policy.	Mortgage Insurance	Text	123456789G	X(20)	MI Company > 0	UNK = Unknown
144	Updated DTI (Front-end)	Updated front-end DTI ratio (total monthly housing expense divided by total monthly income) used to qualify the loan modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.35	9.999999	Modified Loans Only	>= 0 and >= 1
145	Updated DTI (Back-end)	Updated back-end DTI ratio (total monthly debt expense divided by total monthly income) used to qualify the loan modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.35	9.999999	Modified Loans Only	>= 0 and >= 1
146	Modification Effective Payment Date	Date of first payment due post modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Date	20090914	YYYYMMDD	Modified Loans Only	“19010101” if unknown
147	Total Capitalized Amount	Amount added to the principal balance of a loan due to the modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
148	Total Deferred Amount	Any non-interest-bearing deferred amount (e.g., principal, interest and fees).	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
149	Pre-Modification Interest (Note) Rate	Scheduled Interest Rate Of The Loan Immediately Preceding The Modification Effective Payment Date.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.075	9.999999	Modified Loans Only	>= 0 to <= 1
150	Pre-Modification P&I Payment	Scheduled Total Principal And Interest Payment Amount Preceding The Modification Effective Payment Date – or if servicer is no longer advancing P&I, the payment that would be in effect if the loan were current.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	2310.57	9(10).99	Modified Loans Only	> 0
151	Pre-Modification Initial Interest Rate Change Downward Cap	Maximum amount the rate can adjust downward on the first interest rate adjustment date (prior to modification) – Only provide if the rate floor is modified.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.015	9.999999	Modified Loans Only	>= 0 to <= 1
152	Pre-Modification Subsequent Interest Rate Cap	Maximum increment the rate can adjust upward AFTER the initial rate adjustment (prior to modification) – Only provide if the Cap is modified.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.015	9.999999	Modified Loans Only	>= 0 to <= 1
153	Pre-Modification Next Interest Rate Change Date	Next Interest Reset Date Under The Original Terms Of The Loan (one month prior to new payment due date).	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Date	20090914	YYYYMMDD	Modified Loans Only	“19010101” if unknown
154	Pre-Modification I/O Term	Interest Only Term (in months) preceding The Modification Effective Payment Date.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Integer	36	999	Modified Loans Only	>= 0 to <= 120
155	Forgiven Principal Amount	The sum total of all principal balance reductions (as a result of loan modification) over the life of the loan.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
156	Forgiven Interest Amount	The sum total of all interest incurred and forgiven (as a result of loan modification) over the life of the loan.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
157	Number of Modifications	The number of times the loan has been modified.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Integer	1	9	Modified Loans Only	>= 0
MH-1	Real Estate Interest	Indicates whether the property on which the manufactured home is situated is owned outright or subject to the terms of a short- or long-term lease. (A long-term lease is defined as a lease whose term is greater than or equal to the loan term.)	Manufactured Housing	Numeric – Integer	2	99	Manufactured Housing Loans Only	See Coding	1 = Owned 2 = Short-term lease 3 = Long-term lease 99 = Unavailable
MH-2	Community Ownership Structure	If the manufactured home is situated in a community, a means of classifying ownership of the community.	Manufactured Housing	Numeric – Integer	2	99	Manufactured Housing Loans Only	See Coding	1 = Public Institutional 2 = Public Non-Institutional 3 = Private Institutional 4 = Private Non-Institutional 5 = HOA-Owned 6 = Non-Community 99 = Unavailable
MH-3	Year of Manufacture	The year in which the home was manufactured (Model Year — YYYY Format). Required only in cases where a full appraisal is not provided.	Manufactured Housing	Numeric – Integer	2006	YYYY	Manufactured Housing Loans Only	1901 = Unavailable
MH-4	HUD Code Compliance Indicator (Y/N)	Indicates whether the home was constructed in accordance with the 1976 HUD code. In general, homes manufactured after 1976 comply with this code.	Manufactured Housing	Numeric – Integer	1	9	Manufactured Housing Loans Only	See Codes	0 = No 1 = Yes 99 = Unavailable
MH-5	Gross Manufacturer’s Invoice Price	The total amount that appears on the manufacturer’s invoice (typically includes intangible costs such as transportation, association, on-site setup, service and warranty costs, taxes, dealer incentives, and other fees).	Manufactured Housing	Numeric – Decimal	72570.62	9(10).99	Manufactured Housing Loans Only	>= 0
MH-6	LTI (Loan-to-Invoice) Gross	The ratio of the loan amount divided by the Gross Manufacturer’s Invoice Price (Field MH-5).	Manufactured Housing	Numeric – Decimal	0.75	9.999999	Manufactured Housing Loans Only	>= 0 to <= 1
MH-7	Net Manufacturer’s Invoice Price	The Gross Manufacturer’s Invoice Price (Field MH-5) minus intangible costs, including: transportation, association, on-site setup, service, and warranty costs, taxes, dealer incentives, and other fees.	Manufactured Housing	Numeric – Decimal	61570.62	9(10).99	Manufactured Housing Loans Only	>= 0
MH-8	LTI (Net)	The ratio of the loan amount divided by the Net Manufacturer’s Invoice Price (Field MH-7).	Manufactured Housing	Numeric – Decimal	0.62	9.999999	Manufactured Housing Loans Only	>= 0 to <= 1
MH-9	Manufacturer Name	The manufacturer of the subject property. (To be applied only in cases where no appraised value/other type of property valuation is available.)	Manufactured Housing	Text	“XYZ Corp”	Char (100)	Manufactured Housing Loans Only (where no appraised value is provided)	MH Manufacturer name in double quotation marks
MH-10	Model Name	The model name of the subject property. (To be applied only in cases where no appraised value/other type of property valuation is available.)	Manufactured Housing	Text	“DX5-916-X”	Char (100)	Manufactured Housing Loans Only (where no appraised value is provided)	MH Model name in double quotation marks
MH-11	Down Payment Source	An indicator of the source of the down payment used by the borrower to acquire the property and qualify for the mortgage.	Manufactured Housing	Numeric – Integer	2	99	Manufactured Housing Loans Only	See Codes	1 = Cash 2 = Proceeds from trade in 3 = Land in Lieu 4 = Other 99 = Unavailable
MH-12	Community/Related Party Lender (Y/N)	An indicator of whether the loan was made by the community owner, an affiliate of the community owner or the owner of the real estate upon which the collateral is located.	Manufactured Housing	Numeric – Integer	1	99	Manufactured Housing Loans Only	See Codes	0 = No 1 = Yes 99 = Unavailable
MH-13	Defined Underwriting Criteria (Y/N)	An indicator of whether the loan was made in accordance with a defined and/or standardized set of underwriting criteria.	Manufactured Housing	Numeric – Integer	1	99	Manufactured Housing Loans Only	See Codes	0 = No 1 = Yes 99 = Unavailable
MH-14	Chattel Indicator	An Indicator of whether the secured property is classified as chattel or Real Estate.	Manufactured Housing	Numeric – Integer	1	99	Manufactured Housing Loans Only	See Codes	0 = Real Estate 1 = Chattel 99 = Unavailable

ATTACHMENT 2

PURCHASE AGREEMENT

EXHIBIT D-3

INITIAL AUTHORIZED REPRESENTATIVES OF THE SERVICER

Name	Title	Specimen Signature

EXHIBIT F

REQUEST FOR RELEASE OF DOCUMENTS

To:	Wells Fargo Bank, N.A.	Date: _______________
751 Kasota Avenue
Minneapolis, MN 55414
Attn: WFDC Release Department.

Re:	Custodial Agreement, dated as of January 1, 2013, among Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, Wells Fargo Bank, N.A., as Custodian, Sequoia Residential Funding, Inc., as Depositor, and Redwood Residential Acquisition Corporation, as Seller

In connection with the administration of the Mortgage Loans held by you as Custodian for the Trustee pursuant to the above-captioned Custodial Agreement, we request the release of the Custodian’s Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:	Investor Number:

Mortgagor Name, Address & Zip Code:	Pool Number:

Reason for Requesting Documents (check one):

_______ 1. Mortgage Paid in Full

_______ 2. Foreclosure

_______ 3. Substitution

_______ 4. Other Liquidation

_______ 5. Non-liquidation	Reason: ______________________

For CMI Use Only: _________________

By:
(Authorized Signature)

Printed Name

Servicer Name:

Ship To Address:

Phone:

Custodian

Please acknowledge the execution of the above request by your signature and date below:

Date
Signature

Documents returned to Custodian:

Date
Custodian

EXHIBIT 10

FORM OF MONTHLY LOSS REPORT

Exhibit : Calculation of Realized Loss/Gain Form 332– Instruction Sheet

NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month. The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.

The numbers on the 332 form correspond with the numbers listed below.

Liquidation and Acquisition Expenses:

1.	The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

2.	The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.
3.	Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.
4-12.	Complete as applicable. Required documentation:
*	For taxes and insurance advances – see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.
*	For escrow advances - complete payment history (to calculate advances from last positive escrow balance forward)
*	Other expenses - copies of corporate advance history showing all payments
*	REO repairs > $1500 require explanation
*	REO repairs >$3000 require evidence of at least 2 bids.
*	Short Sale or Charge Off require P&L supporting the decision and WFB’s approved Officer Certificate
*	Unusual or extraordinary items may require further documentation.
13.	The total of lines 1 through 12.

Credits:

14-21.	Complete as applicable. Required documentation:
*	Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney
Letter of Proceeds Breakdown.
*	Copy of EOB for any MI or gov't guarantee
*	All other credits need to be clearly defined on the 332 form
22.	The total of lines 14 through 21.

Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.

© Copyright Wells Fargo Bank, Corporate Trust Services

Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com

Please Note:	For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

Total Realized Loss (or Amount of Any Gain)

23.	The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.

© Copyright Wells Fargo Bank, Corporate Trust Services

Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com

Exhibit 3A: Calculation of Realized Loss/Gain Form 332

Prepared by: __________________	Date: _______________
Phone: ______________________	Email Address:_____________________

Servicer Loan No.	Servicer Name	Servicer Address

WELLS FARGO BANK, N.A. Loan No._____________________________

Borrower's Name: _________________________________________________________

Property Address: _________________________________________________________

Liquidation Type: REO Sale	3rd Party Sale	Short Sale	Charge Off

Was this loan granted a Bankruptcy deficiency or cramdown	Yes	No

If “Yes”, provide deficiency or cramdown amount ____________________________________________

Liquidation and Acquisition Expenses:
(1)	Actual Unpaid Principal Balance of Mortgage Loan	$
(1)
(2)	Interest accrued at Net Rate
(2)
(3)	Accrued Servicing Fees
(3)
(4)	Attorney's Fees
(4)
(5)	Taxes (see page 2)
(5)
(6)	Property Maintenance
(6)
(7)	MI/Hazard Insurance Premiums (see page 2)
(7)
(8)	Utility Expenses
(8)
(9)	Appraisal/BPO
(9)
(10)	Property Inspections
(10)
(11)	FC Costs/Other Legal Expenses
(11)
(12)	Other (itemize)
(12)

Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.

© Copyright Wells Fargo Bank, Corporate Trust Services

Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com

Cash for Keys _____________________
(12)
HOA/Condo Fees __________________
(12)
________________________________
(12)

	Total Expenses	$
(13)
Credits:
(14)	Escrow Balance	$
(14)
(15)	HIP Refund
(15)
(16)	Rental Receipts
(16)
(17)	Hazard Loss Proceeds
(17)
(18)	Primary Mortgage Insurance / Gov’t Insurance
(18a) HUD Part A

(18b)	HUD Part B
(19)	Pool Insurance Proceeds
(19)
(20)	Proceeds from Sale of Acquired Property
(20)
(21)	Other (itemize)
(21)
___________________________________
(21)

	Total Credits	$
(22)
Total Realized Loss (or Amount of Gain)		$
(23)

Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.

© Copyright Wells Fargo Bank, Corporate Trust Services

Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com

Escrow Disbursement Detail

Type (Tax /Ins.)	Date Paid	Period of Coverage	Total Paid	Base Amount	Penalties	Interest

Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.

© Copyright Wells Fargo Bank, Corporate Trust Services

Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com

EXHIBIT 11

FORM OF DELINQUENCY REPORTING

Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.

© Copyright Wells Fargo Bank, Corporate Trust Services

Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com

Exhibit : Standard File Layout – Delinquency Reporting

*The column/header names in bold are the minimum fields Wells Fargo must receive from every Servicer

Column/Header Name	Description	Decimal	Format Comment

SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR

LOAN_NBR	A unique identifier assigned to each loan by the originator.

CLIENT_NBR	Servicer Client Number

SERV_INVESTOR_NBR	Contains a unique number as assigned by an external servicer to identify a group of loans in their system.

BORROWER_FIRST_NAME	First Name of the Borrower.

BORROWER_LAST_NAME	Last name of the borrower.

PROP_ADDRESS	Street Name and Number of Property

PROP_STATE	The state where the property located.

PROP_ZIP	Zip code where the property is located.

BORR_NEXT_PAY_DUE_DATE	The date that the borrower's next payment is due to the servicer at the end of processing cycle, as reported by Servicer.		MM/DD/YYYY

LOAN_TYPE	Loan Type (i.e. FHA, VA, Conv)

BANKRUPTCY_FILED_DATE	The date a particular bankruptcy claim was filed.		MM/DD/YYYY

BANKRUPTCY_CHAPTER_CODE	The chapter under which the bankruptcy was filed.

BANKRUPTCY_CASE_NBR	The case number assigned by the court to the bankruptcy filing.

POST_PETITION_DUE_DATE	The payment due date once the bankruptcy has been approved by the courts		MM/DD/YYYY

BANKRUPTCY_DCHRG_DISM_DATE	The Date The Loan Is Removed From Bankruptcy. Either by Dismissal, Discharged and/or a Motion For Relief Was Granted.		MM/DD/YYYY

LOSS_MIT_APPR_DATE	The Date The Loss Mitigation Was Approved By The Servicer		MM/DD/YYYY

LOSS_MIT_TYPE	The Type Of Loss Mitigation Approved For A Loan Such As;

LOSS_MIT_EST_COMP_DATE	The Date The Loss Mitigation /Plan Is Scheduled To End/Close		MM/DD/YYYY

LOSS_MIT_ACT_COMP_DATE	The Date The Loss Mitigation Is Actually Completed		MM/DD/YYYY

Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.

© Copyright Wells Fargo Bank, Corporate Trust Services

Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com

FRCLSR_APPROVED_DATE	The date DA Admin sends a letter to the servicer with instructions to begin foreclosure proceedings.		MM/DD/YYYY

ATTORNEY_REFERRAL_DATE	Date File Was Referred To Attorney to Pursue Foreclosure		MM/DD/YYYY

FIRST_LEGAL_DATE	Notice of 1st legal filed by an Attorney in a Foreclosure Action		MM/DD/YYYY

FRCLSR_SALE_EXPECTED_DATE	The date by which a foreclosure sale is expected to occur.		MM/DD/YYYY

FRCLSR_SALE_DATE	The actual date of the foreclosure sale.		MM/DD/YYYY

FRCLSR_SALE_AMT	The amount a property sold for at the foreclosure sale.	2	No commas(,) or dollar signs ($)

EVICTION_START_DATE	The date the servicer initiates eviction of the borrower.		MM/DD/YYYY

EVICTION_COMPLETED_DATE	The date the court revokes legal possession of the property from the borrower.		MM/DD/YYYY

LIST_PRICE	The price at which an REO property is marketed.	2	No commas(,) or dollar signs ($)

LIST_DATE	The date an REO property is listed at a particular price.		MM/DD/YYYY

OFFER_AMT	The dollar value of an offer for an REO property.	2	No commas(,) or dollar signs ($)

OFFER_DATE_TIME	The date an offer is received by DA Admin or by the Servicer.		MM/DD/YYYY

REO_CLOSING_DATE	The date the REO sale of the property is scheduled to close.		MM/DD/YYYY

REO_ACTUAL_CLOSING_DATE	Actual Date Of REO Sale		MM/DD/YYYY

OCCUPANT_CODE	Classification of how the property is occupied.

PROP_CONDITION_CODE	A code that indicates the condition of the property.

PROP_INSPECTION_DATE	The date a property inspection is performed.		MM/DD/YYYY

APPRAISAL_DATE	The date the appraisal was done.		MM/DD/YYYY

CURR_PROP_VAL	The current "as is" value of the property based on brokers price opinion or appraisal.	2

REPAIRED_PROP_VAL	The amount the property would be worth if repairs are completed pursuant to a broker's price opinion or appraisal.	2

Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.

© Copyright Wells Fargo Bank, Corporate Trust Services

Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com

If applicable:

DELINQ_STATUS_CODE	FNMA Code Describing Status of Loan

DELINQ_REASON_CODE	The circumstances which caused a borrower to stop paying on a loan. Code indicates the reason why the loan is in default for this cycle.

MI_CLAIM_FILED_DATE	Date Mortgage Insurance Claim Was Filed With Mortgage Insurance Company.		MM/DD/YYYY

MI_CLAIM_AMT	Amount of Mortgage Insurance Claim Filed		No commas(,) or dollar signs ($)

MI_CLAIM_PAID_DATE	Date Mortgage Insurance Company Disbursed Claim Payment		MM/DD/YYYY

MI_CLAIM_AMT_PAID	Amount Mortgage Insurance Company Paid On Claim	2	No commas(,) or dollar signs ($)

POOL_CLAIM_FILED_DATE	Date Claim Was Filed With Pool Insurance Company		MM/DD/YYYY

POOL_CLAIM_AMT	Amount of Claim Filed With Pool Insurance Company	2	No commas(,) or dollar signs ($)

POOL_CLAIM_PAID_DATE	Date Claim Was Settled and The Check Was Issued By The Pool Insurer		MM/DD/YYYY

POOL_CLAIM_AMT_PAID	Amount Paid On Claim By Pool Insurance Company	2	No commas(,) or dollar signs ($)

FHA_PART_A_CLAIM_FILED_DATE	Date FHA Part A Claim Was Filed With HUD		MM/DD/YYYY

FHA_PART_A_CLAIM_AMT	Amount of FHA Part A Claim Filed	2	No commas(,) or dollar signs ($)

FHA_PART_A_CLAIM_PAID_DATE	Date HUD Disbursed Part A Claim Payment		MM/DD/YYYY

FHA_PART_A_CLAIM_PAID_AMT	Amount HUD Paid on Part A Claim	2	No commas(,) or dollar signs ($)

FHA_PART_B_CLAIM_FILED_DATE	Date FHA Part B Claim Was Filed With HUD		MM/DD/YYYY

FHA_PART_B_CLAIM_AMT	Amount of FHA Part B Claim Filed	2	No commas(,) or dollar signs ($)

FHA_PART_B_CLAIM_PAID_DATE	Date HUD Disbursed Part B Claim Payment		MM/DD/YYYY

FHA_PART_B_CLAIM_PAID_AMT	Amount HUD Paid on Part B Claim	2	No commas(,) or dollar signs ($)

Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.

© Copyright Wells Fargo Bank, Corporate Trust Services

Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com

VA_CLAIM_FILED_DATE	Date VA Claim Was Filed With the Veterans Admin		MM/DD/YYYY

VA_CLAIM_PAID_DATE	Date Veterans Admin. Disbursed VA Claim Payment		MM/DD/YYYY

VA_CLAIM_PAID_AMT	Amount Veterans Admin. Paid on VA Claim	2	No commas(,) or dollar signs ($)

MOTION_FOR_RELIEF_DATE	The date the Motion for Relief was filed	10	MM/DD/YYYY

FRCLSR_BID_AMT	The foreclosure sale bid amount	11	No commas(,) or dollar signs ($)

FRCLSR_SALE_TYPE	The foreclosure sales results: REO, Third Party, Conveyance to HUD/VA

REO_PROCEEDS	The net proceeds from the sale of the REO property.		No commas(,) or dollar signs ($)

BPO_DATE	The date the BPO was done.

CURRENT_FICO	The current FICO score

HAZARD_CLAIM_FILED_DATE	The date the Hazard Claim was filed with the Hazard Insurance Company.	10	MM/DD/YYYY

HAZARD_CLAIM_AMT	The amount of the Hazard Insurance Claim filed.	11	No commas(,) or dollar signs ($)

HAZARD_CLAIM_PAID_DATE	The date the Hazard Insurance Company disbursed the claim payment.	10	MM/DD/YYYY

HAZARD_CLAIM_PAID_AMT	The amount the Hazard Insurance Company paid on the claim.	11	No commas(,) or dollar signs ($)

ACTION_CODE	Indicates loan status		Number

NOD_DATE			MM/DD/YYYY

NOI_DATE			MM/DD/YYYY

ACTUAL_PAYMENT_PLAN_START_DATE			MM/DD/YYYY

ACTUAL_PAYMENT_ PLAN_END_DATE

ACTUAL_REO_START_DATE			MM/DD/YYYY

REO_SALES_PRICE			Number

REALIZED_LOSS/GAIN	As defined in the Servicing Agreement		Number

Exhibit 2: Standard File Codes – Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:

•	ASUM- Approved Assumption
•	BAP- Borrower Assistance Program
•	CO- Charge Off
•	DIL- Deed-in-Lieu
•	FFA- Formal Forbearance Agreement
•	MOD- Loan Modification
•	PRE- Pre-Sale

Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.

© Copyright Wells Fargo Bank, Corporate Trust Services

Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com

•	SS- Short Sale
•	MISC- Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:

•	Mortgagor
•	Tenant
•	Unknown
•	Vacant

The Property Condition field should show the last reported condition of the property as follows:

•	Damaged
•	Excellent
•	Fair
•	Gone
•	Good
•	Poor
•	Special Hazard
•	Unknown

Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.

© Copyright Wells Fargo Bank, Corporate Trust Services

Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com

Exhibit 2: Standard File Codes – Delinquency Reporting, Continued

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

Delinquency Code	Delinquency Description
001	FNMA-Death of principal mortgagor
002	FNMA-Illness of principal mortgagor
003	FNMA-Illness of mortgagor’s family member
004	FNMA-Death of mortgagor’s family member
005	FNMA-Marital difficulties
006	FNMA-Curtailment of income
007	FNMA-Excessive Obligation
008	FNMA-Abandonment of property
009	FNMA-Distant employee transfer
011	FNMA-Property problem
012	FNMA-Inability to sell property
013	FNMA-Inability to rent property
014	FNMA-Military Service
015	FNMA-Other
016	FNMA-Unemployment
017	FNMA-Business failure
019	FNMA-Casualty loss
022	FNMA-Energy environment costs
023	FNMA-Servicing problems
026	FNMA-Payment adjustment
027	FNMA-Payment dispute
029	FNMA-Transfer of ownership pending
030	FNMA-Fraud
031	FNMA-Unable to contact borrower
INC	FNMA-Incarceration

Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.

© Copyright Wells Fargo Bank, Corporate Trust Services

Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com

Exhibit 2: Standard File Codes – Delinquency Reporting, Continued

The FNMA Delinquent Status Code field should show the Status of Default as follows:

Status Code	Status Description
09	Forbearance
17	Pre-foreclosure Sale Closing Plan Accepted
24	Government Seizure
26	Refinance
27	Assumption
28	Modification
29	Charge-Off
30	Third Party Sale
31	Probate
32	Military Indulgence
43	Foreclosure Started
44	Deed-in-Lieu Started
49	Assignment Completed
61	Second Lien Considerations
62	Veteran’s Affairs-No Bid
63	Veteran’s Affairs-Refund
64	Veteran’s Affairs-Buydown
65	Chapter 7 Bankruptcy
66	Chapter 11 Bankruptcy
67	Chapter 13 Bankruptcy

Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.

© Copyright Wells Fargo Bank, Corporate Trust Services

Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com

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